EXHIBIT 10.2

CHARMING SHOPPES RECEIVABLES CORP. Seller SPIRIT OF AMERICA, INC. Servicer and U.S. BANK NATIONAL ASSOCIATION Trustee on behalf of the Series 2007-1 Certificateholders
______________________________

SERIES 2007-1 SUPPLEMENT

Dated as of October 17, 2007

to

SECOND AMENDED AND RESTATED POOLING AND
SERVICING AGREEMENT

Dated as of November 25, 1997, as amended
______________________________

$320,000,000 CHARMING SHOPPES MASTER TRUST SERIES 2007-1

EXHIBITS

EXHIBIT A-1	Form of Class A-1 Certificate
EXHIBIT A-2	Form of Class A-2 Certificate
EXHIBIT M-1	Form of Class M-1 Certificate
EXHIBIT M-2	Form of Class M-2 Certificate
EXHIBIT B-1	Form of Class B-1 Certificate
EXHIBIT B-2	Form of Class B-2 Certificate
EXHIBIT C	Form of Class C Certificate
EXHIBIT D-1	Form of Class D-1 Certificate
EXHIBIT D-2	Form of Class D-2 Certificate
EXHIBIT E	Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT F	Form of Monthly Certificateholders’ Statement
EXHIBIT G-1	Form of Regulation S Book-Entry Certificate to Restricted Book-Entry Certificate Transfer Certificate

TABLE OF CONTENTS

EXHIBIT G-2	Form of Restricted Book-Entry Certificate to Regulation S Book-Entry Certificate Transfer Certificate
EXHIBIT H-1	Form of Interest Rate Swap Agreement
EXHIBIT H-2	Form of Interest Rate Cap Agreement
EXHIBIT I	Form of Non-U.S. Beneficial Ownership Certification by Member Organization
EXHIBIT J	Form of Non-U.S. Beneficial Ownership Certification by Euroclear or Clearstream Banking, Société Anonyme

ii

This SERIES 2007-1 SUPPLEMENT, dated as of October 17, 2007 (this “Supplement”), is among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the “Seller”), SPIRIT OF AMERICA, INC., a Delaware corporation, as Servicer (the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”) under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 and heretofore amended among the Seller, the Servicer and the Trustee (as further amended or otherwise modified from time to time, the “Agreement”).

Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

SECTION 1.  Designation.

(a)  There is hereby created a Series of Investor Certificates to be issued in five classes pursuant to the Agreement and this Series Supplement and to be known together as the Series 2007-1 Certificates.  The five classes shall be designated the Class A Asset Backed Certificates, Series 2007-1 (the “Class A Certificates”), the Class M Asset Backed Certificates, Series 2007-1 (the “Class M Certificates”), the Class B Asset Backed Certificates, Series 2007-1 (the “Class B Certificates”), the Class C Asset Backed Certificates, Series 2007-1 (the “Class C Certificates”) and the Class D Asset Backed Certificates, Series 2007-1 (the “Class D Certificates”).  The Class A Asset Backed Certificates shall be comprised of two subclasses designated as the Class A-1 Asset Backed Certificates, Series 2007-1 (the “Class A-1 Certificates”) and the Class A-2 Asset Backed Certificates, Series 2007-1 (the “Class A-2 Certificates”).  The Class M Asset Backed Certificates shall be comprised of two subclasses designated as the Class M-1 Asset Backed Certificates, Series 2007-1 (the “Class M-1 Certificates”) and the Class M-2 Asset Backed Certificates, Series 2007-1 (the “Class M-2 Certificates”).  The Class B Asset Backed Certificates shall be comprised of two subclasses designated as the Class B-1 Asset Backed Certificates, Series 2007-1 (the “Class B-1 Certificates”) and the Class B-2 Asset Backed Certificates, Series 2007-1 (the “Class B-2 Certificates”).  The Class D Asset Backed Certificates shall be comprised of two subclasses designated as the Class D-1 Asset Backed Certificates, Series 2007-1 (the “Class D-1 Certificates”) and the Class D-2 Asset Backed Certificates, Series 2007-1 (the “Class D-2 Certificates”).

(b)  Series 2007-1 shall be included in Group One.  Series 2007-1 shall be a Paired Series with respect to Series 2002-1.

(c)  If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall be controlling.

SECTION 2.  Definitions.  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series.  All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein.  All capitalized terms not otherwise defined herein are defined in the Agreement.  Each capitalized term defined herein shall relate only to the Series 2007-1 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

“Amortization Period” shall mean, with respect to Series 2007-1, the Controlled Amortization Period or the Early Amortization Period.

“Available Funds” shall mean, with respect to any Distribution Date, the sum of Class A Available Funds, Class M Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, in each case for such Distribution Date.

“Available Principal Collections” shall mean, with respect to any Distribution Date, the sum of:

(a)
(i) with respect to any Distribution Date prior to the earlier to occur of (A) payment in full of the Series 2002-1 Certificates and (B) the end of the Funding Period, $0; and (ii) with respect to any other Distribution Date, the Principal Allocation Percentage of all Collections of Principal Receivables received during the related Due Period, minus the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections, Reallocated Class B Principal Collections and Reallocated Class M Principal Collections with respect to such Due Period which pursuant to Section 4.12 are required to fund the Class A Required Amount, the Class M Required Amount, the Class B Required Amount and the Class C Required Amount,

(b)	any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2007-1 in accordance with Section 4.15 for such Distribution Date,

(c)
any other amounts which pursuant to subsections 4.9(a) and 4.11(a) (to the extent allocable to the Class A Investor Loss Amount or the Class A Investor Dilution Amount), (b), (c) (to the extent allocable to the Class M Investor Loss Amount or the Class M Investor Dilution Amount), (d), (e) (to the extent allocable to the Class B Investor Loss Amount or the Class B Investor Dilution Amount), (f), (i), (j), (k), (o), (p) and (q) for such Due Period (other than such amounts paid from Reallocated Principal Collections) are to be treated as Available Principal Collections for such Distribution Date, and

(d)
the amount, if any, specified by the Holder of the Exchangeable Seller Certificate pursuant to the first proviso to subsection 4.5(b)(ii) to be distributed as Available Principal Collections on such Distribution Date.

“Average Principal Balance” shall mean, for any Due Period in which one or more Reset Dates occur, the weighted average of the Principal Receivables on the first day of each Subperiod in such Due Period, it being understood that such average will be weighted according to a fraction, the numerator of which is the number of days during the relevant Subperiod and the denominator of which is the number of days in such Due Period.

“Base Rate” shall mean, for any Due Period, an annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Monthly Interest and any Net Swap Payment for the related Distribution Date and the Series 2007-1 Investor Monthly Servicing Fee for such Due Period, and the denominator of which is equal to the outstanding principal amount of the Series 2007-1 Certificates, determined as of the last day of the immediately preceding Due Period (or, for the initial Due Period, the outstanding principal amount of the Series 2007-1 Certificates as of the Closing Date).

“Benefit Plan Investor” shall have the meaning specified in subsection 16(c)(vii) of this Supplement.

“Cash Pre-Funded Amount” shall mean the amount on deposit in the Pre-Funding Account from time to time, excluding any investment income on funds on deposit therein.

“Class” shall mean any of the Class A Investor Interest, the Class M Investor Interest, the Class B Investor Interest, the Class C Investor Interest or the Class D Investor Interest.

“Class A Additional Interest” shall mean the sum of the Class A-1 Additional Interest and the Class A-2 Additional Interest.

“Class A Available Funds” shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class A Net Swap Receipt)) and (b) any Class A Net Swap Receipt for such Distribution Date.

“Class A Certificate Rate” means the Class A-1 Certificate Rate or the Class A-2 Certificate Rate, as applicable.

“Class A Certificateholder” shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

“Class A Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class A Controlled Amortization Amount” for any Due Period related to the Controlled Amortization Period shall mean $26,400,000.00; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class A Investor Interest as a result of any cancellation of Class A Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class A Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to 1/8th of the outstanding principal amount of the Class A Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

“Class A Controlled Amortization Shortfall” shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period, zero, and (ii) with respect to each other Due Period during the Controlled Amortization Period occurring on or prior to the Class A Expected Final Payment Date, the excess, if any, of the Class A Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class A Controlled Payment Amount on the Distribution Date related to such previous Due Period.

“Class A Controlled Payment Amount” for any Due Period, shall mean, the sum of (a) the Class A Controlled Amortization Amount and (b) any existing Class A Controlled Amortization Shortfall.

“Class A Deficiency Amount” shall mean the sum of the Class A-1 Deficiency Amount and the Class A-2 Deficiency Amount.

“Class A Expected Final Payment Date” shall mean the November 2012 Distribution Date.

“Class A Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class A Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class A Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class A Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class A Initial Investor Interest” shall mean the aggregate initial principal amount of the Class A Certificates, which is $211,200,000.  $153,800,000 of such initial principal amount is allocated to the Class A-1 Certificates.  $57,400,000 of such initial principal amount is allocated to the Class A-2 Certificates.

“Class A Investor Allocation” shall mean, with respect to any Due Period, (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amount and

Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class A Fixed Allocation.

“Class A Investor Charge-Off” shall have the meaning specified in subsection 4.10(a).

“Class A Investor Dilution Amount” shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2007-1 Investor Dilution Amount for such Distribution Date and (b) the Class A Floating Allocation for the related Due Period.

“Class A Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination, minus (d) the amount of any reduction to the Class A Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class A Certificates pursuant to Section 4.16, minus (e) the Class A Percentage of the Initial Total Pre-Funded Amount, plus (f) the Class A Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period.  The Class A Investor Interest shall be allocated to each subclass of the Class A Certificates proportionately according to the outstanding principal amount thereof.

“Class A Investor Loss Amount” shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class A Floating Allocation applicable for the related Due Period.

“Class A Monthly Interest” shall mean the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest.

“Class A Monthly Principal” shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

“Class A Net Swap Payment” shall mean, for any Distribution Date, the net amount payable by the Trust to the Hedge Counterparty pursuant to the Class A Swap on that Distribution Date as a result of LIBOR being less than the Class A Swap Rate.  For the avoidance of doubt, Class A Net Swap Payments do not include Hedge Termination Fees or payment of breakage or other miscellaneous costs.

“Class A Net Swap Receipt” shall mean, for any Distribution Date, the net amount payable to the Trust from the Hedge Counterparty pursuant to the Class A Swap on that Distribution Date as a result of LIBOR being greater than the Class A Swap Rate.

“Class A Percentage” shall mean a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class A Required Amount” shall have the meaning specified in subsection 4.8(a).

“Class A Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Class A Swap” shall mean any Interest Rate Swap Agreement relating to the Class A-1 Certificates.

“Class A Swap Rate” shall mean 5.056% per annum.

“Class A-1 Additional Interest” shall have the meaning specified in subsection 4.6(a).

“Class A-1 Certificate Rate” shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 1.25%.

“Class A-1 Certificateholder” shall mean each Person in whose name a Class A-1 Certificate is registered in the Certificate Register.

“Class A-1 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class A-1 Deficiency Amount” shall have the meaning specified in subsection 4.6(a).

“Class A-1 Monthly Interest” shall mean the monthly interest distributable in respect of the Class A-1 Certificates as calculated in accordance with subsection 4.6(a).

“Class A-2 Additional Interest” shall have the meaning specified in subsection 4.6(b).

“Class A-2 Certificate Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to 6.15%.

“Class A-2 Certificateholder” shall mean each Person in whose name a Class A-2 Certificate is registered in the Certificate Register.

“Class A-2 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class A-2 Deficiency Amount” shall have the meaning specified in subsection 4.6(b).

“Class A-2 Monthly Interest” shall mean the monthly interest distributable in respect of the Class A-2 Certificates as calculated in accordance with subsection 4.6(b).

“Class B Additional Interest” shall mean the sum of the Class B-1 Additional Interest and the Class B-2 Additional Interest.

“Class B Available Funds” shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class B Net Swap Receipt)) and (b) the Class B Net Swap Receipt for the related Distribution Date.

“Class B Certificate Rate” shall mean the Class B-1 Certificate Rate or the Class B-2 Certificate Rate, as applicable.

“Class B Certificateholder” shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

“Class B Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class B Controlled Amortization Amount” for any Due Period related to the Controlled Amortization Period shall mean $30,400,000; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class B Investor Interest as a result of any cancellation of Class B Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class B Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to the outstanding principal amount of the Class B Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

“Class B Controlled Amortization Shortfall” shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period occurring after the Class M Expected Final Payment Date, zero, and (ii) with respect to each other Due Period thereafter during the Controlled Amortization Period occurring on or prior to the Class B Expected Final Payment Date, means the excess, if any, of the Class B Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class B Controlled Payment Amount on the Distribution Date related to such previous Due Period.

“Class B Controlled Payment Amount” for any Due Period, shall mean, the sum of (a) the Class B Controlled Amortization Amount and (b) any existing Class B Controlled Amortization Shortfall.

“Class B Deficiency Amount” shall mean the sum of the Class B-1 Deficiency Amount and the Class B-2 Deficiency Amount.

“Class B Expected Final Payment Date” shall mean the January 2013 Distribution Date.

“Class B Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class B Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class B Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class B Initial Investor Interest” shall mean the aggregate initial principal amount of the Class B Certificates, which is $30,400,000.  $16,900,000 of such initial principal amount is allocated to the Class B-1 Certificates.  $13,500,000 of such initial principal amount is allocated to the Class B-2 Certificates.

“Class B Investor Allocation” shall mean, with respect to any Due Period (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class B Fixed Allocation.

“Class B Investor Charge-Off” shall have the meaning specified in subsection 4.10(c).

“Class B Investor Dilution Amount” shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2007-1 Investor Dilution Amount for such Distribution Date and (b) the Class B Floating Allocation for the related Due Period.

“Class B Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b) and (c), minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(b)(iv) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class B Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class B Certificates pursuant to Section 4.16, minus (f) the Class B Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class B Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).  The Class B Investor Interest shall be allocated to each subclass of the Class B Certificates proportionately according to the outstanding principal amount thereof.

“Class B Investor Loss Amount” shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class B Floating Allocation applicable for the related Due Period.

“Class B Monthly Interest” shall mean the sum of the Class B-1 Monthly Interest and the Class B-2 Monthly Interest.

“Class B Monthly Principal” shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(c).

“Class B Net Swap Payment” shall mean, for any Distribution Date, the net amount payable by the Trust to the Hedge Counterparty pursuant to the Class B Swap on that Distribution Date as a result of LIBOR being less than the Class B Swap Rate.  For the avoidance of doubt, Class B Net Swap Payments do not include Hedge Termination Fees or payment of breakage or other miscellaneous costs.

“Class B Net Swap Receipt” shall mean, for any Distribution Date, the net amount payable to the Trust from the Hedge Counterparty pursuant to the Class B Swap on that Distribution Date as a result of LIBOR being greater than the Class B Swap Rate.

“Class B Percentage” shall mean a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class B Principal Commencement Date” shall have the meaning specified in subsection 4.7(c).

“Class B Required Amount” shall have the meaning specified in subsection 4.8(c).

“Class B Servicing Fee” shall have the meaning specified in Section 3 of this Supplement

“Class B Swap” shall mean any Interest Rate Swap Agreement relating to the Class B Certificates.

“Class B Swap Rate” shall mean 5.084% per annum.

“Class B-1 Additional Interest” shall have the meaning specified in subsection 4.6(e).

“Class B-1 Certificate Rate” shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 2.00%.

“Class B-1 Certificateholder” shall mean each Person in whose name a Class B-1 Certificate is registered in the Certificate Register.

“Class B-1 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class B-1 Deficiency Amount” shall have the meaning specified in subsection 4.6(e).

“Class B-1 Monthly Interest” shall mean the monthly interest distributable in respect of the Class B-1 Certificates as calculated in accordance with subsection 4.6(e).

 “Class B-2 Additional Interest” shall have the meaning specified in subsection 4.6(f).

“Class B-2 Certificate Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to 6.91%.

“Class B-2 Certificateholder” shall mean each Person in whose name a Class B-2 Certificate is registered in the Certificate Register.

“Class B-2 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class B-2 Deficiency Amount” shall have the meaning specified in subsection 4.6(f).

“Class B-2 Monthly Interest” shall mean the monthly interest distributable in respect of the Class B-2 Certificates as calculated in accordance with subsection 4.6(f).

“Class C Available Funds” shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class C Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class C Net Cap Receipt)) and (b) the Class C Net Cap Receipt for the related Distribution Date.

“Class C Cap” shall mean any Interest Rate Cap Agreement relating to the Class C Certificates.

“Class C Cap Rate” shall mean 9.00% per annum.

“Class C Certificate Rate” with respect to any Interest Period shall have the meaning specified in the Class C Purchase Agreement; provided that the Class C Certificate Rate shall in no event exceed a per annum rate equal to LIBOR as of the LIBOR Determination Date for such Interest Period plus 4.00%.

“Class C Certificateholder” shall mean each Person in whose name a Class C Certificate is registered in the Certificate Register.

“Class C Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class C Deficiency Amount” shall have the meaning specified in subsection 4.6(g).

“Class C Expected Final Payment Date” shall mean the February 2013 Distribution Date.

“Class C Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class C Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class C Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class C Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class C Initial Investor Interest” shall mean the aggregate initial principal amount of the Class C Certificates, which is $28,800,000.

“Class C Investor Allocation” shall mean, with respect to any Due Period (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class C Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class C Fixed Allocation.

“Class C Investor Charge-Off” shall have the meaning specified in subsection 4.10(d).

“Class C Investor Dilution Amount” shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2007-1 Investor Dilution Amount for such Distribution Date and (b) the Class C Floating Allocation for the related Due Period.

“Class C Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b), (c) and (d), minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsection 4.12(b)(iii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class C Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class C Certificates pursuant to Section 4.16, minus (f) the Class C Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class C Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, and plus (h) the aggregate amount of Excess Spread and Shared

Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(k) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

“Class C Investor Loss Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class C Floating Allocation applicable for the related Due Period.

“Class C Monthly Interest” shall have the meaning specified in subsection 4.6(g).

“Class C Monthly Principal” shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(d).

“Class C Net Cap Receipt” means, for any Distribution Date, the net amount payable to the Trust from the Hedge Counterparty pursuant to the Class C Cap on that Distribution Date as a result of LIBOR being greater than the Class C Cap Rate.

“Class C Percentage” shall mean a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class C Purchase Agreement” shall mean the agreement among the Seller, the Servicer, the Trustee and the Class C Certificateholders, as amended, modified or restated from time to time.

“Class C Required Amount” shall mean the amount, if any, equal to the sum of (a) the amount, if any, by which the sum of (i) the Class C Monthly Interest for such Distribution Date, plus (ii) the Class C Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class C Investor Loss Amount, if any, for the prior Due Period, plus (iv) the Class C Investor Dilution Amount, if any, for such Distribution Date exceeds the amount of Excess Spread available to be applied to such amounts pursuant to subsections 4.11(h), (i) and (j), plus (b) the amount, if any, by which the sum of (i) the Class C Servicing Fee for the prior Due Period, plus (ii) the Class C Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds the Class C Available Funds for the related Due Period and the amount of any Excess Spread available to be applied to such amount pursuant to subsection 4.11(g).

“Class C Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Class D Available Funds” shall mean, with respect to any Distribution Date, an amount equal to the Class D Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

“Class D Certificateholders” shall mean any Person in whose name a Class D Certificate is registered in the Certificate Register.

“Class D Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class D Deficiency Amount” shall mean, with respect to any Distribution Date, the sum of the Class D-1 Deficiency Amount plus the Class D-2 Deficiency Amount.

“Class D Expected Final Payment Date” shall mean the March 2013 Distribution Date.

“Class D Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the sum of the Class D-1 Fixed Allocation and the Class D-2 Fixed Allocation.

“Class D Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the sum of the Class D-1 Floating Allocation and the Class D-2 Floating Allocation.

“Class D Initial Investor Interest” shall mean $30,400,000, which amount shall be allocated between the Class D-1 Initial Investor Interest and the Class D-2 Initial Investor Interest as set forth in the Class D Purchase Agreements.

“Class D Investor Allocation” shall mean, with respect to any Due Period, (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D Fixed Allocation.

“Class D Investor Charge-Offs” shall mean the sum of Class D-1 Investor Charge-Offs plus Class D-2 Investor Charge-Offs.

“Class D Investor Dilution Amount” shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2007-1 Investor Dilution Amount for such Distribution Date and (b) the Class D Floating Allocation for the related Due Period.

“Class D Investor Interest” shall mean, on any date of determination, the sum of the Class D-1 Investor Interest plus the Class D-2 Investor Interest.

“Class D Investor Loss Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class D Floating Allocation applicable for the related Due Period.

“Class D Monthly Interest” shall mean the sum of the Class D-1 Monthly Interest plus the Class D-2 Monthly Interest.

“Class D Monthly Principal” shall mean the sum of the Class D-1 Monthly Principal plus the Class D-2 Monthly Principal.

“Class D Percentage” shall mean the sum of the Class D-1 Percentage and the Class D-2 Percentage.

“Class D Purchase Agreement(s)” shall mean the Class D-1 Purchase Agreement and/or the Class D-2 Purchase Agreement, as the case may be.

“Class D Servicing Fee” shall mean the sum of the Class D-1 Servicing Fee plus the Class D-2 Servicing Fee.

“Class D-1 Certificate Rate” with respect to any Interest Period shall have the meaning specified in the Class D-1 Purchase Agreement; provided that the Class D-1 Certificate Rate shall in no event exceed a per annum rate equal to (i) if the Class D-1 Certificate Rate is a floating rate, LIBOR as of the LIBOR Determination Date for such Interest Period plus 10.0% and (ii) if the Class D-1 Certificate Rate is a fixed rate, 15.0%.

“Class D-1 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class D-1 Deficiency Amount” shall have the meaning specified in subsection 4.6(h).

“Class D-1 Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class D-1 Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-1 Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class D-1 Initial Investor Interest” shall mean the portion of the Class D Initial Investor Interest allocated to the Class D-1 Investor Interest, as set forth in the Class D-1 Purchase Agreement.

“Class D-1 Investor Allocation” shall mean, with respect to any Due Period, (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the

Revolving Period, the Class D-1 Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-1 Fixed Allocation.

“Class D-1 Investor Charge-Off” shall have the meaning specified in subsection 4.10(e).

“Class D-1 Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-1 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-1 Certificates prior to such date (other than any principal payments made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class D-1 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (e), minus (d) the aggregate amount of Reallocated Class D-1 Principal Collections allocated pursuant to subsection 4.12(b)(ii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-1 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-1 Certificates pursuant to Section 4.16, minus (f) the Class D-1 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-1 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(q) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided that the Class D-1 Investor Interest determined pursuant to the foregoing clauses (a) through (h) may be subject to further increase or decrease under the circumstances described in Section 16(e) of this Supplement.

“Class D-1 Monthly Interest” shall mean the monthly interest distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.6(h).

“Class D-1 Monthly Principal” shall mean the monthly principal distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.7(e).

“Class D-1 Percentage” shall mean a fraction, the numerator of which is the Class D-1 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class D-1 Purchase Agreement” shall be the agreement among the Seller, the Servicer, the Trustee and the Class D-1 Certificateholders, as amended, modified or restated from time to time.

“Class D-1 Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Class D-2 Certificate Rate” with respect to any Interest Period shall have the meaning specified in the Class D-2 Purchase Agreement; provided that the Class D-2 Certificate Rate shall in no event exceed a per annum rate equal to (i) if the Class D-2 Certificate Rate is a floating rate, LIBOR as of the LIBOR Determination Date for such Interest Period plus 10.0% and (ii) if the Class D-2 Certificate Rate is a fixed rate, 15.0%.

“Class D-2 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class D-2 Deficiency Amount” shall have the meaning specified in subsection 4.6(i).

“Class D-2 Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class D-2 Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-2 Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class D-2 Initial Investor Interest” shall mean the portion of the Class D Initial Investor Interest allocated to the Class D-2 Investor Interest, as set forth in the Class D-2 Purchase Agreement.

“Class D-2 Investor Allocation” shall mean, with respect to any Due Period, (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D-2 Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-2 Fixed Allocation.

“Class D-2 Investor Charge-Off” shall have the meaning specified in subsection 4.10(e).

“Class D-2 Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-2 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-2 Certificates prior to such date (other than any principal payments made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class D-2 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (e), minus (d) the aggregate amount of Reallocated Class D-2 Principal Collections allocated pursuant to subsection 4.12(b)(i) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-2 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-2 Certificates pursuant to Section 4.16, minus (f) the Class D-2 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-2 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of

Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(q) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) ; provided that the Class D-2 Investor Interest determined pursuant to the foregoing clauses (a) through (h) may be subject to further increase or decrease under the circumstances described in Section 16(e) of this Supplement.

“Class D-2 Monthly Interest” shall mean the monthly interest distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.6(i).

“Class D-2 Monthly Principal” shall mean the monthly principal distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.7(f).

“Class D-2 Percentage” shall mean a fraction, the numerator of which is the Class D-2 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class D-2 Purchase Agreement” shall mean the agreement among the Seller, the Servicer, the Trustee and the Class D-2 Certificateholders, as amended, modified or restated from time to time.

“Class D-2 Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Class M Additional Interest” shall mean the sum of the Class M-1 Additional Interest and the Class M-2 Additional Interest.

“Class M Available Funds” shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class M Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and deposited in the Collection Account for the related Due Period (including amounts under Sections 4.19(c) and 4.20(b) and other amounts that are in each case to be treated as Collections of Finance Charge Receivables in accordance with the Agreement (other than the Class M Net Swap Receipt)) and (b) the Class M Net Swap Receipt for the related Distribution Date.

“Class M Certificate Rate” means the Class M-1 Certificate Rate or the Class M-2 Certificate Rate, as applicable.

“Class M Certificateholder” shall mean each Person in whose name a Class M Certificate is registered in the Certificate Register.

“Class M Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class M Controlled Amortization Amount” for any Due Period related to the Controlled Amortization Period shall mean $19,200,000; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class M Investor Interest as a result of any cancellation of Class M Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class M Certificateholders pursuant to subsection 4.9(h), so that such amount shall be equal to the outstanding principal amount of the Class M Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

“Class M Controlled Amortization Shortfall” shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period occurring after the Class A Expected Final Payment Date, zero, and (ii) with respect to each other Due Period thereafter during the Controlled Amortization Period occurring on or prior to the Class M Expected Final Payment Date, means the excess, if any, of the Class M Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class M Controlled Payment Amount on the Distribution Date related to such previous Due Period.

“Class M Controlled Payment Amount” for any Due Period, shall mean, the sum of (a) the Class M Controlled Amortization Amount and (b) any existing Class M Controlled Amortization Shortfall.

“Class M Deficiency Amount” shall mean the sum of the Class M-1 Deficiency Amount and the Class M-2 Deficiency Amount.

“Class M Expected Final Payment Date” shall mean the December 2012 Distribution Date.

“Class M Fixed Allocation” shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class M Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the Revolving Period.

“Class M Floating Allocation” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)  the numerator of which is the Class M Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class M Investor Interest as of the Closing Date); and

(b)  the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

“Class M Initial Investor Interest” shall mean the aggregate initial principal amount of the Class M Certificates, which is $19,200,000.  $4,000,000 of such initial principal amount is allocated to the Class M-1 Certificates.  $15,200,000 of such initial principal amount is allocated to the Class M-2 Certificates.

“Class M Investor Allocation” shall mean, with respect to any Due Period (a) with respect to Series 2007-1 Investor Loss Amounts, Series 2007-1 Investor Dilution Amounts and

Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class M Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class M Fixed Allocation.

“Class M Investor Charge-Off” shall have the meaning specified in subsection 4.10(b).

“Class M Investor Dilution Amount” shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2007-1 Investor Dilution Amount for such Distribution Date and (b) the Class M Floating Allocation for the related Due Period.

“Class M Investor Interest” shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class M Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class M Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(h)), minus (c) the aggregate amount of Class M Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) and (b), minus (d) the aggregate amount of Reallocated Class M Principal Collections allocated pursuant to subsection 4.12(b)(v) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class M Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class M Certificates pursuant to Section 4.16, minus (f) the Class M Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class M Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).  The Class M Investor Interest shall be allocated to each subclass of the Class M Certificates proportionately according to the outstanding principal amount thereof.

“Class M Investor Loss Amount” shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class M Floating Allocation applicable for the related Due Period.

“Class M Monthly Interest” shall mean the sum of the Class M-1 Monthly Interest and the Class M-2 Monthly Interest.

“Class M Monthly Principal” shall mean the monthly principal distributable in respect of the Class M Certificates as calculated in accordance with subsection 4.7(b).

“Class M Net Swap Payment” shall mean, for any Distribution Date, the net amount payable by the Trust to the Hedge Counterparty pursuant to the Class M Swap on that Distribution Date as a result of LIBOR being less than the Class M Swap Rate.  For the avoidance of doubt, Class M Net Swap Payments do not include Hedge Termination Fees or payment of breakage or other miscellaneous costs.

“Class M Net Swap Receipt” means, for any Distribution Date, the net amount payable to the Trust from the Hedge Counterparty pursuant to the Class M Swap on that Distribution Date as a result of LIBOR being greater than the Class M Swap Rate.

“Class M Percentage” shall mean a fraction, the numerator of which is the Class M Initial Investor Interest and the denominator of which is the Initial Investor Interest.

“Class M Principal Commencement Date” shall have the meaning specified in subsection 4.7(b).

“Class M Required Amount” shall have the meaning specified in subsection 4.8(b).

“Class M Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Class M Swap” shall mean any Interest Rate Swap Agreement relating to the Class M-1 Certificates.

“Class M Swap Rate” means 5.081% per annum.

“Class M-1 Additional Interest” shall have the meaning specified in subsection 4.6(c).

“Class M-1 Certificate Rate” shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 1.65%.

“Class M-1 Certificateholder” shall mean each Person in whose name a Class M-1 Certificate is registered in the Certificate Register.

“Class M-1 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class M-1 Deficiency Amount” shall have the meaning specified in subsection 4.6(c).

“Class M-1 Monthly Interest” shall mean the monthly interest distributable in respect of the Class M-1 Certificates as calculated in accordance with subsection 4.6(c).

“Class M-2 Additional Interest” shall have the meaning specified in subsection 4.6(d).

“Class M-2 Certificate Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to 6.56%.

“Class M-2 Certificateholder” shall mean each Person in whose name a Class M-2 Certificate is registered in the Certificate Register.

“Class M-2 Certificates” shall have the meaning specified in subsection 1(a) of this Supplement.

“Class M-2 Deficiency Amount” shall have the meaning specified in subsection 4.6(d).

“Class M-2 Monthly Interest” shall mean the monthly interest distributable in respect of the Class M-2 Certificates as calculated in accordance with subsection 4.6(d).

“Clearstream” means Clearstream Banking, société anonyme.

“Closing Date” shall mean October 17, 2007.

“Controlled Amortization Period” shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on March 1, 2012, and ending upon the first to occur of (a) the payment in full of the Series 2007-1 Certificates, (b) the commencement of the Early Amortization Period and (c) the Series 2007-1 Termination Date.

“Controlling Certificateholders” shall mean (a) on any date of determination on which the Class A Investor Interest, the Class M Investor Interest and the Class B Investor Interest is greater than zero, the Holders of Class A Certificates, Class M Certificates and Class B Certificates evidencing more than 50% of the sum of the Class A Investor Interest, the Class M Investor Interest and the Class B Investor Interest, (b) thereafter, on any date of determination on which the Class C Investor Interest is greater than zero, the Holders of Class C Certificates evidencing more than 50% of the Class C Investor Interest and (c) thereafter, the Required Class D Holders (as defined in the Class D Purchase Agreement).

“Cumulative Principal Shortfall” shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

“Depository” means The Depository Trust Company, as initial Depository, or any successor Clearing Agency appointed by the Seller.

“Designated Maturity” shall mean, for any LIBOR Determination Date, one month.

“Distribution Date” shall mean November 15, 2007 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Early Amortization Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2007-1 is deemed to have occurred, and ending on the Series 2007-1 Termination Date.

“Enhancement” shall mean (a) with respect to the Class A Certificates, the subordination of the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, (b) with respect to the Class M Certificates, the subordination of the Class B Certificates, Class C Certificates and the Class D Certificates, (c) with respect to the Class B Certificates, the subordination of the Class C Certificates and the Class D Certificates, (d) with respect to the Class C Certificates, the subordination of the Class D Certificates, and (e) with respect to the Class D-1 Certificates, the subordination of the Class D-2 Certificates.

“Enhancement Provider” shall mean, collectively, the Class C Certificateholders and the Class D Certificateholders specified as such in the Class C Purchase Agreement or the Class D Purchase Agreement, as applicable.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Excess Spread” shall mean, with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, specified pursuant to subsections 4.9(a)(v), 4.9(b)(iii), 4.9(c)(iii), 4.9(d)(ii) and 4.9(e)(ii).

“Finance Charge Shortfall” shall have the meaning specified in subsection 4.14(b).

“Fixed Allocation Percentage” shall mean, with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction:

(a)  the numerator of which is the Series Investor Interest as of the close of business on the last day of the Revolving Period; provided, that if Series 2007-1 is paired with a Paired Series (other than Series 2002-1) and an Early Amortization Event occurs with respect to such Paired Series, the Seller shall, by written notice delivered to the Trustee, the Servicer and the Rating Agencies, reduce the numerator to an amount equal to the Series Investor Interest as of the last day of the revolving period for such Paired Series; provided that each of the Rating Agencies confirms in writing, concurrently with the issuance of such Paired Series (other than Series 2002-1), that such change would not result in a reduction or withdrawal by such Rating Agency of its rating for the Series 2007-1 Certificates; and

(b)  the denominator of which is the greater of (i) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (ii) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal Receivables for all Series of Certificates and Receivable Purchase Series outstanding;

provided, that with respect to any Due Period in which one or more Reset Dates occur:

(x)  the denominator determined pursuant to subclause (b)(i)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and providedfurther that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(i)(A) shall be the Average Principal Balance; and

(y)  the denominator determined pursuant to subclause (b)(ii) shall be (1) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Principal Receivables for all such Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Principal Receivables for all such Series as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

“Fixed Principal Allocation Date” shall mean the earlier of (a) the date on which an Early Amortization Period with respect to Series 2007-1 commences, and (b) the date of commencement of the Controlled Amortization Period.

“Floating Allocation Percentage” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction:

(a)  the numerator of which is the Investor Interest at the end of the day on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Investor Interest as of the Closing Date), and

(b)  the denominator of which is the greater of (1) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date) and (B) the Excess Funding Amount as of the close of business of the last day of the preceding Due Period, and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding;

provided that with respect to any Due Period in which one or more Reset Dates occur:

(x)  the numerator determined pursuant to subclause (a) shall be (1) the Investor Interest at the end of the day on the later of (A) the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Investor Interest as of the Closing Date) or (B) the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Investor Interest at the end of the day on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date);

(y)  the denominator determined pursuant to subclause (b)(1)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(1)(A) shall be the Average Principal Balance; and

(z)  the denominator determined pursuant to subclause (b)(2) shall be (1) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Loss Amounts or Principal Receivables, as applicable, for all such Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

“Funding Period” shall mean the period from and including the Closing Date to and including the earliest of (x) the first day on which the Series Investor Interest equals the Initial Investor Interest; (y) the commencement of the Early Amortization Period and (z) the May 2008 Distribution Date.

“Funding Period Reserve Account” shall have the meaning set forth in subsection 4.20(a).

“Funding Period Reserve Draw Amount” shall mean, with respect to each Distribution Date during the Funding Period, the lesser of (a) the amount on deposit in the Funding Period Reserve Account on such Distribution Date, other than net investment income (before giving effect to any withdrawal to be made from the Funding Period Reserve Account on such Distribution Date) and (b) the Pre-Funding Interest Amount for such Distribution Date.

“Funding Period Termination Distribution Date” shall mean the earlier to occur of (x) the first Distribution Date to occur following the commencement of the Early Amortization Period and (y) if the Funding Period shall not have terminated pursuant to clause (x) of the definition of

“Funding Period” (after giving effect to any increase in the Series Investor Interest on the May 2008 Distribution Date), the May 2008 Distribution Date.

“Group One” shall mean Series 2007-1 and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

“Hedge Counterparty” means Barclays Bank PLC or any other counterparty under the initial Interest Rate Swap Agreements or any Interest Rate Cap Agreement or any successor agreement pertaining to the initial Class A Swap, the initial Class M Swap, the initial Class B Swap or the initial Class C Cap.

“Hedge Reserve Account” shall mean the account established and maintained pursuant to subsection 4.22(a).

“Hedge Termination Fee” shall have the meaning specified in subsection 4.22(c).

“Initial Investor Interest” shall mean the sum of the Class A Initial Investor Interest, the Class M Initial Investor Interest, the Class B Initial Investor Interest, the Class C Initial Investor Interest and the Class D Initial Investor Interest.

“Initial Purchaser” shall mean Barclays Capital Inc., as initial purchaser of the Class A Certificates, the Class M Certificates and the Class B Certificates.

“Initial Total Pre-Funded Amount” shall mean $285,000,000.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

“Interest Rate Cap Agreement” shall mean each interest rate cap agreement between Trustee, on behalf of the Trust, and the Hedge Counterparty substantially in the form of Exhibit H-2; provided, however, that any Interest Rate Cap Agreement can deviate from the terms described in Exhibit H-2 at the direction of the Servicer if the Rating Agency Condition is satisfied, and the Trustee shall be conclusively entitled to rely on such direction.

“Interest Rate Hedge Agreements” shall mean the Interest Rate Swap Agreements and the Interest Rate Cap Agreements.

“Interest Rate Swap Agreement” shall mean each interest rate swap agreement between Trustee, on behalf of the Trust, and the Hedge Counterparty substantially in the form of Exhibit H-1; provided, however, that the Interest Rate Swap Agreements can deviate from the terms described in Exhibit H-1 at the direction of the Servicer if the Rating Agency Condition is satisfied, and the Trustee shall be conclusively entitled to rely on such direction.

“Investor Charge-Offs” shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Charge-Offs, (ii) the Class M Investor Charge-Offs, (iii) the Class

B Investor Charge-Offs, (iv) the Class C Investor Charge-Offs and (v) the Class D Investor Charge-Offs.

“Investor Interest” for Series 2007-1 shall mean the Series Investor Interest.

“Investor Loss Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

“Investor/Purchaser Percentage” for Series 2007-1 shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, the Floating Allocation Percentage.

“Lane Bryant Portfolio” shall mean the accounts that the Originator expects to acquire which arise under a portfolio of proprietary credit cards used primarily at Lane Bryant® stores.

“Lane Bryant Portfolio Distribution Date” shall mean the earlier to occur of (x) February 15, 2008, and (y) the first Distribution Date that is at least ten (10) days after the date on which the Servicer shall have notified the Trustee in writing that the Originator will not acquire the Lane Bryant Portfolio.

“LIBOR” shall mean, for any Interest Period, the London interbank offered rate for United States dollar deposits of the Designated Maturity determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.17.

“LIBOR Determination Date” shall mean October 15, 2007 for the initial Interest Period and the second London Business Day prior to the commencement of each subsequent Interest Period.

“London Business Day” shall mean a day on which the Trustee and commercial banks in the City of London are open for the transaction of commercial banking business.

“Minimum Required Funding Period Reserve Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (i) 1.3% and (ii) the amount on deposit in the Pre-Funding Account on such Distribution Date (after taking into account any withdrawals to be made from the Pre-Funding Account on such Distribution Date pursuant to subsection 4.19(b)).

“Minimum Required Hedge Reserve Amount” shall mean $5,000,000.

“Minimum Seller Interest” for Series 2007-1 shall mean zero.

“Monthly Interest” shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class M Monthly Interest, the Class M Additional Interest, if any, and the unpaid Class M Deficiency Amount, if any; (c) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any; (d) the

Class C Monthly Interest and the unpaid Class C Deficiency Amount, if any; and (e) the Class D Monthly Interest and unpaid Class D Deficiency Amount, each with respect to such Distribution Date.

“Net Hedge Receipt” shall mean, for any Distribution Date, the sum of the Class A Net Swap Receipt (if any), the Class M Net Swap Receipt (if any), the Class B Net Swap Receipt (if any) and the Class C Net Cap Receipt (if any), each for such Distribution Date.

“Net Swap Payment” shall mean, for any Distribution Date, the sum of the Class A Net Swap Payment (if any), the Class M Net Swap Payment (if any) and the Class B Net Swap Payment (if any), each for such Distribution Date.

“Portfolio Yield” shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the result of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates for such Due Period (including net investment earnings on funds on deposit in the Pre-Funding Account and the Funding Period Reserve Account and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement) plus (b) amounts withdrawn from the Funding Period Reserve Account pursuant to subsection 4.20(c) and (c) any Net Hedge Receipt for the related Distribution Date, such amount to be calculated on a cash basis after subtracting the Investor Loss Amount and the Series 2007-1 Investor Dilution Amount for such Due Period, and the denominator of which is the outstanding principal amount of the Series 2007-1 Certificates as of the last day of the preceding Due Period (or with respect to the initial Due Period, the outstanding principal amount of the Series 2007-1 Certificates on the Closing Date); it being understood that such fraction shall be annualized by dividing the fraction obtained in accordance with the definition set forth above by the number of days in such Due Period and multiplying such amount by 365.

“Pre-Funded Portion” shall mean (i) with respect to Class A Certificates, an amount equal to the Class A Percentage times the amount of funds on deposit in the Pre-Funding Account, (ii) with respect to Class M Certificates, an amount equal to the Class M Percentage times the amount of funds on deposit in the Pre-Funding Account, (iii) with respect to the Class B Certificates, an amount equal to the Class B Percentage times the amount of funds on deposit in the Pre-Funding Account, (iv) with respect to Class C Certificates, an amount equal to the Class C Percentage times the amount of funds on deposit in the Pre-Funding Account, (v) with respect to Class D-1 Certificates, an amount equal to the Class D-1 Percentage times the amount of funds on deposit in the Pre-Funding Account, and (vi) with respect to the Class D-2 Certificates, an amount equal to the Class D-2 Percentage times the amount of funds on deposit in the Pre-Funding Account.

“Pre-Funding Account” shall mean the account established and maintained pursuant to subsection 4.19(a).

“Pre-Funding Interest Amount” shall mean, for any Distribution Date during the Funding Period, the excess, if any, of:

(i)  the product of

(A) the result of the Monthly Interest for such Distribution Date, minus Net Hedge Receipts received by the Trust, plus Net Swap Payments payable by the Trust on that Distribution Date,

multiplied by

(B) a fraction, the numerator of which is equal to the daily average amount on deposit in the Pre-Funding Account during the preceding Due Period, other than net investment income, and the denominator of which is equal to the daily average outstanding principal amount of the Series 2007-1 Certificates during the preceding Due Period, over

(ii)  the investment earnings on funds in the Pre-Funding Account (net of investment losses and expenses) for such Distribution Date.

“Principal Allocation Percentage” shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

“Principal Shortfall” shall mean, as the context requires, any of the following:  (a) on any Distribution Date with respect to the Controlled Amortization Period, (i) if such Distribution Date is on or prior to the Class A Expected Final Payment Date, the amount by which the Class A Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (ii) if such Distribution Date occurs after the Class A Expected Final Payment Date but on or prior to the Class M Expected Final Payment Date, the amount by which the Class M Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (iii) if such Distribution Date occurs after the Class M Expected Final Payment Date but on or prior to the Class B Expected Final Payment Date, the amount by which the Class B Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (b) on the Class C Expected Final Payment Date (if an Early Amortization Event with respect to Series 2007-1 has not occurred), the amount by which the Class C Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (c) on the Class D Expected Final Payment Date (if an Early Amortization Event with respect to Series 2007-1 has not occurred), the amount by which the Class D Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (d) on any Distribution Date with respect to the Early Amortization Period, the amount by which the Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

“QIB” shall mean a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

“Rating Agency” shall mean Moody’s and Standard & Poor’s.

“Reallocated Class B Principal Collections” shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2007-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class B Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class B Investor Interest after giving effect to any reduction of the Class B Investor Interest pursuant to subsection 4.10(c) on such Distribution Date.

“Reallocated Class C Principal Collections” shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2007-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class C Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class C Investor Interest after giving effect to any reduction of the Class C Investor Interest pursuant to subsection 4.10(d) on such Distribution Date.

“Reallocated Class D Principal Collections” shall mean, with respect to any Distribution Date, the sum of Reallocated Class D-1 Principal Collections plus Reallocated Class D-2 Principal Collections.

“Reallocated Class D-1 Principal Collections” shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2007-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class D-1 Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class D-1 Investor Interest after giving effect to any reduction of the Class D-1 Investor Interest pursuant to subsection 4.10(e) on such Distribution Date.

“Reallocated Class D-2 Principal Collections” shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2007-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class D-2 Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class D-2 Investor Interest after giving effect to any reductions of the Class D-2 Investor Interest pursuant to subsection 4.10(e) on such Distribution Date.

“Reallocated Class M Principal Collections” shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to Series 2007-1 for the preceding Due Period in an amount not to exceed the lesser of (i) the product of (A) the Class M Investor Allocation times (B) the Investor/Purchaser Percentage times (C) the aggregate amount of

Collections in respect of Principal Receivables deposited in the Collection Account for the related Due Period; and (ii) the Class M Investor Interest after giving effect to any reduction of the Class M Investor Interest pursuant to subsection 4.10(b) on such Distribution Date.

“Reallocated Principal Collections” shall mean the sum of (a) Reallocated Class M Principal Collections, (b) Reallocated Class B Principal Collections, (c) Reallocated Class C Principal Collections and (d) Reallocated Class D Principal Collections.

“Reference Banks” shall mean four major banks in the London interbank market selected by the Servicer.

“Regulation S Book-Entry Certificate” shall have the meaning specified in subsection 15(b) of this Supplement.

“Regulation S Permanent Book-Entry Certificate” shall have the meaning specified in subsection 15(b) of this Supplement.

“Regulation S Temporary Book-Entry Certificate” shall have the meaning specified in subsection 15(b) of this Supplement.

“Reset Date” shall mean the occurrence of any Addition Date, any Removal Date or any day on which the Investor Interest is increased pursuant to Section 4.21 or the outstanding principal amount of the Series 2007-1 Certificates is decreased pursuant to Section 4.9(h).

“Restricted Book-Entry Certificate” shall have the meaning specified in Section 15(b).

“Reuters Screen LIBOR01 Page” shall mean the display page currently so designated on the Reuters Monitor Money Rates (or such other page as may replace that page on that service, or such other service as may be the successor information vendor for purposes of displaying comparable rates or prices.)

“Revolving Period” shall mean the period from and including the Closing Date to, but not including, the Fixed Principal Allocation Date.

“Series 2007-1” shall mean the Series of the Charming Shoppes Master Trust represented by the Investor Certificates.

“Series 2007-1 Certificateholder” shall mean the Holder of record of any Series 2007-1 Certificate.

“Series 2007-1 Certificates” shall mean the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

“Series 2007-1 Early Amortization Event” shall have the meaning specified in Section 10 of this Supplement.

“Series 2007-1 Investor Dilution Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series Percentage for the related Due Period and

(b) any Series Dilution Amount remaining after giving effect to any addition of Accounts and other actions taken pursuant to Sections 4.3(d) and 2.6.

“Series 2007-1 Investor Monthly Servicing Fee” shall have the meaning specified in Section 3 of this Supplement.

“Series 2007-1 Termination Date” shall mean the earliest to occur of (a) the Distribution Date on which the Series 2007-1 Certificates are paid in full, (b) the September 2017 Distribution Date or (c) the date of termination of the Trust pursuant to Section 12.1 of the Agreement.

“Series 2007-1 Unfunded Dilution Amount” shall mean, on any Distribution Date, an amount equal to any unfunded Series 2007-1 Investor Dilution Amount remaining after application of Class A Available Funds pursuant to subsection 4.9(a)(iv) and Excess Spread and Shared Excess Finance Charge Collections in accordance with Section 4.11.

“Series Investor Interest” shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Interest, (ii) the Class M Investor Interest, (iii) the Class B Investor Interest, (iv) the Class C Investor Interest and (v) the Class D Investor Interest, each as of such date.

“Series Servicing Fee Percentage” shall mean 2.0%.

“Shared Excess Finance Charge Collections” shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 2007-1 Certificates as described in Section 4.14.

“Shared Principal Collections” shall mean, as the context requires, either (a) the amount allocated to the Series 2007-1 Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as “Shared Principal Collections” and which may be applied to cover Principal Shortfalls with respect to the Series 2007-1 Certificates pursuant to Section 4.15.

“Specified Days” shall mean, with respect to any Interest Period, (a) 30 (or, in the case of the first Interest Period, the number of days in such Interest Period), when used with reference to the calculation of interest for any Class A Certificates, Class M Certificates, Class B Certificates or Class D Certificates that bear interest at a fixed rate during such Interest Period and (b) the number of days in such Interest Period, when used with reference to the calculation of interest for any Class of Certificates that bears interest at a floating rate during such Interest Period.

“subclass” shall mean (a) with respect to the Class A Certificates, the Class A-1 Certificates and the Class A-2 Certificates, (b) with respect to the Class M Certificates, the Class

M-1 Certificates and the Class M-2 Certificates, (c) with respect to the Class B Certificates, the Class B-1 Certificates and the Class B-2 Certificates, and (d) with respect to the Class D Certificates, the Class D-1 Certificates and the Class D-2 Certificates.

“Subperiod” shall mean, with respect to a Due Period in which one or more Reset Dates occur (the “Subject Due Period”), any of the following:

(i)           the period from and including the last day of the prior Due Period to but excluding the first Reset Date in the Subject Due Period,

(ii)           the period from and including the last Reset Date in the Subject Due Period to and including the last day of the Subject Due Period, and

(iii)           the period, if any, from and including one Reset Date in the Subject Due Period to but excluding the next Reset Date.

SECTION 3.  Servicing Compensation.  The share of the Monthly Servicing Fee allocable to Series 2007-1 (the “Series 2007-1 Investor Monthly Servicing Fee”) with respect to any Due Period shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) (a) the Investor Interest as of the last day of such Due Period minus (b) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of such Due Period and the Principal Allocation Percentage for such Due Period; provided, however, that with respect to the initial Due Period ending after the Closing Date, the Series 2007-1 Investor Monthly Servicing Fee shall be adjusted based on the ratio of the number of days in the initial Due Period to 30; provided, further, that if a Successor Servicer that is not an Affiliate of the Seller is appointed, the Series 2007-1 Investor Servicing Fee shall be such amount as may be agreed upon in writing between such Successor Servicer and the Trustee, so long as the Trustee shall have received written confirmation from each of the Rating Agencies then rating any Class of Series 2007-1 Certificates that such change would not result in a reduction or withdrawal by such Rating Agency of its rating of any Class of the Series 2007-1 Certificates.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class A Investor Interest with respect to any Due Period (the “Class A Servicing Fee”) shall be equal to the product of (i) the Class A Floating Allocation, and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class M Investor Interest with respect to any Due Period (the “Class M Servicing Fee”) shall be equal to the product of (i) the Class M Floating Allocation and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class B Investor Interest with respect to any Due Period (the “Class B Servicing Fee”) shall be equal to the product of (i) the Class B Floating Allocation and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class C Investor Interest with respect to any Due Period (the “Class C Servicing Fee”) shall be equal to the product of (i) the Class C Floating Allocation and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class D-1 Investor Interest with respect to any Due Period (the

“Class D-1 Servicing Fee”) shall be equal to the product of (i) the Class D-1 Floating Allocation and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.  The share of the Series 2007-1 Investor Monthly Servicing Fee allocable to the Class D-2 Investor Interest with respect to any Due Period (the “Class D-2 Servicing Fee”) shall be equal to the product of (i) the Class D-2 Floating Allocation and (ii) the Series 2007-1 Investor Monthly Servicing Fee for such Due Period.

Except as specifically provided above, the Monthly Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no event shall the Trust, the Trustee or the Series 2007-1 Certificateholders be liable therefor.  The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a).  The Class M Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c).  The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(ii) and 4.11(e).  The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(d)(i) and 4.11(g).  The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(e)(i) and 4.11(m).

SECTION 4.  Reassignment and Transfer Terms.  The Series 2007-1 Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Series Investor Interest is less than or equal to 10% of the Series Investor Interest on the Funding Period Termination Distribution Date (after giving effect to any increase in the Series Investor Interest on such date).  The deposit required in connection with any such repurchase shall be equal to the Series Investor Interest plus accrued and unpaid interest on the Series 2007-1 Certificates through the day preceding the Distribution Date on which the repurchase occurs.

SECTION 5.  Delivery and Payment for the Series 2007-1 Certificates.  The Seller shall execute and deliver the Series 2007-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement.  The Trustee shall deliver the Series 2007-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

SECTION 6.  Depository; Form of Delivery of Series 2007-1 Certificates.

(a)  The Class A Certificates, the Class M Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.2 and 6.10 of the Agreement.  The Class C Certificates and the Class D Certificates shall be delivered as Definitive Certificates as provided in Sections 6.2 and 6.12 of the Agreement.

(b)  The Depository for Series 2007-1 shall be The Depository Trust Company, and the Class A Certificates, the Class M Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

SECTION 7.  Interest Rate Hedge Agreements.  (a) The Trustee shall, on behalf of the Trust, enter into a Class A Swap, a Class M Swap, a Class B Swap and a Class C Cap on the Closing Date for the benefit of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders and the Class C Certificateholders.  The notional amount under each Interest Rate Hedge Agreement for any Interest Period shall be determined prior to the issuance of the Series 2007-1 Certificates and shall be set forth in a schedule to the initial Interest Rate Hedge Agreement for the related Class.  If the Lane Bryant Portfolio acquisition does not occur prior to the Lane Bryant Portfolio Distribution Date, the notional amount of each Interest Rate Hedge Agreement shall be adjusted to give effect to the payments made to the holders of the Series 2007-1 Certificates on the Lane Bryant Portfolio Distribution Date.  If any of the initial Interest Rate Hedge Agreements is terminated and replaced, the replacement Interest Rate Hedge Agreement must have the same notional amount with respect to the periods covered by the replacement Interest Rate Hedge Agreement unless the Rating Agency Condition shall have been satisfied with respect to a different notional amount.

Class A Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class A Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and available to be applied as Class A Available Funds.  Class M Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class M Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and available to be applied as Class M Available Funds.  Class B Net Swap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class B Net Swap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and available to be applied as Class B Available Funds.  Class C Net Cap Receipts shall be deposited by the Trustee in the Collection Account on the date such Class C Net Cap Receipts are paid and shall be treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates and available to be applied as Class C Available Funds.

On any Distribution Date when the Class A Net Swap Payment, the Class M Net Swap Payment or the Class B Net Swap Payment is greater than zero, the Trustee shall pay such Class A Net Swap Payment, Class M Net Swap Payment or Class B Net Swap Payment from the Class A Available Funds, the Class M Available Funds and the Class B Available Funds, respectively, as provided in Sections 4.9(a), 4.9(b) and 4.9(c).  If the Class A Available Funds, the Class M Available Funds or the Class B Available Funds are insufficient to pay the Class A Net Swap Payment, the Class M Net Swap Payment and the Class B Net Swap Payment, respectively, the Class A Net Swap Payment, the Class M Net Swap Payment, and the Class B Net Swap Payment will be paid from the Excess Spread and Shared Excess Finance Charge Collections, as provided in Sections 4.11(a), 4.11(c), 4.11(e) and 4.14(b).

(b)           Subject to satisfaction of the Rating Agency Condition, the Servicer may at any time obtain a replacement Interest Rate Hedge Agreement.

SECTION 8.  Article IV of Agreement.  Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement.  Article IV of the

Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2007-1 Certificates.

ARTICLE IV.

RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES

PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.4.  Rights of Series 2007-1 Certificateholders.  The Series 2007-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2007-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables (including certain other amounts that are to be treated as collections of Receivables in accordance with the terms of this Agreement), (b) any other funds on deposit (or to be deposited) in the Collection Account or the Excess Funding Account allocated to Series 2007-1 and (c) any other amounts that pursuant to this Agreement or any Supplement are allocable to Series 2007-1.  The Class D-2 Certificates shall be subordinate to the Class D-1 Certificates as described herein and in the Class D Purchase Agreement.  The Class D Certificates shall be subordinate to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates.  The Class C Certificates shall be subordinate to the Class A Certificates, the Class M Certificates and the Class B Certificates.  The Class B-1 Certificates shall be pari passu with the Class B-2 Certificates.  The Class B Certificates shall be subordinate to the Class A Certificates and the Class M Certificates.  The Class M-1 Certificates shall be pari passu with the Class M-2 Certificates.  The Class M Certificates will be subordinate to the Class A Certificates.  The Class A-1 Certificates shall be pari passu with the Class A-2 Certificates.  The Exchangeable Seller Certificate shall not represent any interest in the Collection Account or the Excess Funding Account except as specifically provided in this Article IV.

SECTION 4.5.  Allocations.

(a)           Allocations During the Revolving Period.  During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2007-1 Certificateholders and the Hedge Counterparty, the following amounts as set forth below:

(i)           An amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

(ii)           If the Series 2002-1 Certificates have been paid in full, an amount equal to the product of (A) the Investor/Purchaser Percentage on such date and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date, which amount shall be, first, held in the Collection Account to the extent of amounts to be distributed pursuant to Section 4.9(f)(i) on the next Distribution Date, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, held in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, third, deposited to the Excess Funding Account to the extent necessary so that the Seller Interest is not less than the Minimum Seller Interest and, fourth, paid to the Holders of the Exchangeable Seller Certificate.  With respect to each Due Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2007-1 Certificateholders pursuant to this subsection are paid to any Holder of the Exchangeable Seller Certificate, such Holder shall make an amount equal to the Reallocated Principal Collections for the related Distribution Date available on that Distribution Date for application in accordance with Section 4.12; provided, however, that if such Holder fails to make such funds available, then an amount of Collections of Principal Receivables allocated to Series 2007-1 and on deposit in the Collection Account equal to that deficiency shall be treated as Reallocated Principal Collections for application in accordance with Section 4.12, prior to any other application of such Collections.

(b)           Allocations During the Controlled Amortization Period.  During the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2007-1 Certificateholders and the Hedge Counterparty, the following amounts as set forth below:

(i)           An amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

(ii)           An amount equal to the product of (A) the Investor/Purchaser Percentage on such date and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date, which amount shall be, first, held in the Collection Account to the extent of amounts to be distributed pursuant to Section 4.9(g) on the next Distribution Date, and, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, held in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the next Distribution Date, third, deposited to the Excess Funding Account to the extent necessary so that the Seller Interest is not less than the Minimum Seller Interest and, fourth, paid to the Holder of the Exchangeable Seller Certificate, provided that, upon written notice to the Servicer and the Trustee, such Holder may specify that any such amount to be distributed to it after the Class A Investor Interest has been paid in full shall be retained in the Collection Account for distribution pursuant to Section 4.9(g) as Available Principal Collections on the Distribution Date following the next Distribution Date.  With respect to each Due Period falling in the Controlled Amortization Period, to the extent that Collections of Principal Receivables allocated to the Series 2007-1 Certificateholders pursuant to this subsection are paid to any Holder of the Exchangeable Seller Certificate, such Holder shall make an amount equal to the Reallocated Principal Collections for the related Distribution Date available on that Distribution Date for application in accordance with Section 4.12; provided, however, that if such Holder fails to make such funds available, then an amount of Collections on Principal Receivables equal to that deficiency shall be treated as Reallocated Principal

Collections for application in accordance with Section 4.12, prior to any other application of the amounts in the Collection Account.

(c)           Allocations During the Early Amortization Period.  During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2007-1 Certificateholders and the Hedge Counterparty, the following amounts as set forth below:

(i)           An amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

(ii)           An amount equal to the product of (A) the Class D-2 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(i) and then in accordance with subsection 4.9(g).

(iii)           An amount equal to the product of (A) the Class D-1 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(ii) and then in accordance with subsection 4.9(g).

(iv)           An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(iii) and then in accordance with subsection 4.9(g).

(v)           An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(iv) and then in accordance with subsection 4.9(g).

(vi)           An amount equal to the product of (A) the Class M Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12(b)(v) and then in accordance with subsection 4.9(g).

(vii)           An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(g).

SECTION 4.6.  Determination of Monthly Interest.

(a)           The amount of monthly interest distributable in respect of the Class A-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class A-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class A-1 Certificates determined as of the Record Date preceding such Distribution Date (the “Class A-1 Monthly Interest”); provided, that in addition to Class A-1 Monthly Interest an amount equal to the amount of any unpaid Class A-1 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class A-1 Certificate Rate in effect with respect to the related Interest Period, and 1.0% per annum, and (C) any Class A-1 Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A-1 Certificateholders (the “Class A-1 Additional Interest”), shall also be distributable in respect of the Class A-1 Certificates.  The “Class A-1 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class A-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

(b)           The amount of monthly interest distributable in respect of the Class A-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class A-2 Certificate Rate, and (iii) the outstanding principal amount of the Class A-2 Certificates determined as of the Record Date preceding such Distribution Date (the “Class A-2 Monthly Interest”); provided, that in addition to Class A-2 Monthly Interest an amount equal to the amount of any unpaid Class A-2 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class A-2 Certificate Rate and 1.0% per annum, and (C) any Class A-2 Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A-2 Certificateholders (the “Class A-2 Additional Interest”), shall also be distributable in respect of the Class A-2 Certificates.  The “Class A-2 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class A-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

(c)           The amount of monthly interest distributable in respect of the Class M-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class M-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class M-1 Certificates determined as of the Record Date preceding such Distribution Date (the “Class M-1 Monthly Interest”); provided, that in addition to the Class M-1 Monthly Interest an amount equal to the amount of any unpaid Class M-1 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class M-1 Certificate Rate in effect with respect to the related Interest Period, and 1.0% per annum, and (C)

any Class M-1 Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class M-1 Certificateholders (the “Class M-1 Additional Interest”), shall also be distributable in respect of the Class M-1 Certificates.  The “Class M-1 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(c) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class M-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

(d)           The amount of monthly interest distributable in respect of the Class M-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class M-2 Certificate Rate, and (iii) the outstanding principal amount of the Class M-2 Certificates determined as of the Record Date preceding such Distribution Date (the “Class M-2 Monthly Interest”); provided, that in addition to Class M-2 Monthly Interest an amount equal to the amount of any unpaid Class M-2 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class M-2 Certificate Rate and 1.0% per annum, and (C) any Class M-2 Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class M-2 Certificateholders (the “Class M-2 Additional Interest”), shall also be distributable in respect of the Class M-2 Certificates.  The “Class M-2 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(d) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class M-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

(e)           The amount of monthly interest distributable in respect of the Class B-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class B-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class B-1 Certificates determined as of the Record Date preceding such Distribution Date (the “Class B-1 Monthly Interest”); provided, that in addition to the Class B-1 Monthly Interest an amount equal to the amount of any unpaid Class B-1 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class B-1 Certificate Rate in effect with respect to the related Interest Period, and 1.0% per annum, and (C) any Class B-1 Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B-1 Certificateholders (the “Class B-1 Additional Interest”), shall also be distributable in respect of the Class B-1 Certificates.  The “Class B-1 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(e) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class B-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

(f)           The amount of monthly interest distributable in respect of the Class B-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class B-2 Certificate Rate, and (iii) the outstanding principal amount of the Class B-2

Certificates determined as of the Record Date preceding such Distribution Date (the “Class B-2 Monthly Interest”); provided, that in addition to Class B-2 Monthly Interest an amount equal to the amount of any unpaid Class B-2 Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class B-2 Certificate Rate and 1.0% per annum, and (C) any Class B-2 Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B-2 Certificateholders (the “Class B-2 Additional Interest”), shall also be distributable in respect of the Class B-2 Certificates.  The “Class B-2 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(f) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class B-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

(g)           The amount of monthly interest distributable in respect of the Class C Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class C Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class C Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the “Class C Monthly Interest”); provided, that in addition to the Class C Monthly Interest an amount equal to any unpaid Class C Deficiency Amounts, as defined below, shall also be distributed to the Class C Certificateholders.  The “Class C Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(g) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class C Certificateholders in respect of such amounts on all prior Distribution Dates.

(h)           The amount of monthly interest distributable in respect of the Class D-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class D-1 Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the “Class D-1 Monthly Interest”); provided, that in addition to the Class D-1 Monthly Interest an amount equal to any unpaid Class D-1 Deficiency Amounts, as defined below, shall also be distributed to the Class D-1 Certificateholders.  The “Class D-1 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(h) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

(i)           The amount of monthly interest distributable in respect of the Class D-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-2 Certificate Rate in effect with respect to the related Interest Period, and (iii) the sum of the Class D-2 Investor Interest plus the applicable Pre-Funded Portion, each determined as of the Record Date preceding such Distribution Date (the “Class D-2 Monthly Interest”); provided, that in addition to the Class D-2 Monthly Interest an amount equal to any unpaid Class D-2 Deficiency Amounts, as defined below, shall also be distributed to the Class D-2

Certificateholders.  The “Class D-2 Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(i) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

SECTION 4.7.  Determination of Monthly Principal.

(a)           The amount of monthly principal distributable with respect to the Class A Certificates on each Distribution Date (the “Class A Monthly Principal”), beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Amortization Period prior to the Class A Expected Final Payment Date, the Class A Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class A Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10).

(b)           The amount of monthly principal distributable with respect to the Class M Certificates on each Distribution Date (the “Class M Monthly Principal”) beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest has been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest has been paid in full (in either case, the “Class M Principal Commencement Date”), shall be an amount equal to the least of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Amortization Period beginning on the Class M Principal Commencement Date but prior to the Class M Expected Final Payment Date, the Class M Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class M Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

(c)           The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the “Class B Monthly Principal”) beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest and the Class M Investor Interest have been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest and the Class M Investor Interest have been paid in full (in either case, the “Class B Principal Commencement Date”), shall be an amount equal to the least of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class M Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Amortization Period beginning on the Class B Principal Commencement Date but prior to the Class B Expected Final Payment Date, the Class B Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class B Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

(d)           The amount of monthly principal distributable with respect to the Class C Certificates on each Distribution Date (the “Class C Monthly Principal”) shall be, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal on such Distribution Date) and (ii) the Class C Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

(e)           The amount of monthly principal distributable with respect to the Class D-1 Certificates on each Distribution Date (the “Class D-1 Monthly Principal”) shall be, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution Date) and (ii) the Class D-1 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

(f)           The amount of monthly principal distributable with respect to the Class D-2 Certificates on each Distribution Date (the “Class D-2 Monthly Principal”) shall be, beginning with the Distribution Date on which the Class D-1 Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D-1 Monthly Principal on such Distribution Date) and (ii) the Class D-2 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

SECTION 4.8.  Coverage of Class A, Class M and Class B Required Amounts.

(a)           On or before each Distribution Date, the Servicer shall determine the amount (the “Class A Required Amount”), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class A Additional Interest, if any, for such Distribution Date, plus (iv) the Class A Servicing Fee for the related Due Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class A Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class A Investor Dilution Amount for such Distribution Date, plus (viii) the Class A Net Swap Payment, if any, for such Distribution Date exceeds the Class A Available Funds for such Distribution Date.

(b)           On or before each Distribution Date, the Servicer shall also determine the amount (the “Class M Required Amount”), if any, by which the sum of (i) the Class M Monthly Interest for such Distribution Date, plus (ii) the Class M Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class M Additional Interest, if any, for such Distribution Date, plus (iv) the Class M Servicing Fee for the related Due Period, plus (v) the Class M Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class M Investor Loss

Amount, if any, for such Distribution Date, plus (vii) the Class M Investor Dilution Amount for such Distribution Date, plus (viii) the Class M Net Swap Payment, if any, for such Distribution Date exceeds the Class M Available Funds for such Distribution Date.

(c)           On or before each Distribution Date, the Servicer shall also determine the amount (the “Class B Required Amount”), if any, by which the sum of (i) the Class B Monthly Interest for such Distribution Date, plus (ii) the Class B Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class B Additional Interest, if any, for such Distribution Date, plus (iv) the Class B Servicing Fee for the related Due Period, plus (v) the Class B Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class B Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class B Investor Dilution Amount for such Distribution Date, plus (viii) the Class B Net Swap Payment, if any, for such Distribution Date exceeds the Class B Available Funds for such Distribution Date.

(d)           In the event that the Class A Required Amount, the Class M Required Amount or the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount, Class M Required Amount or Class B Required Amount on or before such Distribution Date.  For any Distribution Date, in the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed on such Distribution Date pursuant to subsection 4.11(a).  In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date, Reallocated Principal Collections with respect to the related Due Period shall be applied as specified in Section 4.12.  In the event that the Class M Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class M Required Amount pursuant to subsection 4.11(c), the Reallocated Class B Principal Collections, the Reallocated Class C Principal Collections and the Reallocated Class D Principal Collections (after application, in each case, to the Class A Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class M Required Amount.  In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount pursuant to subsection 4.11(e), the Reallocated Class C Principal Collections and Reallocated Class D Principal Collections (after application, in each case, to the Class A Required Amount and the Class M Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount, the Class M Required Amount and the Class B Required Amount.

SECTION 4.9.  Monthly Payments.  On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

(a)           an amount equal to the Class A Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           on a pari passu and pro rata basis based on amounts owing under this clause (i) to each of the Class A-1 Certificateholders, the Class A-2 Certificateholders and the Hedge Counterparty under the Class A Swap (A) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be distributed to the Class A Certificateholders and (B) any Class A Net Swap Payment shall be paid to the Hedge Counterparty under the Class A Swap;

(ii)           an amount equal to the Class A Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

(iii)           an amount equal to the Class A Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(iv)           an amount equal to the Class A Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

(v)           the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(b)           an amount equal to the Class M Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           on a pari passu and pro rata basis based on amounts owing under this clause (i) to each of the Class M-1 Certificateholders, the Class M-2 Certificateholders and the Hedge Counterparty under the Class M Swap (A) an amount equal to the Class M Monthly Interest for such Distribution Date, plus the amount of any Class M Deficiency Amount for such Distribution Date, plus the amount of any Class M Additional Interest for such Distribution Date, shall be distributed to the Class M Certificateholders and (B) any Class M Net Swap Payment shall be paid to the Hedge Counterparty under the Class M Swap;

(ii)           an amount equal to the Class M Servicing Fee for such Distribution Date, plus the amount of any Class M Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

(iii)           the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(c)           an amount equal to the Class B Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           on a pari passu and pro rata basis based on amounts owing under this clause (i) to the each of the Class B-1 Certificateholders, the Class B-2 Certificateholders and the Hedge Counterparty under the Class B Swap (A) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be distributed to the Class B Certificateholders and (B) any Class B Net Swap Payment shall be paid to the Hedge Counterparty under the Class B Swap;

(ii)           an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

(iii)           the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(d)           An amount equal to the Class C Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

(ii)           the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(e)           An amount equal to the Class D Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           an amount equal to the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

(ii)           the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(f)           During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           first, an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class C Purchase Agreement shall be so applied, and second, an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class D Purchase Agreement shall be so applied; and

(ii)           an amount equal to Available Principal Collections remaining after giving effect to the applications specified in subsection 4.9(f)(i) above shall be treated as Shared

Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 2007-1 and as provided in Section 4.3(f).

(g)           During the Controlled Amortization Period or the Early Amortization Period (beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or the Early Amortization Period begins), an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i)           an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Class A Certificateholders;

(ii)           after giving effect to the distribution referred to in clause (i) above, beginning on the Class M Principal Commencement Date, an amount equal to the Class M Monthly Principal shall be distributed to the Class M Certificateholders;

(iii)           after giving effect to the distribution referred to in clauses (i) and (ii) above, beginning on the Class B Principal Commencement Date, an amount equal to the Class B Monthly Principal shall be distributed to the Class B Certificateholders;

(iv)           after giving effect to the distribution referred to in clauses (i), (ii) and (iii) above, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the Class C Monthly Principal shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

(v)           after giving effect to the distributions referred to in clauses (i), (ii), (iii) and (iv) above, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the Class D Monthly Principal shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreements;

(vi)           after giving effect to the distributions referred to in clauses (i), (ii), (iii), (iv) and (v) above, first an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class C Purchase Agreement shall be so applied, and second, an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class D Purchase Agreement shall be so applied ; and

(vii)           an amount equal to Available Principal Collections remaining after the applications specified in clauses (i), (ii), (iii), (iv), (v) and (vi) above shall be treated as Shared Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 2007-1 and as provided in Section 4.3(f).

For each of the Class A, Class M and Class B Certificates, such principal payments shall be applied to each of the subclasses of such Class on a pro rata basis according to the initial principal amount of such subclass.  For the Class D Certificates, such principal payments shall be applied as provided in the Class D Purchase Agreements.

(h)           On each of the Lane Bryant Portfolio Distribution Date and the Funding Period Termination Distribution Date, an amount equal to the amount withdrawn from the Pre-Funding Account and deposited in the Collection Account for application to the principal amount of the Certificates, as specified in subsection 4.19(b), shall be distributed to the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders, the Class C Certificateholders and Class D Certificateholders in reduction of the outstanding principal amount of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, pro rata according to the initial principal amount of each such Class.  For each of the Class A, Class M and Class B Certificates, such principal payments shall be applied to each of the subclasses of such Class on a pro rata basis according to the initial principal amount of such subclass.  For the Class D Certificates, such principal payments shall be applied as provided in the Class D Purchase Agreements.

SECTION 4.10.  Investor Charge-Offs.

(a)           On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount.  If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero.  If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero.  If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in paragraph (c) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class B Investor Interest will be reduced to zero, and the Class M Investor Interest (after giving effect to reductions for any Class M Investor Charge-Offs described in paragraph (b) and any Reallocated Class M Principal Collections on such Distribution Date) will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero.  If such reduction would cause the Class M Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class M Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class M Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date.  Additionally, the Class A Investor Interest shall be reduced by the amount of any Series 2007-1 Unfunded Dilution Amount remaining after giving effect to any related Class M Investor Charge-Off, Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off.  The reductions described in the two prior sentences are referred to collectively as a “Class A Investor Charge-Off”.  If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.11(b).

(b)           On or before each Distribution Date, the Servicer shall calculate the Class M Investor Loss Amount.  If on any Distribution Date, the Class M Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(c) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (a) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (a) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero.  If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a) and paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero.  If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in paragraph (a) and paragraph (c) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero.  If such reduction would cause the Class B Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class B Investor Interest shall be reduced to zero, and the Class M Investor Interest shall be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class M Investor Loss Amount for such Distribution Date.  Additionally, the Class M Investor Interest shall be reduced by the amount of any Series 2007-1 Unfunded Dilution Amount remaining after giving effect to any related Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off.  The reductions to the Class M Investor Interest under this subsection 4.10(b), together with all reductions to the Class M Investor Interest under subsection 4.10(a), are collectively referred to as a “Class M Investor Charge-Off”.  The Class M Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal amount of the Class M Certificates) on any Distribution Date by the amount of Excess Spread and Shared

Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(d).

(c)           On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount.  If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(e) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero.  If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a), paragraph (b) and paragraph (d) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero.  If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Loss Amount for such Distribution Date.  Additionally, the Class B Investor Interest shall be reduced by the amount of any Series 2007-1 Unfunded Dilution Amount remaining after giving effect to any related Class C Investor Charge-Off and Class D Investor Charge-Off.  The reductions to the Class B Investor Interest under this subsection 4.10(c), together with all reductions to the Class B Investor Interest under subsections 4.10(a) and 4.10(b), are collectively referred to as a “Class B Investor Charge-Off”.  The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal amount of the Class B Certificates) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(f).

(d)           On or before each Distribution Date, the Servicer shall calculate the Class C Investor Loss Amount.  If on any Distribution Date, the Class C Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread, Shared Excess Finance Charge Collections and Reallocated Class D Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(i) and Section 4.12, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraphs (a), (b) and (c) and paragraph (e) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraphs (a), (b) and (c) and paragraph (e) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero.  If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero, but not by more than the Class C Investor Loss Amount for such Distribution Date.  Additionally, the Class C Investor Interest shall be reduced by the amount of any Series 2007-1 Unfunded Dilution Amount remaining after giving effect to any related Class D Investor Charge-Off .  The reductions to the Class C Investor Interest under this subsection 4.10(d), together with all reductions to the Class C Investor Interest under subsections 4.10(a), (b) and (c), are referred to collectively as a “Class C Investor Charge-Off”.  The Class C Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available under subsection 4.11(k).

(e)           On or before each Distribution Date, the Servicer shall calculate the Class D Investor Loss Amount.  If on any Distribution Date, the Class D Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections which is allocated and available to fund such amount pursuant to subsection 4.11(o), the Class D-2 Investor Interest will be reduced by the amount of such excess.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Class D Investor Loss Amount for such Distribution Date and the Class D-1 Investor Interest.  Additionally, the Class D-2 Investor Interest shall be reduced by the amount of any Series 2007-1 Unfunded Dilution Amount.  If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Series 2007-1 Unfunded Dilution Amount for such Distribution Date and the Class D-1 Investor Interest.  The reductions to the Class D-2 Investor Interest under this clause (e), together with all reductions to the Class D-2 Investor Interest under subsections 4.10(a), (b), (c) and (d), are referred to collectively as a “Class D-2 Investor Charge-Off”.  The reductions to the Class D-1 Investor Interest under this subsection 4.10(e), together with all reductions to the Class D-1 Investor Interest under subsections 4.10(a), (b), (c) and (d), are referred to collectively as a “Class D-1 Investor Charge-Off”.  Each of the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(q).

SECTION 4.11.  Excess Spread; Shared Excess Finance Charge Collections.  On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Excess Spread and Shared Excess

Finance Charge Collections allocated to Series 2007-1 with respect to the related Due Period to make the following distributions on each Distribution Date in the following priority:

(a)           an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

(b)           an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(c)           (I) an amount equal to the Class M Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) in the order of priority specified therein and (II) any remaining amount up to the sum of the Class M Investor Loss Amount and Class M Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(d)           an amount equal to the aggregate amount by which the Class M Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class M Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(e)           (I) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to subsections 4.9(c)(i) and (ii) in the order of priority specified therein and (II) any remaining amount up to the sum of the Class B Investor Loss Amount and Class B Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(f)           an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class B Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(g)           an amount equal to the excess, if any, of the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class C Available Funds for such Distribution Date shall be paid to the Servicer;

(h)           on a pro rata basis based on amounts owing in this clause (h) to the Class C Certificateholders, an amount equal to the sum of the Class C Monthly Interest plus the Class C Deficiency Amount for such Distribution Date shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

(i)           an amount equal to the Class C Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(j)           an amount equal to the Class C Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(k)           an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class C Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(l)           an amount equal to the aggregate of any other amounts then due to the Class C Certificateholders or required to be applied pursuant to the Class C Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2007-1 shall be distributed for application in accordance with the Class C Purchase Agreement;

(m)           an amount equal to the excess, if any, of the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class D Available Funds for such Distribution Date shall be paid to the Servicer;

(n)           an amount equal to the Class D Monthly Interest plus the amount of any Class D Deficiency Amount for such Distribution Date shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreements;

(o)           an amount equal to the Class D Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(p)           an amount equal to the Class D Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

(q)           first an amount equal to the aggregate amount by which the Class D-1 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-1 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date and then an amount equal to the aggregate amount by which the Class D-2 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-2 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(r)           an amount equal to the excess, if any, of (A) the Minimum Required Funding Period Reserve Amount over (B) the amount on deposit in the Funding Period Reserve Account (after taking into account any withdrawals to be made from the Funding Period Reserve Account on such Distribution Date pursuant to subsection 4.20(c)(i)), shall be deposited into the Funding Period Reserve Account;

(s)           an amount equal to the aggregate of any other amounts then due to the Class D Certificateholders or required to be applied pursuant to the Class D Purchase

Agreements out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2007-1 shall be distributed for application in accordance with the Class D Purchase Agreements;

(t)           on a pro rata basis based on amounts owing under this clause (t), to the extent not already paid under Section 4.22(c) hereof:  (A) an amount equal to any Hedge Termination Fees or other additional payments owed to the Hedge Counterparty under the Class A Swap shall be paid to the Hedge Counterparty under the Class A Swap, (B) an amount equal to any Hedge Termination Fees or other additional payments owed to the Hedge Counterparty under the Class M Swap shall be paid to the Hedge Counterparty under the Class M Swap, (C) an amount equal to any Hedge Termination Fees or other additional payments owed to the Hedge Counterparty under the Class B Swap shall be paid to the Hedge Counterparty under the Class B Swap, (D) an amount equal to any additional payments owed to the Hedge Counterparty under the Class C Cap shall be paid to the Hedge Counterparty under the Class C Cap, and (E) an amount equal to the excess, if any, of (a) the Minimum Required Hedge Reserve Amount over (b) the amount on deposit in the Hedge Reserve Account shall be deposited into the Hedge Reserve Account; and

(u)           the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge Collections with respect to any Series in Group One, shall be distributed to the Holder of the Exchangeable Seller Certificate or any other Person then entitled to such amounts.

SECTION 4.12.  Reallocated Principal Collections.

(a)           On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Reallocated Principal Collections (applying all Reallocated Principal Collections in accordance with subsection 4.12(b)) with respect to such Distribution Date, to make the following distributions on each Distribution Date in the following priority:

(i)           an amount equal to the excess, if any, of (x) the Class A Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2007-1 with respect to the related Due Period, shall be applied in accordance with, and in the priority set forth in, subsections 4.9(a)(i), (ii), (iii) and (iv);

(ii)           an amount equal to the excess, if any, of (x) the Class M Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class M Certificates pursuant to subsection 4.11(c) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(b)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(c)(II);

(iii)           an amount equal to the excess, if any, of (x) the Class B Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess

Spread and Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(e) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(c)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(e)(II); and

(iv)           an amount equal to the excess, if any, of (x) the Class C Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class C Investor Interest pursuant to subsections 4.11(g), 4.11(h), 4.11(i) and 4.11(j) on such Distribution Date shall be applied first pursuant to subsection 4.9(d)(i), and then pursuant to and in the priority set forth in subsections 4.11(h), 4.11(i) and 4.11(j).

(b)           On each Distribution Date on which the Servicer shall instruct the Trustee to apply Reallocated Principal Collections pursuant to paragraph (a) above, the Trustee shall apply such Reallocated Principal Collections in the following order of priority and only to the extent provided below:

(i)           applying Reallocated Class D-2 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iv);

(ii)           if any amounts remain outstanding under subsections 4.12 (a)(i) through (a)(iv) after giving effect to Reallocated Class D-2 Principal Collections, then applying Reallocated Class D-1 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iv);

(iii)           if any amounts remain outstanding under subsections 4.12(a)(i), (a)(ii) or (a)(iii) above after giving effect to Reallocated Class D Principal Collections, then applying Reallocated Class C Principal Collections in accordance with subsections 4.12(a)(i), (a)(ii) and (a)(iii);

(iv)           if any amounts remain outstanding under subsection 4.12 (a)(i) or (a)(ii) above after giving effect to Reallocated Class D Principal Collections and Reallocated Class C Principal Collections, then applying Reallocated Class B Principal Collections in accordance with subsection 4.12(a)(i) or (a)(ii); and

(v)           if any amounts remain outstanding under subsection 4.12 (a)(i) above after giving effect to Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections, then applying Reallocated Class M Principal Collections in accordance with subsection 4.12(a)(i).

(c)           On each Distribution Date, the Class D-2 Investor Interest shall be reduced by the amount of Reallocated Class D-2 Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class D-1 Investor Interest shall be reduced by the amount of Reallocated Class D-1 Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date, the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal

Collections applied in accordance with subsection 4.12(b) for such Distribution Date and the Class M Investor Interest shall be reduced by the amount of Reallocated Class M Principal Collections applied in accordance with subsection 4.12(b) for such Distribution Date.  Each of the Class M Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available to (A) the Class M Investor Interest pursuant to subsection 4.11(d), (B) the Class B Investor Interest pursuant to subsection 4.11(f), (C) the Class C Investor Interest pursuant to subsection 4.11(k) and (D) to the Class D-1 Investor Interest and Class D-2 Investor Interest pursuant to subsection 4.11(q).

SECTION 4.13.  Seller’s or Servicer’s Failure to Make a Deposit or Payment.  If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller.  The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2007-1 Certificateholders on each Distribution Date.  The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal.  Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

SECTION 4.14.  Shared Excess Finance Charge Collections.

(a)           The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.11(a) through (t) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

(b)           Series 2007-1 shall be included in Group One.  Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2007-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2007-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date.  The “Finance Charge Shortfall” for Series 2007-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.11(a) through (t) on such Distribution Date over (b) the Excess Spread for such Distribution Date.

SECTION 4.15.  Shared Principal Collections.  Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2007-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2007-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

SECTION 4.16.  Purchase and Cancellation of Certificates.  The Seller may on any Distribution Date on or after the Funding Period Termination Distribution Date, upon five Business Days’ prior written notice to the Trustee, purchase Series 2007-1 Certificates on the secondary market and request the Trustee to cancel such Series 2007-1 Certificates purchased by the Seller on such Distribution Date.  In such case, the Class A, Class M, Class B, Class C and/or Class D Investor Interest, as applicable, will be reduced by the portion thereof represented by such cancelled Certificates; provided that after giving effect to any cancellation (A) the Class M Investor Interest shall not be less than 6.0% of the Series 2007-1 Investor Interest (calculated after giving effect to such cancellation), (B) the Class B Investor Interest shall not be less than 9.5% of the Series 2007-1 Investor Interest (calculated after giving effect to such cancellation), (C) the Class C Investor Interest shall not be less than 9.0% of the Series 2007-1 Investor Interest (calculated after giving affect to such cancellation), and (D) the Class D Investor Interest shall not be less than 9.5% of the Series 2007-1 Investor Interest (calculated after giving effect to such cancellations).  No Certificateholder shall be required to sell its Certificates to the Seller pursuant to this Section 4.16.

SECTION 4.17.  Determination of LIBOR.

(a)           On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that date.  If such rate does not appear on Reuters Screen LIBOR01 Page, the rate for that LIBOR Determination Date will be determined based on the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity.  The Trustee or the Hedge Counterparty will request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

(b)           The Class A Certificate Rates, Class M Certificate Rates, Class B Certificate Rates, Class C Certificate Rate, Class D-1 Certificate Rate and Class D-2 Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2007-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (800) 934-6802.

(c)           On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

SECTION 4.18.  Paired Series.  Any other Series in Group One may be designated (but only with the consent of the Class C Certificateholders and the Class D Certificateholders specified in the Class C Purchase Agreement or the Class D Certificate Purchase Agreements, as applicable, and subject to satisfaction of the Rating Agency Condition) as a Paired Series for Series 2007-1.  Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal amount of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount.  Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 2007-1 Certificateholders.  As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Controlled Amortization Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Investor Interest of such Paired Series will increase by up to a corresponding amount.  Upon payment in full of the Series Investor Interest, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Series Investor Interest paid to the Series 2007-1 Certificateholders (or such other amount as the holders of such Paired Series shall agree).

SECTION 4.19  Pre-Funding Account.  (a)  The Seller hereby directs the Servicer, for the benefit of the Series 2007-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee and for the Trustee, on behalf of the Series 2007-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the “Pre-Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Certificateholders.  The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2007-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Pre-Funding Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings.  The Pre-Funding Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2007-1 Certificateholders.  If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the “Pre-Funding Account.”  In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 2007-1 Certificates, the “Pre-Funding Account.”

The Trustee, at the direction of the Servicer, shall make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.

(b)           A portion of the cash proceeds of the sale of the Series 2007-1 Certificates in an amount equal to $285,000,000 shall be deposited into the Pre-Funding Account on the Closing Date.  This amount shall be the Initial Total Pre-Funded Amount.  On each Distribution Date, the Trustee, at the direction of the Servicer, shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Cash Pre-Funded Amount.  Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Cash Pre-Funded Amount for purposes of this Supplement.  Funds on deposit in the Pre-Funding Account shall be withdrawn by the Trustee, at the direction of the Servicer, and paid to the Seller to the extent of any increases in the Series Investor Interest pursuant to Section 4.21.  If (x) the Lane Bryant Portfolio shall not have been acquired by the Originator on or before January 31, 2008, or the Servicer shall have notified the Trustee in writing on or prior to January 31, 2008 that the Originator will not acquire the Lane Bryant Portfolio prior to January 31, 2008, and (y) any Cash Pre-Funded Amount remains on deposit in the Pre-Funding Account, on the Lane Bryant Portfolio Distribution Date the lesser of (i) such remaining Cash Pre-Funded Amount net of interest and earnings on investments of funds on deposit in the Pre-Funding Account on such date) and (ii) $220,000,000 will be deposited into the Collection Account and applied by the Trustee, at the direction of the Servicer, in accordance with subsection 4.9(h) to reduce the outstanding principal amount of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates as specified in subsection 4.9(h).  If the Funding Period Termination Distribution Date occurs and any Cash Pre-Funded Amount remains on deposit in the Pre-Funding Account, on such date such remaining Cash Pre-Funded Amount will be deposited into the Collection Account and will be applied by the Trustee, at the direction of the Servicer, in accordance with subsection 4.9(h) to reduce the outstanding principal amount of the Class A Certificates, the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates as specified in subsection 4.9(h).

(c)           Funds on deposit in the Pre-Funding Account shall be invested in Permitted Investments by the Trustee, at the direction of the Servicer.  Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on the following Distribution Date.  All interest and earnings (net of losses and investment expenses) on funds on deposit in the Pre-Funding Account shall be deposited by the Trustee, at the direction of the Servicer, in the Collection Account on each Distribution Date and treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates for the prior Due Period.

(d)           The parties hereto intend that the Pre-Funding Account shall be an account of the Trustee, and not an account of the Seller.  If, notwithstanding the intent of the parties hereto, it shall be determined that the Seller has any rights in the Pre-Funding Account, the Seller hereby grants to the Trustee, to secure all of its obligations hereunder, a security interest in all of its right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Pre-

Funding Account, all money, instruments, investment property, and other property credited to or on deposit in the Pre-Funding Account, and all proceeds thereof.

SECTION 4.20.                                           Funding Period Reserve Account.  (a) The Seller hereby directs the Servicer, for the benefit of the Series 2007-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee and for the Trustee, on behalf of the Series 2007-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the “Funding Period Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Certificateholders.  The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2007-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Funding Period Reserve Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings.  The Funding Period Reserve Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2007-1 Certificateholders.  If, at any time, the institution holding the Funding Period Reserve Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Funding Period Reserve Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investment to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be the “Funding Period Reserve Account.”  In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Funding Period Reserve Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be, for the Series 2007-1 Certificates, the “Funding Period Reserve Account.”  Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Funding Period Reserve Account for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.

(b)           The Servicer shall deposit $3,705,000 into the Funding Period Reserve Account on the Closing Date.  Funds on deposit in the Funding Period Reserve Account (after giving effect to any withdrawals from the Funding Period Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments so that funds will be available for withdrawal on the following Distribution Date.  The interest and other investment income (net of investment expenses and losses) earned on such investments shall be deposited in the Collection Account on each Distribution Date and treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates for the preceding Due Period and available to be applied as Available Funds.

(c)           On or before each Distribution Date with respect to the Funding Period, the Trustee at the direction of the Servicer shall (i) withdraw from the Funding Period Reserve Account an amount equal to the Funding Period Reserve Draw Amount for such Distribution Date and deposit such amount into the Collection Account for application as Available Funds and (ii) deposit in the Funding Period Reserve Account an amount equal to the amount specified in, and otherwise in accordance with, subsection 4.11(r).

(d)           The Funding Period Reserve Account shall be terminated following the earlier to occur of (a) the completion of the Funding Period and (b) the termination of the Trust pursuant to the Agreement.  Upon the termination of the Funding Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Funding Period Reserve Account on such date as described above) shall be distributed to the Holder of the Exchangeable Seller Certificate.

SECTION 4.21.                                           Adjustments to Investor Interest.

(a)           Series 2007-1 shall be a Paired Series with respect to Series 2002-1.  On any Business Day during the Funding Period, the Series Investor Interest will be increased (but not above an amount equal to the Initial Investor Interest) by the amount of any decrease in the Investor Interest for Series 2002-1 on or prior to such day, provided that the aggregate amount of such increases pursuant to this clause (a) do not exceed the aggregate amount of the Investor Interest for Series 2002-1.  The Class A Investor Interest shall be increased by an amount equal to the Class A Percentage of the amount of such decrease, the Class M Investor Interest shall be increased by an amount equal to the Class M Percentage of the amount of such decrease, the Class B Investor Interest shall be increased by an amount equal to the Class B Percentage of the amount of such decrease, the Class C Investor Interest shall be increased by an amount equal to the Class C Percentage of the amount of such decrease, and the Class D Investor Interest shall be increased by an amount equal to the Class D Percentage of the amount of such decrease (which increase shall be allocated between the Class D-1 Investor Interest and the Class D-2 Investor Interest as provided in the Class D Purchase Agreements), whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Seller an amount equal to the increase in the Series Investor Interest.

(b)           The Seller may on any Business Day during the Funding Period determine to increase the Series Investor Interest amount up to the Initial Investor Interest by transferring new Receivables to the Trust so long as such increase to the Series Investor Interest would not cause the Seller Interest to be reduced below zero or cause an Early Amortization Event to occur with respect to any outstanding Series.  Upon determining to increase the Series Investor Interest pursuant to this Section 4.21(b), the Seller shall deliver to the Servicer and the Trustee an Officers’ Certificate specifying the amount of the increase in the Series Investor Interest the Seller has determined to make and certifying that such increase to the Series Investor Interest will not cause the Seller Interest to be reduced below zero or cause an Early Amortization Event to occur with respect to any outstanding Series.  Upon receipt of such Officer’s Certificate by the Trustee, the Class A Investor Interest shall be increased by an amount equal to the Class A Percentage of the amount of such increase, the Class M Investor Interest shall be increased by an amount equal to the Class M Percentage of the amount of such increase, the Class B Investor Interest shall be increased by an amount equal to the Class B Percentage of the amount of such increase, the Class C Investor Interest shall be increased by an amount equal to the Class C Percentage of the amount of such increase, the Class D Investor Interest shall be increased by an amount equal to the Class D Percentage of the amount of such increase (which increase shall be allocated between the Class D-1 Investor Interest and the Class D-2 Investor Interest as provided in the Class D Purchase Agreements), whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Seller an amount equal to the increase in the Series Investor Interest.

SECTION 4.22.                                           Hedge Reserve Account.  (a) The Seller hereby directs the Servicer, for the benefit of the Hedge Counterparty, to establish and maintain or cause to be established and maintained in the name of the Trustee and for the Trustee, on behalf of the Hedge Counterparty, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the “Hedge Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Hedge Counterparty.  The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Hedge Counterparty, without recourse, all of its right, title and interest (if any) in, to and under the Hedge Reserve Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings.  The Hedge Reserve Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Hedge Counterparty.  If, at any time, the institution holding the Hedge Reserve Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Hedge Reserve Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investment to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be the “Hedge Reserve Account.”  In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Hedge Reserve Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be, the “Hedge Reserve Account.”  Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Hedge Reserve Account for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.

(b)           The Servicer shall deposit $1,700,000 into the Hedge Reserve Account on the Closing Date.  On each Distribution Date prior to the termination of the Hedge Reserve Account pursuant to subsection 4.22(d), the Trustee at the direction of the Servicer shall deposit in the Hedge Reserve Account an amount equal to the amount specified in, and otherwise in accordance with, subsection 4.11(t).  Funds on deposit in the Hedge Reserve Account (after giving effect to any withdrawals from the Hedge Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments so that funds will be available for withdrawal on the following Distribution Date.  The interest and other investment income (net of investment expenses and losses) earned on such investments shall be deposited in the Collection Account each Distribution Date following and treated as Collections of Finance Charge Receivables allocated to the Series 2007-1 Certificates for the preceding Due Period and available to be applied as Available Funds.

(c)           Upon termination of any Interest Rate Swap Agreement for which a partial or early termination fee (such fee, a “Hedge Termination Fee”) is incurred pursuant to the terms of the applicable Interest Rate Swap Agreement, the Trustee shall, at the written direction of the Servicer, withdraw the amount of such termination fee from the Hedge Reserve Account and distribute such termination fee directly to the applicable Hedge Counterparty.  If more than one Hedge Termination Fee shall be outstanding at any time, the Trustee shall make such distributions to the applicable Hedge Counterparties in the following order of priority: first, to the Hedge Counterparty for the Class A Swap; second, to the Hedge Counterparty for the Class M Swap; and third, to the Hedge Counterparty for the Class B Swap.

(d)           The Hedge Reserve Account shall be terminated following the earliest to occur of (a) the Lane Bryant Portfolio Distribution Date, (b) February 15, 2008, (c) the date on which the Originator acquires the Lane Bryant Portfolio, and (d) the termination of the Trust pursuant to the Agreement.  Upon the termination of the Hedge Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Hedge Reserve Account on such date as described above) shall be distributed to the Holder of the Exchangeable Seller Certificate.

SECTION 4.23                                Designation of Trustee’s Jurisdiction.  The Trustee hereby agrees that its jurisdiction for purposes of the applicable UCC is New York.

SECTION 4.24                                Permitted Investments.  In selecting Permitted Investments for the funds on deposit in the Collection Account, the Funding Period Reserve Account, the Hedge Reserve Account and the Pre-Funding Account, the Servicer shall make such selection after consultation with the Trustee and with a view to ensuring that an amount equal to the sum of (i) Monthly Interest due on each Distribution Date, and (ii) during the Amortization Period, the amount of principal to be paid on the Series 2007-1 Certificates on such Distribution Date will be held by the Trustee in uninvested funds on the Business Day immediately prior to such Distribution Date.

SECTION 9.  Article V of the Agreement.  Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2007-1 Certificates:

ARTICLE V.

DISTRIBUTIONS AND REPORTS TO INVESTOR

CERTIFICATEHOLDERS

SECTION 5.1.  Distributions.

(a)           On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class A Certificateholder’s prorata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class A Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement by check mailed to each Class A Certificateholder (at such Class A Certificateholder’s address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(b)           On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class M Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class M Certificateholder’s pro rata share

(based on the aggregate Undivided Trust Interests represented by Class M Certificates held by such Class M Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class M Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement by check mailed to each Class M Certificateholder (at such Class M Certificateholder’s address as it appears in the Certificate Register), except that with respect to Class M Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(c)           On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Class B Certificateholder’s pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement by check mailed to each Class B Certificateholder (at such Class B Certificateholder’s address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(d)           Unless otherwise specified in the Class C Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class C Certificateholder’s pro rata share (based on the aggregate Undivided Trust Interests represented by Class C Certificates held by such Class C Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement or the Class C Purchase Agreement by check mailed to each Class C Certificateholder (at such Certificateholder’s address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class C Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

(e)           Unless otherwise specified in the Class D-1 Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class D-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class D-1 Certificateholder’s pro rata share (based on the aggregate Undivided Trust Interests represented by Class D-1 Certificates held by such Class D-1 Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-1 Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement or the applicable Class D Purchase Agreement by check mailed to each Class D-1 Certificateholder (at such Class D-1 Certificateholder’s address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class D-1 Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

(f)           Unless otherwise specified in the Class D-2 Purchase Agreement, on each Distribution Date, the Trustee shall distribute to each Class D-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Class D-2 Certificateholder’s pro rata share (based on the aggregate Undivided Trust Interests represented by Class D-2 Certificates held by such Class D-2 Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-2 Certificateholders pursuant to Section 4.9 or 4.11 of this Supplement or the applicable Class D Purchase Agreement by check mailed to each Class D-2 Certificateholder (at such Class D-2 Certificateholder’s address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Class D-2 Certificateholder to the Trustee not later than the Distribution Date preceding such Distribution Date.

SECTION 5.2.  Monthly Certificateholders’ Statement.

(a)           On or before each Distribution Date, the Paying Agent shall forward to each Series 2007-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F to this Supplement prepared by the Servicer, appropriately completed.

(b)           Annual Certificateholders’ Tax Statement.  On or before January 31 of each calendar year, beginning with calendar year 2008, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2007-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly statement to Series 2007-1 Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2007-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates, the Class M Certificates and the Class B Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 2007-1 Certificateholders to prepare their tax returns.  The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year.  Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 10.  Series 2007-1 Early Amortization Events.  If any one of the following events shall occur with respect to the Series 2007-1 Certificates:

(a)  failure on the part of the Seller or the Originator (i) to make any payment or deposit required by the terms of (A) the Agreement, (B) this Supplement or (C) the Purchase Agreement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any of its covenants or agreements set forth in the Agreement, this Supplement or the Purchase Agreement, which failure has a material adverse effect on the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders and which continues unremedied for a period of 35 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders for such period;

(b)  any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2007-1 Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

(c)  the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

(d)  the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a) of the Agreement;

(e)  any Servicer Default shall occur which would have a material adverse effect on the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders or the Class C Certificateholders;

(f)  the Class A Investor Interest shall not be paid in full on the Class A Expected Final Payment Date, or the Class M Investor Interest shall not be paid in full on the Class M Expected Final Payment Date, or the Class B Investor Interest shall not be paid in full on the Class B Expected Final Payment Date;

(g)  Fashion Service Corp. shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Fashion Service Corp.; or Fashion Service Corp. shall admit in writing its inability to pay its debts generally as they become due, commence or have commenced against it (unless dismissed within thirty days) as a debtor a proceeding under any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(h)  the early termination of the Class A Swap, the Class M Swap, the Class B Swap or the Class C Cap unless the Trustee obtains a replacement Class A Swap, Class M Swap, Class B Swap or Class C Cap, as applicable, or enters into another interest rate hedging arrangement with respect to the Class A-1 Certificates, Class M-1 Certificates, Class B-1

Certificates or Class C Certificates that satisfies the Rating Agency Condition within 5 Business Days following the termination of such Class A Swap, Class M Swap, Class B Swap or Class C Cap, as applicable; provided that the partial termination of an Interest Rate Hedge Agreement due to the occurrence of the Lane Bryant Portfolio Distribution Date, as contemplated by the Interest Rate Hedge Agreements, shall not be a Series 2007-1 Early Amortization Event; or

(i)  failure of any Hedge Counterparty to make a payment under any of the Interest Rate Hedge Agreements for the Class A-1 Certificates, Class M-1 Certificates, Class B-1 Certificates or Class C Certificates in respect of a payment obligation arising as a result of LIBOR being greater than the specified fixed rate for the related Interest Rate Hedge Agreement, and the failure is not cured within 5 Business Days after payment is due;

then, (x) in the case of any event described in subparagraph (a), (b) or (e) after the applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a “Series 2007-1 Early Amortization Event”) has occurred as of the date of such notice and (y) in the case of any event described in subparagraphs (c), (d), (f), (g), (h) or (i), a Series 2007-1 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Series 2007-1 Certificateholders immediately upon the occurrence of such event.

SECTION 11.  Series 2007-1 Termination.  The right of the Series 2007-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2007-1 Termination Date.  For purposes of Series 2007-1, the reference to “110%” in Section 12.1(c) of the Agreement shall be deemed to be a reference to “110% (or if such percentage would cause an Early Amortization Event to occur with respect to any other outstanding Series, the greater of (x) such lesser percentage as would not cause such Early Amortization Event and (y) the then current Series Allocation Percentage)”.  The proceeds of such sale shall be treated as Collections on the Receivables that are allocated to Series 2007-1 pursuant to the Agreement and this Supplement and shall be distributed in accordance with the terms of this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables.

SECTION 12.  Ratification of Agreement.  As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 13.  Counterparts.  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 14.  No Petition.  Each of the Trustee, the Servicer and the Seller (with respect to the Trust only), by entering into this Supplement and each Series 2007-1 Certificateholder, by accepting a Series 2007-1 Certificate, shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

SECTION 15.  Forms of Series 2007-1 Certificates.

(a)  Form of Certificates.                                                      The form of each of the Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class D-1 Certificates and the Class D-2 Certificates, including the Certificate of Authentication, shall be substantially as set forth respectively as Exhibits A-1, A-2, M-1, M-2, B-1, B-2, C, D-1 and D-2 hereto, respectively.

(b)  Book-Entry Certificates.

(i)  The Class A Certificates, the Class M Certificates and the Class B Certificates that are not sold in offshore transactions in reliance on Regulation S under the Securities Act shall be offered and sold in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Trust) and shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A, M and B hereto, as applicable, added to the form of such Certificates (each, a “Restricted Book-Entry Certificate”), which shall be registered in the name of the nominee of the Depository and deposited with the Trustee, as custodian for the Depository.  The aggregate principal amount of the Restricted Book-Entry Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii)  The Class A Certificates, the Class M Certificates and the Class B Certificates offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially, and during the “40 day distribution compliance period” described below shall remain, in the form of temporary global certificates, without interest coupons (the “Regulation S Temporary Book-Entry Certificates”), to be held by the Depository and registered in the name of a nominee of the Depository or its custodian for the respective accounts of Euroclear and Clearstream duly executed by the Seller and authenticated by the Trustee as hereinafter provided.  The “40 day distribution compliance period” shall be terminated upon the later of (i) the end of the distribution compliance period (as defined in Rule 902 of the Securities Act) and (ii) receipt by the Trustee of a written certificate from the Depository, together with copies of certificates substantially in the form of Exhibit I from Euroclear or Clearstream, certifying that the beneficial owner of such Regulation S Temporary Book-Entry Certificate is a non-U.S. person.  Following the termination of the 40 day distribution compliance period, beneficial interests in the Regulation S Temporary Book-Entry Certificates may be exchanged for beneficial interests in permanent Book-Entry Certificates (the “Regulation S Permanent Book-Entry Certificates”; and together with the Regulation S Temporary

Book-Entry Certificate, the “Regulation S Book-Entry Certificates”), which will be duly executed by the Seller and authenticated by the Trustee as hereinafter provided and which will be deposited with the Trustee, as custodian for the Depository, and registered in the name of the Depository or a nominee thereof.  Upon any exchange of a portion of a Regulation S Temporary Book-Entry Certificate for a comparable portion of a Regulation S Permanent Book-Entry Certificate, the Trustee shall endorse on the schedules affixed to each of such Regulation S Book-Entry Certificate (or on continuations of such schedules affixed to each of such Regulation S Book-Entry Certificate and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Regulation S Temporary Book-Entry Certificate, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Regulation S Permanent Book-Entry Certificate, an increase in the principal amount thereof equal to the principal amount of the decrease in the Regulation S Temporary Book-Entry Certificate.

(c)  Definitive Series 2007-1 Certificates.  (i) The Class C Certificates and the Class D Certificates shall be issued in the form of Definitive Certificates with the applicable legends set forth in Exhibits C and D, hereto, which shall be registered in the name of the Holder or a nominee thereof, duly executed by the Trust and authenticated by the Trustee as hereinafter provided.  Except as provided in Section 6.12 of the Agreement, owners of beneficial interests in the Book-Entry Certificates shall not be entitled to receive Definitive Certificates.

SECTION 16.  Transfer Restrictions.

(a)  No Series 2007-1 Certificate may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

No Class A Certificate, Class M Certificate or Class B Certificate may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons as defined in Regulation S except to QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent in accordance with Rule 144A in reliance on the exemption from registration in Section 4(2) of the Securities Act.  The Class A Certificates, the Class M Certificates and the Class B Certificates may also be sold or resold, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S under the Securities Act.

No Class C Certificate or Class D Certificate may be offered, sold or delivered to, or for the benefit of, any Person except U.S. Persons (as defined in Section 7701(a)(30) of the Code) within the United States that are QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as a fiduciary or agent in accordance with Rule 144A in reliance on the exemption for registration in Section 4(2) of the Securities Act.

None of the Trust, the Trustee, the Seller, the Originator, the Servicer or any other Person may register the Series 2007-1 Certificates under the Securities Act or any applicable securities laws.

(b)  Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Depository, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with this Section 16(b) and Section 6.10 of the Agreement.

(i)  Subject to clauses (ii) and (iii) of this Section 16(b), transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Depository or to a successor of the Depository or such successor’s nominee.

(ii)  Regulation S Book-Entry Certificate to Restricted Book-Entry Certificate.  If a holder of a beneficial interest in a Regulation S Book-Entry Certificate wishes to transfer all or a part of its interest in such Regulation S Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Restricted Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Book-Entry Certificate of the same Class.  Upon receipt by the Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Restricted Book-Entry Certificate to be increased by an amount equal to such beneficial interest in such Regulation S Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2007-1 Certificates, and (B) a certificate substantially in the form of Exhibit G-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Restricted Book-Entry Certificate is a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Regulation S Book-Entry Certificate by the aggregate principal amount of the interest in such Regulation S Book-Entry Certificate to be transferred, increase the Restricted Book-Entry Certificate specified in such instructions by an amount equal to such reduction in such principal amount of the Regulation S Book-Entry Certificate and make the corresponding adjustments to the applicable participants’ accounts.

(iii)  Restricted Book-Entry Certificate to Regulation S Book-Entry Certificate.  If a holder of a beneficial interest in a Restricted Book-Entry Certificate wishes to transfer all or a part of its interest in such Restricted Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Regulation S Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Book-Entry Certificate of the same Class.  Upon receipt by the Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Regulation S Book-Entry Certificate to be increased by an amount equal to the beneficial interest in such Restricted Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2007-1 Certificates to be exchanged, and (B) a certificate substantially in the form of Exhibit G-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Book-Entry Certificate is a non-U.S. Person located outside the United States and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Restricted Book-Entry Certificate by the aggregate principal amount of the interest in such Restricted Book-Entry Certificate to be transferred, increase the Regulation S Book-Entry Certificate specified in such instructions by an aggregate principal amount equal to such reduction in the principal amount of the Restricted Book-Entry Certificate and make the corresponding adjustments to the applicable participants’ accounts.

(iv)  Other Exchanges.  In the event that a Class A Certificate, a Class M Certificate or a Class B Certificate initially represented by a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 6.12 of the Agreement, the related Class A Certificateholder, Class M Certificateholder or Class B Certificateholder, as the case may be, shall be required to deliver a representation letter with respect to the matters described in subsections 16(c) and (d) of this Supplement.  Such Definitive Certificates may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in subsections 16(c) and (d) of this Supplement and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Trust and the Trustee.

(c)  Each beneficial owner of Restricted Book-Entry Certificates or Regulation S Book-Entry Certificates will be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

(i)  The owner either (A)(1) is a QIB, (2) is aware that the sale of the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, to it (other than the initial sale by the Trust) is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than $100,000 for the purchaser or for each such account, as the case may be, or (B) (1) is not a U.S. Person (as defined under Regulation S of the Securities Act) and (2) is purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, pursuant to Rule 903 or 904 of Regulation S of the Securities Act.  The owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Certificates, Class M

Certificates or Class B Certificates, as applicable, and the owner and any accounts for which it is acting are each able to bear the economic risk of the owner’s or its investment.  The owner understands that in the event that at any time the Trust or the Trustee determines that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in this clause (i), upon direction from the Trust the Trustee shall consider the acquisition of the related Class A Certificates, Class M Certificates or Class B Certificates, as applicable, void and require that the related Class A Certificates, Class M Certificates or Class B Certificates, as applicable, be transferred to a Person designated by the Trust.

(ii)  The owner understands that the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, have not been and will not be registered under the Securities Act, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, such Class A Certificates, Class M Certificates or Class B Certificates, as applicable, may be offered, resold, pledged or otherwise transferred in accordance with the Agreement and this Supplement and the applicable legend on such Series 2007-1 Certificates set forth in Exhibit A, M or B hereto, as applicable.  The owner acknowledges that no representation is made by the Trust, the Trustee, the Seller or the Initial Purchaser, as the case may be, as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Series 2007-1 Certificates.

(iii)  The owner is not purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, with a view to the resale, distribution or other disposition thereof in violation of the Securities Act.  The owner understands that an investment in the Series 2007-1 Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances.  The owner has had access to such financial and other information concerning the Originator, the Seller, the Servicer, the Trust and the Series 2007-1 Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, including an opportunity to ask questions of and request information from the Originator, the Seller and the Servicer.

(iv)  In connection with the purchase of the Series 2007-1 Certificates:  (A) none of the Trust, the Initial Purchaser or the Trustee is acting as a fiduciary or financial or investment adviser for the owner; (B) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Originator, the Seller, the Servicer, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates other than, in the case of the Trust, in a current offering memorandum for such Series 2007-1 Certificates and any representations expressly set forth in a written agreement with such party; (C) none of the Originator, the Seller, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates has given to the owner (directly or indirectly through any other Person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase, (D) the owner has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Agreement or this Supplement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Originator, the Seller, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates; and (E) the owner is purchasing the Class A Certificates, Class M Certificates or Class B Certificates, as applicable, with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

(v)  Neither the owner nor such account was formed for the purpose of acquiring any Series 2007-1 Certificates (unless the Trust, in its sole discretion and with the advice of counsel in respect of U.S. securities laws, expressly otherwise permits).  The owner and each such account agrees that it shall not hold such Series 2007-1 Certificates for the benefit of any other Person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Series 2007-1 Certificates or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Series 2007-1 Certificates.  The owner understands and agrees that any purported transfer of the Series 2007-1 Certificates to an owner that does not comply with the requirements of this clause (v) shall be null and void ab initio.  The owner understands that in the event that at any time the Trustee has determined, or the Trust notifies the Trustee that the Trust has determined, that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in clause (i) above, then the Trustee shall consider the acquisition of the related Series 2007-1 Certificates void and require that the related Series 2007-1 Certificates be transferred to a Person designated by the Trust.

(vi)  The owner understands that the Class A Certificates, Class M Certificates and Class B Certificates will bear the applicable legend set forth in Exhibit A, M or B hereto.

(vii)  Either (A) the owner is not acquiring such Series 2007-1 Certificate (or any interest therein) with the assets of an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a “plan” as defined in and subject to Section 4975 of the Code, or an entity deemed to hold plan assets of any of the foregoing (each, a “Benefit Plan Investor”) or (B) it is an insurance company purchasing such Series 2007-1 Certificate (or interest therein) with the assets of its general account and, at the time of acquisition and throughout the period of holding, (x) it satisfies all of the conditions of Prohibited Transaction Class Exemption 95-60; (y) less than 25% of the assets of the general account are or represent assets of Benefit Plan Investors; and (z) it is not (1) the issuer, (2) a person who has discretionary authority or control with respect to the assets of the trust or provides investment advice for a fee (direct or indirect) with respect to such assets, or (3) any affiliate of such a person, and would not otherwise be disregarded under 29 C.F.R. Section 2510.3-101(f)(1).

If the owner is a non-U.S. or governmental plan, its acquisition, holding and disposition of such Series 2007-1 Certificate (or interest therein) will not result in a non-exempt prohibited transaction under, or a violation of, any applicable law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code.

(viii)  If such owner is acquiring the Class A Certificates, the Class M Certificates or the Class B Certificates in an “offshore transaction” (as defined in Regulation S), it acknowledges that such Series 2007-1 Certificates will initially be represented by the Regulation S Temporary Book-Entry Certificates and that transfers thereof or any interest or participation therein are restricted as described herein.  It understands that the Temporary Regulation S Book-Entry Certificate will bear a legend to the following effect unless the Seller determines otherwise, consistent with applicable law:

“THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.”

(ix)  If such owner is acquiring the Class A Certificates, the Class M Certificates or the Class B Certificates in an “offshore transaction” (as defined in Regulation S), the owner is aware that the sale of such Series 2007-1 Certificates to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Series 2007-1 Certificates offered in reliance on Regulation S under the Securities Act will be represented by one or more Regulation S Book-Entry Certificates and will bear the appropriate legends set forth in Exhibits A, B and C as applicable.  The Series 2007-1 Certificates so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S.  Each of the owner and the related Holder is not, and will not be, a U.S. Person as defined in Regulation S.  Before any interest in a Regulation S Book-Entry Certificate may be offered, resold, pledged or otherwise transferred to a Person who takes delivery in the form of a Restricted Book-Entry Certificate, the transferor and the prospective transferee will be required to provide the Trustee with a written certification substantially in the form of Exhibit G-1 hereto as to compliance with the transfer restrictions.

(d)  The transfers of the Class C Certificates and the Class D Certificates are subject to additional restrictions set forth in the Class C Purchase Agreement and the applicable Class D Purchase Agreement, respectively.  Each of the Class C Certificates and the Class D Certificates are Subject Instruments subject to the transfer restrictions set forth in Section 6.3(e) of the Agreement.  Notwithstanding Section 6.3 of the Agreement, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, (i) any Class C Certificate, if after giving effect to the execution or transfer of such Class C Certificate, there would be more than 10 Private Holders of Class C Certificates or (ii) any Class D Certificate, if after giving effect to the execution or transfer of such Class D Certificate, there would be more than 5 Private Holders of Class D Certificates.  For purposes of this Supplement and the Agreement, each Holder of a Class C Certificate or a Class D Certificate shall be a “Private Holder.”

(e)  If any Person owns either the Class D-1 Certificates or the Class D-2 Certificates, such Person may, upon written request to the Trustee and Transfer Agent and Registrar, exchange all or any portion of the Class D Certificates in one subclass owned by it for a principal amount of Class D Certificates in the other subclass equal to the principal amount of Class D Certificates surrendered to the Transfer Agent and Registrar for exchange.  Upon any such exchange, the portion of the Class D Investor Interest attributable to one subclass shall be proportionately reduced based on the proportion that the outstanding principal amount of the Class D Certificates so exchanged bears to the outstanding principal amount of the Class D Certificates of such subclass before giving effect to the exchange, and the portion of the Class D Investor Interest attributable to the other subclass shall be increased by a corresponding amount.

The Trustee shall authenticate and deliver to each Person requesting such an exchange such new Class D-1 Certificates and Class D-2 Certificates as such Person shall be entitled to receive pursuant to this Section 16(e).

(f)  Any purported transfer of a Series 2007-1 Certificate of the Trust not in accordance with the Agreement and Section 16 of this Supplement and, in the case of the Class C Certificates and Class D Certificates, in accordance with the Class C Purchase Agreement and the applicable Class D Purchase Agreement, respectively shall be null and void and shall not be given effect for any purpose hereunder.

(g)  Notwithstanding anything contained in this Supplement to the contrary, neither the Trustee nor the Transfer Agent and Registrar shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), ERISA or the Code (or any applicable regulations thereunder); provided that if a specified transfer certificate or opinion of counsel is required by the express terms of the Agreement and Section 16 of this Supplement or, in the case of the Class C Certificates and Class D Certificates, the terms of the Class C Purchase Agreement and applicable Class D Purchase Agreement, respectively, to be delivered to the Trustee or Transfer Agent and Registrar prior to registration of transfer of a Series 2007-1 Certificate, the Trustee and/or Transfer Agent and Registrar, as applicable, shall be under a duty to receive such certificate or opinion of counsel and to examine the same to determine whether it conforms on its face to the requirements hereof and, in the case of the Class C Certificates and Class D Certificates, the requirements of the Class C Purchase Agreement and Class D Purchase Agreements, respectively, and the Trustee or Transfer Agent and Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or opinion does not so conform.

(h)  If the Trustee determines or is notified by the Trust, the Seller or the Servicer that (i) a transfer or attempted or purported transfer of any interest in any Series 2007-1 Certificate was not consummated in compliance with the provisions of Section 16 of this Supplement on the basis of an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any form or certificate required to be delivered hereunder, (iii) the holder of any interest in a Series 2007-1 Certificate is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder or (iv) such transfer would have the effect of causing the assets of the Trust to be deemed to be “plan assets” for purposes of ERISA, the Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Series 2007-1 Certificate that was not a Disqualified Transferee shall be restored to all rights as a holder thereof retroactively to the date of transfer of such Series 2007-1 Certificate by such holder.  The purported transferor of such Series 2007-1 Certificates or beneficial interest therein shall be required to cause the purported transferee to surrender the Series 2007-1 Certificates or any beneficial interest therein in return for a refund of the consideration paid therefor by such transferee (together with interest thereon) or to cause the purported transferee to dispose of such Series 2007-1 Certificates or beneficial interest promptly in one or more open market sales to one or more Persons each of whom satisfies the requirements of the Agreement and this Supplement and the legends on the Series 2007-1 Certificates, and such purported transferor shall take, and shall cause such transferee to take, all further action necessary or desirable, in the judgment of the Trustee, to ensure that such Series 2007-1 Certificates or any beneficial interest therein are held by Persons in compliance therewith.

In addition, the Trust may require that the interest in the Series 2007-1 Certificate referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Trust at a price determined by the Trust, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Series 2007-1 Certificate, authorizes the Trust to take such action.  In any case, neither the Trust nor the Trustee will be held responsible, other than the Trustee, to the extent of its obligations under Section 16(g) (but subject to Article XI), for any losses that may be incurred as a result of any required transfer under this Section 16(h).

(i)  To the extent applicable to the Trust, the Trust shall comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001) (the “Patriot Act”).  To the extent applicable to the Trust, the Trust shall impose additional transfer restrictions to comply with the Patriot Act and each Holder agrees to comply with such transfer restrictions.  The Trust shall notify the Trustee and the Transfer Agent and Registrar of the imposition of any such transfer restrictions, and the Trustee shall give notice to all Holders of such transfer restrictions.  In order to comply with U.S. laws and regulations, including the Patriot Act, the Trust may request from an owner or a prospective owner such information as it reasonably believes is necessary to verify the identity of such owner or prospective owner, and to determine whether such owner or prospective owner is permitted to be an owner of the Series 2007-1 Certificates pursuant to such laws and regulations.  In the event of the delay or failure by any owner or prospective owner of the Series 2007-1 Certificates to deliver to the Trust any such requested information, the Trust (or the Initial Purchaser, the Servicer or the Trustee on its behalf) may (i) require such owner to immediately transfer any Series 2007-1 Certificate, or beneficial interest therein, held by such owner to an owner meeting the requirements of this Supplement and the Agreement, (ii) refuse to accept the subscription of a prospective owner, or (iii) take any other action required to comply with such laws and regulations.  In addition, following the delivery of any such information, the Trust (or the Initial Purchaser, the Servicer or the Trustee on its behalf) may take any of the actions identified in clauses (i)-(iii) above.  In certain circumstances, the Trust, the Trustee, the Servicer or the Initial Purchaser may be required to provide information about owners to regulatory authorities and to take any further action as may be required by law.  None of the Trust, the Trustee, the Servicer or the Initial Purchaser will be liable for any loss or injury to an owner or prospective owner that may occur as a result of disclosing such information, refusing to accept the subscription of any potential owner, redeeming any investment in a certificate or taking any other action required by law.

SECTION 17.  Certain Amendments.  In addition to any other provisions relating to amendments in either the Agreement or this Supplement:

(i)  This Supplement may be amended by written agreement of the Seller, subject to satisfaction of the Rating Agency Condition but without the consent of the Servicer, Trustee or any Series 2007-1 Certificateholder, if such amendment is to the Series 2007-1 Supplement and is made to conform the terms of this Supplement to the terms described in any offering memorandum relating to the initial offer and sale of the Class A Certificates, Class M Certificates and Class B Certificates; provided, however, that no such amendment shall be deemed effective without the Trustee’s consent, if the Trustee’s rights, duties and obligations hereunder are thereby modified; and

(ii)  None of Sections 4.9(a), 4.9(b), 4.9(c) and 4.11(t) of this Supplement may be amended in a manner that adversely affects the payment priority of the Hedge Counterparty, relative to the payment priority of the Certificateholders described in such Section, without the prior written consent of the Hedge Counterparty.

1)  The Servicer shall provide notice to the Rating Agencies of the waiver of any Early Amortization Event with respect to Series 2007-1.

SECTION 18.  Commercial Law Representations and Warranties of the Seller.  The Seller hereby makes the following representations and warranties.  Such representations and warranties shall survive until the termination of the Series 2007-1 Supplement.  Such representations and warranties speak as of the date that the Collateral (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Supplement unless each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

(a)  The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in the Receivables described in Section 2.1 of the Agreement (the “Collateral”), which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Seller.

(b)  The Collateral constitutes an “account” or a “general intangible” within the meaning of the applicable UCC.

(c)  At the time of its transfer of the Collateral pursuant to the Agreement, the Seller owned and had good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person.

(d)  The Seller has caused or will have caused, within ten (10) days of the initial execution of this Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee pursuant to the Agreement.

(e)  Other than the security interest granted to the Trustee pursuant to the Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral.  The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of the Collateral other than any financing statement relating to the security interest granted to the Trustee pursuant to the Agreement or that has been terminated.  The Seller is not aware of any judgment or tax lien filings against the Seller.

SECTION 19.  Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 20.  Third Party Beneficiary.  The Hedge Counterparty is an intended beneficiary of this Supplement; provided that any action to be taken to enforce the terms of Supplement against the Seller or the Servicer shall be taken by the Trustee for the benefit of the holders of the Series 2007-1 Certificates and the Hedge Counterparty as their interests appear.

IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2007-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

CHARMING SHOPPES RECEIVABLES CORP.,
Seller

By:______________________________________
Name:
Title:

SPIRIT OF AMERICA, INC. Servicer

By: ______________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, Trustee

By: ______________________________________
Name:
Title:

S-1

EXHIBIT A-1

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]1

[RESTRICTED BOOK-ENTRY CERTIFICATE]2

FORM OF CLASS A-1 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

1           Insert for Regulation S Certificates only.

2           Insert for Restricted Book-Entry Certificates only.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED

CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]3

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(C) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE).]4

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN SECTION 16(C)(I) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

3           Insert for Regulation S Certificates only.

4           Insert for Restricted Book Entry Certificates only.

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS A-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class A-1 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class M Certificates, the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class A-1 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                  ] Dollars (U.S. $[                 ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates (of which this certificate is one) and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B

Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Class A-1 Certificates with the intention that the Class A-1 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A-1 Certificateholder (or Certificate Owner with respect to a Class A-1 Certificate (a “Class A-1 Certificate Owner”)) by acceptance of its Class A-1 Certificate (or in the case of a Class A-1 Certificate Owner, by virtue of such Class A-1 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A-1 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class A-1 Certificateholder agrees that it will cause any Class A-1 Certificate Owner acquiring an interest in a Class A-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A-1 Certificateholder by virtue of the acceptance hereof assents and by which the Class A-1 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class A-1 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1 Class A-1 (the “Class A-1 Certificates”) each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class A-1 Certificateholders.  The aggregate interest represented by the Class A-1 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class A Investor Interest allocated to the Class A-1 certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class A-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class A-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class A-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class A-1 Certificate shall be registered in the Certificate Register upon surrender of this Class A-1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A-1 Certificateholder or such Class A-1 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class A-1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates evidencing like aggregate Undivided Interests, as requested by the Class A-1 Certificateholder surrendering such Class A-1 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A-1 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A-1 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT A-2

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]1

[RESTRICTED BOOK-ENTRY CERTIFICATE]2

FORM OF CLASS A-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE

1           Insert for Regulation S Certificates only.

2           Insert for Restricted Book-Entry Certificates only.

1

ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST

2

HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]3

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(C) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE).]4

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN SECTION 16(C)(I) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

3           Insert for Regulation S Certificates only.

4           Insert for Restricted Book Entry Certificates only.

3

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS A-2

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class A-2 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class M Certificates, the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class A-2 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                  ] Dollars (U.S. $[                 ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates (of which this certificate is one); (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

4

The Seller has structured the Pooling and Servicing Agreement and the Class A-2 Certificates with the intention that the Class A-2 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A-2 Certificateholder (or Certificate Owner with respect to a Class A-2 Certificate (a “Class A-2 Certificate Owner”)) by acceptance of its Class A-2 Certificate (or in the case of a Class A-2 Certificate Owner, by virtue of such Class A-2 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A-2 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class A Certificateholder agrees that it will cause any Class A-2 Certificate Owner acquiring an interest in a Class A-2 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A-2 Certificateholder by virtue of the acceptance hereof assents and by which the Class A-2 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class A-2 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1, Class A-2 (the “Class A-2 Certificates”) each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class A-2 Certificateholders.  The aggregate interest represented by the Class A-2 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class A Investor Interest allocated to the Class A-2 Certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

5

This Class A-2 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class A-2 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class A-2 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class A-2 Certificate shall be registered in the Certificate Register upon surrender of this Class A-2 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A-2 Certificateholder or such Class A-2 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class A-2 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates evidencing like aggregate Undivided Interests, as requested by the Class A-2 Certificateholder surrendering such Class A-2 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A-2 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A-2 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

6

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A-2 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

7

EXHIBIT M-1

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]1

[RESTRICTED BOOK-ENTRY CERTIFICATE]2

FORM OF CLASS M-1 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

1           Insert for Regulation S Certificates only.

2           Insert for Restricted Book-Entry Certificates only.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]3

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(C) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE).]4

3           Insert for Regulation S Certificates only.

4           Insert for Restricted Book Entry Certificates only.

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH HEREIN IN SECTION 16(C)(I) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

 ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS M-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class M-1 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class M-1 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                    ] Dollars (U.S. $[                  ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates (of which this certificate is one) and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Class M-1 Certificates with the intention that the Class M-1 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class M-1 Certificateholder (or Certificate Owner with respect to a Class M-1 Certificate (a “Class M-1 Certificate Owner”)) by acceptance of its Class M-1 Certificate (or in the case of a Class M-1 Certificate Owner, by virtue of such Class M-1 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class M-1 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class M-1 Certificateholder agrees that it will cause any Class M-1 Certificate Owner acquiring an interest in a Class M-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class M-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class M-1 Certificateholder by virtue of the acceptance hereof assents and by which the Class M-1 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class M-1 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1, Class M-1 (the “Class M-1 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class M-1 Certificateholders.  The aggregate interest represented by the Class M-1 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class M Investor Interest allocated to the Class M-1 Certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class M-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class M-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class M-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class M-1 Certificate shall be registered in the Certificate Register upon surrender of this Class M-1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class M-1 Certificateholder or such Class M-1 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class M-1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-1 Certificates are exchangeable for new Class M-1 Certificates evidencing like aggregate Undivided Interests, as requested by the Class M-1 Certificateholder surrendering such Class M-1 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class M-1 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class M-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class M-1 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT M-2

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]5

[RESTRICTED BOOK-ENTRY CERTIFICATE]6

FORM OF CLASS M-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

5           Insert for Regulation S Certificates only.

6           Insert for Restricted Book-Entry Certificates only.

1

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]7

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE).]8

7           Insert for Regulation S Certificates only.

8           Insert for Restricted Book Entry Certificates only.

2

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN SECTION 16(c)(i) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

3

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS M-2

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class M-2 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class M-2 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                    ] Dollars (U.S. $[                  ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Class M-2 Certificates with the intention that the Class M-2 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class M-2 Certificateholder (or Certificate Owner with respect to a Class M-2 Certificate (a “Class M-2 Certificate Owner”)) by acceptance of its Class M-2 Certificate (or in the case of a Class M-2 Certificate Owner, by virtue of such Class M-2 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class M-2 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class M-2 Certificateholder agrees that it will cause any Class M-2 Certificate Owner acquiring an interest in a Class M-2 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class M-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class M-2 Certificateholder by virtue of the acceptance hereof assents and by which the Class M-2 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class M-2 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1 Class M-2 (the “Class M-2 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class M-2 Certificateholders.  The aggregate interest represented by the Class M-2 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class M Investor Interest allocated to the Class M-2 Certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class M-2 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class M-2 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class M-2 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class M-2 Certificate shall be registered in the Certificate Register upon surrender of this Class M-2 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class M-2 Certificateholder or such Class M-2 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class M-2 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-2 Certificates are exchangeable for new Class M-2 Certificates evidencing like aggregate Undivided Interests, as requested by the Class M-2 Certificateholder surrendering such Class M-2 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class M-2 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class M-2 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

4

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class M-2 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

5

EXHIBIT B-1

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]9

[RESTRICTED BOOK-ENTRY CERTIFICATE]10

FORM OF CLASS B-1 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

9           Insert for Regulation S Certificates only.

10           Insert for Restricted Book-Entry Certificates only.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]11

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE.)]12

11           Insert for Regulation S Certificates only.

12           Insert for Restricted Book Entry Certificates only.

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN SECTION 16(c)(i) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

 ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS B-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class B-1 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class B-1 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                        ] thousand Dollars (U.S. $[             ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and Class M-2 Certificates which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates (of which this certificate is one) and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Class B-1 Certificates with the intention that the Class B-1 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class B-1 Certificateholder (or Certificate Owner with respect to a Class B-1 Certificate (a “Class B-1 Certificate Owner”)) by acceptance of its Class B-1 Certificate (or in the case of a Class B-1 Certificate Owner, by virtue of such Class B-1 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class B-1 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class B-1 Certificateholder agrees that it will cause any Class B-1 Certificate Owner acquiring an interest in a Class B-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class B-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B-1 Certificateholder by virtue of the acceptance hereof assents and by which the Class B-1 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class B-1 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1 Class B-1 (the “Class B-1 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class B-1 Certificateholders.  The aggregate interest represented by the Class B-1 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class B Investor Interest allocated to the Class B-1 Certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class B-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class B-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class B-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class B-1 Certificate shall be registered in the Certificate Register upon surrender of this Class B-1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B-1 Certificateholder or such Class B-1 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class B-1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B-1 Certificates are exchangeable for new Class B-1 Certificates evidencing like aggregate Undivided Interests, as requested by the Class B-1 Certificateholder surrendering such Class B-1 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B-1 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B-1 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT B-2

[REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE]13

[RESTRICTED BOOK-ENTRY CERTIFICATE]14

FORM OF CLASS B-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT (AS DEFINED HEREIN), (2) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, SUBJECT TO THE  SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT OR (3) TO THE SELLER AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE, AND EACH PURCHASER OF A DEFINITIVE CERTIFICATE WILL MAKE, THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16 OF THE SERIES 2007-1 SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.  IF AT ANY TIME THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH CERTIFICATE OR DEFINITIVE CERTIFICATE, AS APPLICABLE, WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN THE SERIES 2007-1 SUPPLEMENT, THE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

13           Insert for Regulation S Certificates only.

14           Insert for Restricted Book-Entry Certificates only.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(F)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

[THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2007-1 SUPPLEMENT.  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2007-1 SUPPLEMENT.]15

[EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 16(c) OF THE SERIES 2007-1 SUPPLEMENT.  ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S BOOK ENTRY CERTIFICATE ONLY UPON RECEIPT BY THE CERTIFICATE REGISTRAR OF (A) A TRANSFER CERTIFICATE FROM THE TRANSFEROR SUBSTANTIALLY IN THE FORM SPECIFIED IN THE SERIES 2007-1 SUPPLEMENT AND (B) A WRITTEN ORDER GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES UTILIZED OR IMPOSED FROM TIME TO TIME BY DTC, THE EUROCLEAR SYSTEM AND/OR CLEARSTREAM BANKING (IN THE CASE OF A REGULATION S BOOK ENTRY CERTIFICATE.)]16

15           Insert for Regulation S Certificates only.

16           Insert for Restricted Book Entry Certificates only.

NEITHER THE OWNER NOR SUCH ACCOUNT WAS FORMED FOR THE PURPOSE OF ACQUIRING ANY CERTIFICATES (UNLESS THE TRUST, IN ITS SOLE DISCRETION AND WITH THE ADVICE OF COUNSEL IN RESPECT OF U.S. SECURITIES LAWS, EXPRESSLY OTHERWISE PERMITS). THE OWNER AND EACH SUCH ACCOUNT AGREES THAT IT SHALL NOT HOLD SUCH CERTIFICATES FOR THE BENEFIT OF ANY OTHER PERSON AND SHALL BE THE SOLE BENEFICIAL OWNER THEREOF FOR ALL PURPOSES AND THAT IT SHALL NOT SELL PARTICIPATION INTERESTS IN THE CERTIFICATES OR ENTER INTO ANY OTHER ARRANGEMENT PURSUANT TO WHICH ANY OTHER PERSON SHALL BE ENTITLED TO A BENEFICIAL INTEREST IN THE DISTRIBUTIONS ON THE CERTIFICATES. THE OWNER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO AN OWNER THAT DOES NOT COMPLY WITH THE REQUIREMENTS HEREOF  SHALL BE NULL AND VOID AB INITIO. THE OWNER UNDERSTANDS THAT IN THE EVENT THAT AT ANY TIME THE TRUSTEE HAS DETERMINED, OR THE TRUST NOTIFIES THE TRUSTEE THAT THE TRUST HAS DETERMINED, THAT SUCH PURCHASE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH IN SECTION 16(c)(i) OF THE SERIES 2007-1 SUPPLEMENT, THEN THE TRUSTEE SHALL CONSIDER THE ACQUISITION OF THE RELATED CERTIFICATE VOID AND REQUIRE THAT THE RELATED CERTIFICATE BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	Up to [$ ] CUSIP No. [ISIN No. _]

CHARMING SHOPPES MASTER TRUST

 ASSET BACKED CERTIFICATE, SERIES 2007-1, CLASS B-2

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that CEDE & CO. (the “Class B-2 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as amended, the “Series 2007-1 Supplement”) (as further amended or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  The aggregate principal amount of all outstanding Class B-2 Certificates shall be as indicated in the books and records of the Trustee and shall not exceed [                        ] thousand Dollars (U.S. $[             ]).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates (of which this certificate is one), which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Class B-2 Certificates with the intention that the Class B-2 Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class B-2 Certificateholder (or Certificate Owner with respect to a Class B-2 Certificate (a “Class B-2 Certificate Owner”)) by acceptance of its Class B-2 Certificate (or in the case of a Class B-2 Certificate Owner, by virtue of such Class B-2 Certificate Owner’s acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class B-2 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.  Each Class B-2 Certificateholder agrees that it will cause any Class B-2 Certificate Owner acquiring an interest in a Class B-2 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

This Class B-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B-2 Certificateholder by virtue of the acceptance hereof assents and by which the Class B-2 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Class B-2 Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1 Class B-2 (the “Class B-2 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class B-2 Certificateholders.  The aggregate interest represented by the Class B-2 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the portion of the Class B Investor Interest allocated to the Class B-2 Certificates at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class B-2 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class B-2 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class B-2 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class B-2 Certificate shall be registered in the Certificate Register upon surrender of this Class B-2 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B-2 Certificateholder or such Class B-2 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class B-2 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B-2 Certificates are exchangeable for new Class B-2 Certificates evidencing like aggregate Undivided Interests, as requested by the Class B-2 Certificateholder surrendering such Class B-2 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B-2 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B-2 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B-2 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT C

FORM OF CLASS C CERTIFICATE

NO. R-1                                                                                                                                $[       ]
CHARMING SHOPPES MASTER TRUST

ASSET BACKED CERTIFICATE, SERIES 2007-1,

CLASS C CERTIFICATE

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT.  IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(f)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS C CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) “SECONDARY MARKET” OR “SUBSTANTIAL EQUIVALENT THEREOF” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.  ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT.

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that [                               ] (the “Class C Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of credit card receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the subordination of the Class D-1 Certificates and the Class D-2 Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 and as supplemented by, among others, a Series 2007-1 Supplement dated as of October 17, 2007 (as further amended, supplemented or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank, National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii)  the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of the acceptance hereof assents and by which the Class C Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Certificate is one of a series of Certificates entitled Class C, Asset Backed Certificates, Series 2007-1 Certificates (the “Class C Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class C Certificateholders.  The aggregate interest represented by the Class C Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class C Investor Interest at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class C Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class C Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class C Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class C Purchase Agreement, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Undivided Interests, as requested by the Class C Certificateholder surrendering such Class C Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class C Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT D-1

FORM OF CLASS D-1 CERTIFICATE

NO. R-1                                                                                                                                $[       ]
CHARMING SHOPPES MASTER TRUST
ASSET BACKED CERTIFICATE, SERIES 2007-1,
CLASS D-1 CERTIFICATE

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT.  IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(f)(1).

D-1

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) “SECONDARY MARKET” OR “SUBSTANTIAL EQUIVALENT THEREOF” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.  ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT.

D-2

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that [                            ]. (the “Class D-1 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of credit card receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 and as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as further amended, supplemented or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp. (“CSRC”), as Seller, Spirit of America, Inc. (“SOAI”), as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The initial principal balance of this D-1 Certificate may be increased or decreased according to the terms of the Pooling and Servicing Agreement and the Certificate Purchase Agreement, dated as of October [_], 2007, among CSRC, SOAI, the Trustee and the Class D-1 Certificateholder described therein.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the Class D-1 Certificates and Class D-2 Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement as described herein and in the Pooling and Servicing Agreement.

D-3

This Class D-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D-1 Certificateholder by virtue of the acceptance hereof assents and by which the Class D-1 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1, Class D-1 Certificates (the “Class D-1 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D-1 Certificateholders.  The aggregate interest represented by the Class D-1 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D-1 Investor Interest at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class D-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class D-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class D-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class D-1 Certificate shall be registered in the Certificate Register upon surrender of this Class D-1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D-1 Certificateholder or such Class D-1 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class D-1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

D-4

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class D-1 Purchase Agreement, Class D-1 Certificates are exchangeable for new Class D-1 Certificates evidencing like aggregate Undivided Interests, as requested by the Class D-1 Certificateholder surrendering such Class D-1 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D-1 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

D-5

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D-1 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class D-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

D-6

EXHIBIT D-2

FORM OF CLASS D-2 CERTIFICATE

NO. R-1                                                                                                                                $[       ]
CHARMING SHOPPES MASTER TRUST

ASSET BACKED CERTIFICATE, SERIES 2007-1,

CLASS D-2 CERTIFICATE

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT.  IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (I) IT IS NOT ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”) OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF ITS GENERAL ACCOUNT AND, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT SATISFIES ALL OF THE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60; (B) LESS THAN 25% OF THE ASSETS OF THE GENERAL ACCOUNT ARE OR REPRESENT ASSETS OF BENEFIT PLAN INVESTORS; AND (C) IT IS NOT (1) THE ISSUER, (2) A PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR (3) ANY AFFILIATE OF SUCH A PERSON, AND WOULD NOT OTHERWISE BE DISREGARDED UNDER 29 C.F.R. SECTION 2510.3-101(f)(1).

BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE THAT IS A NON-U.S. OR GOVERNMENTAL PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D-2 CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) “SECONDARY MARKET” OR “SUBSTANTIAL EQUIVALENT THEREOF” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.  ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT.

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of,
Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc.,
Charming Shoppes, Inc. or any Affiliate thereof.)

This certifies that [                        ] (the “Class D-2 Certificateholder”) is the registered owner of the Undivided Interest in a trust (the “Trust”), the corpus of which consists of a portfolio of credit card receivables (the “Receivables”) now existing or hereafter created under credit card accounts (the “Accounts”) of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999, May 8, 2001, August 5, 2004, March 18, 2005 and October 17, 2007 and as supplemented by, among others, the Series 2007-1 Supplement dated as of October 17, 2007 (as further amended, supplemented or otherwise modified from time to time, the “Pooling and Servicing Agreement”), by and among Charming Shoppes Receivables Corp. (“CSRC”), as Seller, Spirit of America, Inc. (“SOAI”), as Servicer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”).  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

The initial principal balance of this D-2 Certificate may be increased or decreased according to the terms of the Pooling and Servicing Agreement and the Certificate Purchase Agreement, dated as of October 17, 2007, among CSRC, SOAI, the Trustee and the Class D-2 Certificateholder described therein.

The Series 2007-1 Certificates are issued in five classes: (i) the Class A Certificates, comprised of the Class A-1 Certificates and the Class A-2 Certificates; (ii) the Class M Certificates, comprised of the Class M-1 Certificates and the Class M-2 Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iii) the Class B Certificates, comprised of the Class B-1 Certificates and the Class B-2 Certificates, which are subordinated to the Class A Certificates and the Class M Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement; (iv) the Class C Certificates, which are subordinated to the Class A Certificates, the Class M Certificates and the Class B Certificates in certain rights of payment as described herein, and in the Pooling and Servicing Agreement; (v) the Class D Certificates, comprised of the D-1 Certificates and the Class D-2 Certificates, which are subordinated to the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class C Certificates in certain rights of payment as described herein, as described herein and in the Pooling and Servicing Agreement.

This Class D-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D-2 Certificateholder by virtue of the acceptance hereof assents and by which the Class D-2 Certificateholder is bound.

The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.  The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account.  This Certificate is one of a series of Certificates entitled Charming Shoppes Master Trust, Asset Backed Certificates, Series 2007-1, Class D-2 Certificates (the “Class D-2 Certificates”), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D-2 Certificateholders.  The aggregate interest represented by the Class D-2 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D-2 Investor Interest at such time.  In addition to the Series 2007-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust.  The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust.  The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

This Class D-2 Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class D-2 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  This Class D-2 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

The transfer of this Class D-2 Certificate shall be registered in the Certificate Register upon surrender of this Class D-2 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D-2 Certificateholder or such Class D-2 Certificateholder’s attorney-in-fact duly authorized in writing, and thereupon one or more new Class D-2 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and the Class D-2 Certificate Purchase Agreement, Class D-2 Certificates are exchangeable for new Class D-2 Certificates evidencing like aggregate Undivided Interests, as requested by the Class D-2 Certificateholder surrendering such Class D-2 Certificates.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D-2 Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D-2 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D-2 Certificate to be duly executed under its official seal.

CHARMING SHOPPES RECEIVABLES CORP.

By:___________________________________________
Authorized Officer

Attested to:

By:___________________________
Assistant Secretary

Date: __________, 2007

CERTIFICATE OF AUTHENTICATION

This is one of the Class D-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:______________________________________ Authorized Officer

EXHIBIT E

Distribution Date:	**00-Jan-00**	
Due Period Ending:	**00-Jan-00**	
1 Series 2007-1 Principal Payable to Investors on this Distribution Date		
(a) Class A		$0.00
(b) Class M		$0.00
(c) Class B		$0.00
(d) Class C		$0.00
(e) Class D-1		$0.00
(f) Class D-2		$0.00
2 Series 2007-1 Interest Payable to Investors on this Distribution Date		
(a) Class A-1		$0.00
(b) Class A-2		$0.00
(c) Class M-1		$0.00
(d) Class M-2		$0.00
(e) Class B-1		$0.00
(f) Class B-2		$0.00
3 Series 2007-1 Hedge Receipt - to/(from) Hedge Counterparty on this Distribution Date		
(a) Class A		$0.00
(b) Class M		$0.00
(c) Class B		$0.00
4 Class A Available Funds		$0.00
(a) Class A-1 and Class A-2 Monthly Interest		$0.00
(b) Class A Net Swap Payment		$0.00
(c) Class A Servicing Fee		$0.00
(d) Class A Investor Loss Amount		$0.00
(e) Class A Dilution Amount		$0.00
(f) Excess Spread		$0.00
5 Class M Available Funds		$0.00
(a) Class M-1 and Class M-2 Monthly Interest		$0.00
(b) Class M Net Swap Payment		$0.00
(c) Class M Servicing Fee		$0.00
(d) Excess Spread		$0.00
6 Class B Available Funds		$0.00
(a) Class B-1 and Class B-2 Monthly Interest		$0.00
(b) Class B Net Swap Payment		$0.00
(c) Class B Servicing Fee		$0.00
(d) Excess Spread		$0.00
7 Class C Available Funds		$0.00
(a) Class C Servicing Fee		$0.00
(b) Excess Spread		$0.00
8 Class D Available Funds		$0.00
(a) Class D Servicing Fee		$0.00
(b) Excess Spread		$0.00

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account as of this Distribution Date in an aggregate amount as set forth above and, (ii) to apply the proceeds of such withdrawal in accordance with Section 4.7, 4.9 and 4.11 of the Series 2007-1 Supplement, as applicable and Section 3 of the Pooling and Servicing Agreement, as applicable.

By: /s/ Kirk R. Simme
Kirk R. Simme
Vice President
Spirit of America Inc.

Note - Reporting on class deficiency amounts, class additional interest, certificate reductions, reallocations of collections, unreimbursed charge-offs, discounting of principal and other transactions contemplated by the Series 2007-1 Supplement will be added to the above report as applicable. Allocation of Net Hedge Receipts will be reported if debt service is in excess of Available Funds.

E-1

EXHIBIT F

Charming Shoppes Master Trust
Monthly Certificateholders' Statement
Series 2007-1 Monthly Statement
Exhibit F

	Distribution Date:	**00-Jan-00**
	Due Period Ending:	**00-Jan-00**
	Information for the Due Period and the Distribution Date listed above is set forth below:	
1	**Trust Receivables at the beginning of the Due Period:**	
	(a) Aggregate Receivables in the Trust at beginning of Due Period	$0.00
	(b) Total Principal Receivables in Trust	$0.00
	(1) Excess Funding in Trust at beginning of Due Period *(includes transfers on first day of Due Period)*	$0.00
	(2) Total Trust Assets at beginning of Due Period	$0.00
	(c) Aggregate Investor Interest at beginning of Due Period	$0.00
	(d) Seller Interest at beginning of Due Period	$0.00
2	**Trust Receivables at the end of the Due Period:**	
	(a) Aggregate Receivables in the Trust at end of Due Period	$0.00
	(b) Total Principal Receivables in Trust	$0.00
	(1) Excess Funding in Trust at end of Due Period *(includes transfers on first day of subsequent Due Period)*	$0.00
	(2) Total Trust Assets at end of Due Period	$0.00
	(c) Aggregate Investor Interest at end of Due Period	$0.00
	(d) Seller Interest at end of Due Period	$0.00
3	**Trust Delinquency Distribution**	
	30 - 59 days past due	$0.00
	60 - 89 days past due	$0.00
	90 - 119 days past due	$0.00
	120 days or more past due	$0.00
4	**Investor Losses**	
	(a) Trust gross investor loss amount	$0.00
	(b) Trust investor Recoveries	$0.00
	(c) Trust net investor Loss Amount	$0.00
5	**Allocation of Collections During the Due Period**	
	(a) Total Collections	$0.00
	(b) Principal Receivables Collected	$0.00
	(c) Total Finance Charge Collections *(does not include Net Hedge Receipts)*	$0.00
	(1) Finance Charge Receivables Collected	$0.00
	(2) Excess Funding Account interest earned	$0.00
	(3) Collections Account interest earned	$0.00
6	**Pre-Funding Account**	
	(a) Pre-Funding Account Balance on Previous Distribution Date - *(excluding accrued interest)*	$0.00
	(b) Interim withdrawal from Pre-Funding Account	$0.00
	(c) Pre-Funding Account Balance after interim withdrawal	$0.00
	(d) Interest posted for previous Due Period and transferred to Collections Account on this Distribution Date	$0.00
	(e) Pre-Funding Account withdrawal on this Distribution Date - *(excluding accrued interest)*	$0.00
	(f) Pre-Funding Account Balance on this Distribution Date - *(excluding currently accrued interest)*	$0.00
7	**Funding Period Reserve Account**	
	(a) Funding Period Reserve Account Balance on Previous Distribution Date - *(excluding accrued interest)*	$0.00
	(b) Interim withdrawal from Funding Period Reserve Account	$0.00
	(c) Funding Period Reserve Account Balance after interim withdrawal	$0.00
	(d) Interest posted for previous Due Period and transferred to Collections Account on this Distribution Date	$0.00
	(e) Funding Period Reserve Account withdrawal - *(excluding currently accrued interest)*	$0.00
	(f) Funding Period Reserve Account Balance on this Distribution Date - *(excluding currently accrued interest)*	$0.00
8	**Hedge Reserve Account**	
	(a) Beginning Hedge Reserve Account Balance	$0.00
	(b) Interim withdrawal from Hedge Reserve Account	$0.00
	(c) Hedge Reserve Account Balance after interim withdrawal	$0.00

(d) Interest posted for previous Due Period and transferred to Collections Account on this Distribution Date	$0.00
	(e) Hedge Termination Fee	$0.00
	(f) Hedge distribution to Holder of Exchangeable Sellers Certificate	$0.00
	(g) Hedge Account Balance on this Distribution Date - *(excluding currently accrued interest)*	$0.00
9	**LIBOR**	0.000%
10	**Number of Days in Distribution Period**	0
11	**Number of Days in Due Period**	0
12	**Series 2007-1 Interest Rates**	
	(a) Class A-1 (LIBOR + spread 125bps)	0.000%
	(b) Class A-2 - 6.15%	0.000%
	(c) Class M-1 (LIBOR + spread 165 bps)	0.000%
	(d) Class M-2 - 6.56%	0.000%
	(e) Class B-1 (LIBOR + spread 200 bps)	0.000%
	(f) Class B-2 - 6.91%	0.000%
13	**Series 2007-1 Interest Payable to Investors on this Distribution Date**	
	(a) Class A-1	$0.00
	(b) Class A-2	$0.00
	(c) Class M-1	$0.00
	(d) Class M-2	$0.00
	(e) Class B-1	$0.00
	(f) Class B-2	$0.00
14	**Series 2007-1 Hedge Receipt - to/(from) Hedge Counterparty on this Distribution Date**	
	(a) Class A	$0.00
	(b) Class M	$0.00
	(c) Class B	$0.00
	(g) Class C	$0.00
15	**Series 2007-1 Investor Interest at Beginning of Due Period**	**Investor %**
	(a) Class A Investor Interest	0.000%
	(b) Class M Investor Interest	0.000%
	(c) Class B Investor Interest	0.000%
	(d) Class C Investor Interest	0.000%
	(e) Class D-1 Investor Interest	0.000%
	(f) Class D-2 Investor Interest	0.000%
16	**Series 2007-1 Investor Interest at Beginning of Due Period**	**Investor $**
	(a) Class A Investor Interest	$0.00
	(b) Class M Investor Interest	$0.00
	(c) Class B Investor Interest	$0.00
	(d) Class C Investor Interest	$0.00
	(e) Class D-1 Investor Interest	$0.00
	(f) Class D-2 Investor Interest	$0.00
		$0.00
17	**Series 2007-1 Principal Allocations to Investors**	$0.00
	(a) Class A	$0.00
	(b) Class M	$0.00
	(c) Class B	$0.00
	(d) Class C	$0.00
	(e) Class D-1	$0.00
	(f) Class D-2	$0.00
18	**Series 2007-1 Finance Charge Allocations to Investors**	
	(includes Net Hedge Receipts FPRA Draw Amount, interest earned on PFA, FPRA and Hedge Reserve Account)	$0.00
	(a) Class A	$0.00
	(b) Class M	$0.00
	(c) Class B	$0.00
	(d) Class C	$0.00
	(e) Class D-1	$0.00
	(f) Class D-2	$0.00
19	**Series 2007-1 Loss Allocations to Investors**	$0.00
	(a) Class A	$0.00
	(b) Class M	$0.00
	(c) Class B	$0.00
	(d) Class C	$0.00
	(e) Class D-1	$0.00
	(f) Class D-2	$0.00
20	**Monthly Servicing Fee Payable on this Distribution Date**	$0.00
	(a) Class A	$0.00
	(b) Class M	$0.00

(c) Class B	$0.00
(d) Class C	$0.00
(e) Class D-1	$0.00
(f) Class D-2	$0.00

21 Series 2007-1 Performance

(a) Portfolio Yield (Finance Charge Collections during the Due Period allocated to Series 2007-1, plus interest earned on the PFA, the Funding Period Reserve Account and the Hedge Reserve Account, plus the Funding Period Reserve Draw Amount, plus any Net Hedge Receipt, minus the net losses allocated to Series 2007-1, minus Investor Dilution Amount, divided by the outstanding principal amount as of the last day of the previous Due Period, multiplied by 365, divided by number of days in Due Period)	0.000%
(b) Base Rate (Monthly Interest for related Distribution Date for Series 2007-1, plus any Net Swap Payment, plus the Series 2007-1 Servicing Fee, divided by the Series 2007-1 outstanding principal amount as of the last day of the previous Due Period, multiplied by 360, divided by number of days in Interest Period)	0.000%
(c) Portfolio Yield Test	
(1) 3 month average Portfolio Yield	0.000%
(2) 3 month average Base Rate	0.000%
(3) Is 3 month average Portfolio Yield greater than 3 month average Base Rate? If YES, test was passed.	YES
(d) Servicing Fee Percentage	0.000%
(e) Excess Spread Amount (as defined in 2007-1 Supplement and detailed in Exhibit E Section #4 - #8)	$0.00

The representations and warranties of Charming Shoppes Receivable Corp. ("CSRC") in the Second Amended Pooling and Servicing Agreement dated as of November 25, 1997 and amended as of July 22, 1999, May 8, 2001, August 5, 2004 and October 17, 2007 (as amended or otherwise modified, the "Pooling and Servicing Agreement"), among CSRC, as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association, as Trustee (the "Trustee") and the Series 2007-1 Supplement dated as of October 17, 2007 are true and correct on the date hereof.

By: /s/ Kirk R. Simme
Kirk R. Simme
Vice President
Spirit of America Inc.

Note - Reporting on class deficiency amounts, class additional interest, certificate reductions, reallocations of collections, unreimbursed charge-offs, discounting of principal and other transactions contemplated by the Series 2007-1 Supplement will be added to the above report as applicable. Allocation of Net Hedge Receipts will be reported if debt service is in excess of Available Funds.

EXHIBIT G-1

Form of Class A, Class M and Class B Regulation S Book-Entry Certificate
to Restricted Book-Entry Certificate Transfer Certificate

(Transfer pursuant to subsection 16(b)(ii) of the Supplement)

U.S. Bank National Association, as Trustee
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attention:  [                        ]

Reference is hereby made to the Series 2007-1 Supplement dated as of October [   ], 2007 (the “Supplement”) by and between Charming Shoppes Receivables Corp. (“Seller”), Spirit of America, Inc. (“Servicer”) and U.S. Bank National Association (as successor to First Union National Bank) (“Trustee”) to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 by and between the Seller, the Servicer and the Trustee (as amended, the “Agreement”).  Capitalized terms used but not defined herein are used as defined in the Supplement and if not in the Supplement then such terms shall have the meanings assigned to them in Regulation S (“Regulation S”) or Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”).

This letter relates to U.S.$[•] aggregate principal amount of [Class A-1] [Class A-2] [Class M-1] [Class M-2] [Class B-1] [Class B-2] Certificates which are held in the form of a Regulation S Book-Entry Certificate (CUSIP No. [•]) with The Depository Trust Company in the name of [name of Transferor] (the “Transferor”) and is intended to facilitate the transfer of [Class A-1] [Class A-2] [Class M-1] [Class M-2] [Class B-1] [Class B-2] Certificates in exchange for an equivalent beneficial interest in a Restricted Book-Entry Certificate in the name of [name of Transferee](the “Transferee”).

In connection with such request, (i) the Transferor and the Transferee both hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement, the Supplement and the Offering Memorandum relating to the initial sale of the Class A Certificates, the Class M Certificates and the Class B Certificates, and (ii) (A) the Transferee does hereby make the representations and warranties discussed or listed in Section 16(c) of the Supplement and further represents, warrants and agrees for the benefit of the Seller and the Trust that statements (1) through (6) below are all true, and (B) the Transferor does hereby certify that it  reasonably believes that the following statements (1) through (6) concerning the Transferee are all true:

1.	The Transferee is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

2.
The Transferee is acquiring the [Class A-1 Certificates] [Class A-2 Certificates] [Class M-1 Certificates] [Class M-2 Certificates] [Class B-1 Certificates] [Class B-2 Certificates] for its own account or for an account that is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.  The Transferee and each such account is acquiring not less than the minimum denomination of the  [Class A-1 Certificates] [Class A-2 Certificates] [Class M-1 Certificates] [Class M-2 Certificates] [Class B-1 Certificates] [Class B-2 Certificates];

G-1-1

3.
The Transferee (and each such account) is not formed for the purpose of acquiring the [Class A-1 Certificates] [Class A-2 Certificates][Class M-1 Certificates] [Class M-2 Certificates] [Class B-1 Certificates] [Class B-2 Certificates];

4.	The Transferee will notify future transferees of these transfer restrictions;

5.
The Transferee is obtaining the [Class A-1 Certificates] [Class A-2 Certificates] [Class M-1 Certificates] [Class M-2 Certificates] [Class B-1 Certificates] [Class B-2 Certificates] in a transaction pursuant to Rule 144A; and

6.
The Transferee is obtaining the [Class A-1 Certificates] [Class A-2 Certificates] [Class M-1 Certificates] [Class M-2 Certificates] [Class B-1 Certificates] [Class B-2 Certificates] in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

[THIS SPACE INTENTIONALLY LEFT BLANK]

G-1-2

You, the Seller and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:____________________________________________
Name:
Title:

[Name of Transferor]

By:____________________________________________
Name:
Title:

Dated: [•], [20 • ]

G-1-3

ANNEX A

The Transferor owns and proposes to transfer a beneficial interest in the following:

(i)	0	Class A-1 Regulation S Book-Entry Certificate, principal amount of $[•],

(ii)	0	Class A-2 Regulation S Book-Entry Certificate, principal amount of $[•],

(iii)	0	Class M-1 Regulation S Book-Entry Certificate, principal amount of $[•],

(iv)	0	Class M-2 Regulation S Book-Entry Certificate, principal amount of $[•],

(v)	0	Class B-1 Regulation S Book-Entry Certificate, principal amount of $[•], or

(vi)	0	Class B-2 Regulation S Book-Entry Certificate, principal amount of $[•].

G-1-4

EXHIBIT G-2

Form of Class A, Class M and Class B Restricted Book-Entry Certificate
to Regulation S Book-Entry Certificate Transfer Certificate

(Transfer pursuant to subsection 16(b)(iii) of the Supplement)

U.S. Bank National Association, as Trustee
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attention:  [                        ]

Reference is hereby made to the Series 2007-1 Supplement dated as of October [   ], 2007 (the “Supplement”) by and between Charming Shoppes Receivables Corp. (“Seller”), Spirit of America, Inc. (“Servicer”) and U.S. Bank National Association (as successor to First Union National Bank) (“Trustee”) to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 by and between the Seller, the Servicer and the Trustee (as amended, the “Agreement”).  Capitalized terms used but not defined herein are used as defined in the Supplement and if not in the Supplement then such terms shall have the meanings assigned to them in Regulation S (“Regulation S”) or Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”).

This letter relates to U.S.$[•] aggregate principal amount of [Class A-1] [Class A-2] [Class M-1] [Class M-2] [Class B-1] [Class B-2] Certificates which are held in the form of a Restricted Book-Entry Certificate (CUSIP No. [•]) with The Depository Trust Company in the name of [name of Transferor] (the “Transferor”) and is intended to facilitate the transfer of [Class A-1] [Class A-2] [Class M-1] [Class M-2] [Class B-1] [Class B-2] Certificates in exchange for an equivalent beneficial interest in a Regulation S Book-Entry Certificate in the name of [name of Transferee](the “Transferee”).

In connection with such request the Transferee does hereby certify represent, warrant and agree for the benefit of the Trust and the Trustee that (1) at the time the buy order was originated, the Transferee was outside the United States, (2) the Transferee is not a U.S. Person, (3) the transfer from Transferor to Transferee is being made pursuant to Rule 903 or 904 under Regulation S and (4) the transfer is being effected in accordance with the transfer restrictions set forth in the Agreement and the Offering Memorandum relating to the initial sale of the Class A Certificates, the Class M Certificates and Class B Certificates.  The transferee further hereby makes the representations and warranties discussed or listed in Section 16(c) of the Supplement.

G-2-1

You, the Seller and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:__________________________________________
Name:
Title:

Dated: [•], [20 • ].

G-2-2

ANNEX A

The Transferor owns and proposes to transfer a beneficial interest in the following to the Transferee:

(i)	0	Class A-1 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•],

(ii)	0	Class A-2 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•],

(iii)	0	Class M-1 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•],

(iv)	0	Class M-2 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•],

(v)	0	Class B-1 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•], or

(vi)	0	Class B-2 Rule 144A Restricted Book-Entry Certificate, principal amount of $[•].

G-2-3

EXHIBIT H-1

Form of Interest Rate Swap Agreement

[Attached]

Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
Tel +44 (0)20 7623 2323

DATE:	October 17, 2007

TO:	U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
ATTENTION:	Jacqueline K. Lee
TELEPHONE:	(651) 495-3845
FACSIMILE:	(651) 495-8089

FROM:	Barclays Bank PLC

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	1991473B

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Barclays Bank PLC (“Party A”) and U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust (“Party B”) created under the Pooling and Servicing Agreement, dated as of November 25, 1997, as amended (the “Pooling and Servicing Agreement”) among the Charming Shoppes Receivables Corp., Spirit of America, Inc., as servicer (in such capacity, the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented from time to time prior to the date hereof, including by the Series 2007-1 Supplement to the Pooling and Servicing Agreement dated as of October 17, 2007 (the “Series Supplement”).  The Series Supplement and the Pooling and Servicing Agreement are collectively referred to herein as the “Base Agreement”.  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement (defined below); Item 3 of this Confirmation constitutes a “Schedule” as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

1.
The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”) and together with this Confirmation and the ISDA Master Agreement, the “Agreement”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap
Notional Amount:
An amount equal for each Calculation Period to (x) initially, USD 153,800,000.00 and thereafter the outstanding principal amount of the Class A-1 Certificates (as defined in the Series Supplement) at the end of the first day of such Calculation Period, minus (y) the amount or amounts, as applicable, set forth for such period on Schedule I attached hereto.

Trade Date:	October 10, 2007
Effective Date:	October 17, 2007
Termination Date:
The earlier of (i) September 15, 2017, subject to adjustment in accordance with the Following Business Day Convention, and (ii) the date on which the outstanding principal amount of the Class A-1 Certificates (as defined in the Series Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement.  In accordance with the Series Supplement, the Class A Expected Final Payment Date is November 15, 2012 subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.056%
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention..

Floating Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York, Philadelphia and Milford, Ohio
Business Day Convention:	Following
Calculation Agent:	Party A
Account Details and Settlement Information:
Payments to Party A:	Correspondent: BARCLAYS BANK PLC NEW YORK FEED: 026002574 Beneficiary: BARCLAYS SWAPS Beneficiary Account: 050-01922-8
Payments to Party B:	U.S. Bank National Association ABA Number: 091000022 Account Number: 1731-0332-2058 Reference: Charming Shoppes/2576000052 (2007-1 Hedge) Beneficiary Name: US Bank Structured Fin Attn: Jacque Lee

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)	The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

(ii)
The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that  notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Shareholders’ Equity” means with respect to an entity, at any time, such party’s shareholders’ equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in such party’s jurisdiction of incorporation or organization as at the end of such party’s most recently completed fiscal year.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Base Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (notwithstanding anything to the contrary in this Agreement, for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14 of the ISDA Master Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Base Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

(i)	Additional Amounts Upon Certain Partial Terminations

(i)           Capitalized terms used but not otherwise defined in this Part 1(i) have the meanings assigned thereto in the Series Supplement.  In addition, the following terms have the meanings set forth below:

“Available Reserve Funds” means funds on deposit in the Hedge Reserve Account, other than interest and other investment income.

 “Prefunding Reduction” means a principal payment made on the Class A-1 Certificates as a result of the release of funds from the Pre-Funding Account on the Lane Bryant Portfolio Distribution Date pursuant to Section 4.19(b) of the Series Supplement.

“Hedge Reserve Account” means a segregated trust account maintained by the Trustee at the Trustee in the name of the Trustee, for the benefit of Party A as counterparty under each of the Interest Rate Hedge Agreements.

(ii)           If the Notional Amount is reduced on any date as a result of a Prefunding Reduction, the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such date (a “Terminated Transaction”).  Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

“Market Quotation” means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date.  Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date.  The day and time as of which those quotations are to be obtained will be selected in good faith by Party A.  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values.  If exactly three such quotations are provided,  the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.  For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.  If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith.  Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless:  (a) the reduction in the aggregate Notional Amounts of the Transactions between Party A and Party B being terminated at the same time is equal to or greater than $50 million, and (b) the Servicer or the Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Payment Date to the extent provided in the Series Supplement.  If such amount is negative, Party A shall pay such amount to Party B on the next Local Business Day.

(iii)           The amount payable by Party B under clause (ii) of this Part 1(i), if any, shall be paid from the following sources:

first, funds available for that purpose under Section 4.11(t) of the Series Supplement,

second, Available Reserve Funds in the Hedge Reserve Account, and

third, funds that would otherwise be released on such date to the holder of the Exchangeable Seller Certificate from the Funding Period Reserve Account.

(iv)           Party B’s obligation to deposit funds to the Hedge Reserve Account shall be limited to the extent that funds are available for such purpose under Section 4.11(t) of the Series Supplement, and failure to make such deposit due to such funds not being available shall not constitute an Event of Default.  Funds held in the Hedge Reserve Account shall be used solely to fund Party B’s obligations under clause (ii) of this Part 1(i) in respect of a Terminated Transaction, and may not be used for any other purpose.

(v)           Funds on deposit in the Hedge Reserve Account (after giving effect to any withdrawals from the Hedge Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date.  The interest and other investment income (net of investment expenses and losses) earned on such investments shall be withdrawn from the Hedge Reserve Account and transferred to the holder of the Exchangeable Seller Certificate on each Distribution Date, provided that any other deposit to, or withdrawal from, such account required to be made on such date has occurred.

(vi)           The Hedge Reserve Account shall be terminated following the earlier to occur of (a) the completion of the acquisition of the Lane Bryant Portfolio by the Originator or (b) the payment in full of any amounts due under Part 1(i) hereof.

Part 2.	Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Indemnifiable Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in Section 14.

Part 3.	Agreement to Deliver Documents.

(a)	For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.

(b)	For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, each Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, each Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, each  Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon request after becoming publicly available	Yes
Party A	Opinions of counsel to Party A substantially in the form of Exhibit A to this Confirmation	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B reasonably satisfactory to Party A.	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Base Agreement	Within 30 days after the date of this Agreement.	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	5 The North Colonnade
Canary Wharf
London E14 4BB
Facsimile:	44(20) 777 36461
Phone:	44(20) 777 36810

(For all purposes)

Address for notices or communications to Party B:

Address:	EP—MN—WS3D
60 Livingston Street
St. Paul, MN 55107
Attention:	Structured Finance—Charming Shoppes 2007-1
Facsimile:	(651) 495-3890
Phone:	(651) 495-3880

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.	Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

Each reference herein to a “Section” (unless specifically referencing the Base Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)
Change of Account.  Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof: “to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)           Relationship Between Parties.

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(2)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

(5)	Eligible Contract Participant. It is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral.If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(A)
A Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (ii) of Part 1(f) (Payments on Early Termination) apply) and which remains capable of becoming legally binding upon acceptance.

(B)	An S&P Required Ratings Downgrade Event has occurred and been continuing for 60 or more calendar days.

(C)	A Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(D)	A DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(iii)
Amendment of Base Agreement.  If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(iv)
Termination of Trust.  If, the Trust is terminated pursuant to the Base Agreement and all rated certificates or notes, as applicable, have been paid in accordance with the terms of the Base Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(v)
Securitization Unwind. If a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.  The Early Termination Date in respect of such Additional Termination Event shall be not earlier than the latest possible date that the amount of a termination payment may be submitted to a party exercising a clean-up call in order to be included in the clean-up call price.  As used herein, “Securitization Unwind” means notice of the requisite amount of a party’s intention to exercise its option to purchase the underlying credit card receivables pursuant the Base Agreement is given by the Trustee to certificateholders or noteholders, as applicable, pursuant to the Base Agreement.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Rating Agency (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a “Transferee”) on at least five Business Days’ prior written notice to Party B and the Trustee;  provided that, with respect to this clause (c), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody’s).  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)
Non-Recourse.  Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Base Agreement.  This provision will survive the termination of this Agreement.

(g)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(h)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(i)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P, Fitch and DBRS.

(j)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.  With respect to Party B, delivery of such notice shall not be required unless a Responsible Officer (as defined in the Base Agreement) has written notice or actual knowledge of such event or condition.

(k)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(l)
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity, but solely as Trustee of the Charming Shoppes Master Trust created pursuant to the Base Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) U.S. Bank has been directed pursuant to the Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of U.S. Bank but is made and intended for the purpose of binding only Charming Shoppes Master Trust; and (d) under no circumstances shall U.S. Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(m)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p)
Regarding Party A.  Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering circular for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(q)
Rating Agency Requirements.   Notwithstanding anything to the contrary herein, to the extent any Rating Agency does not assign a rating to the notes or certificates, as applicable, issued pursuant to the Base Agreement, references to the requirements of such Rating Agency herein shall be ignored for purposes of this Agreement.

(r)
Transfer or Restructuring to Avoid Termination Event.  Section 6(b)(ii) of the Agreement shall be amended in its entirety to read as follows: If either an Illegality under Section 5(b)(i)(1), a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), within 20 days after it gives notice under Section 6(b)(i), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to (A)  transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist or (B) replace the Affected Transaction(s) with one or more economically equivalent transactions so that such Termination Event ceases to exist.

If the Affected Party is not able to cause such a transfer or restructuring it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer or cause such a restructuring within 30 days after the notice is given under Section 6(b)(i).

Any transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.  Any restructuring by a party under this Section 6(b)(ii) will be subject to and conditional upon the satisfaction of the Rating Agency Condition and the prior written consent of the other party, which consent shall not unreasonably be withheld.

(s)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in accordance with the Base Agreement) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“DBRS” means Dominion Bond Rating Service, or any successor thereto.

“DBRS Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “AA(low)” and a short-term unsecured and unsubordinated debt rating from DBRS of “R-1(middle)”.

“DBRS Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from DBRS at least equal to the DBRS Required Ratings Threshold.

“DBRS Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “BBB”.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, Fitch and DBRS, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding, or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, (II) (x) which has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, in either case if Moody’s is a Rating Agency, (III) (x) which has credit ratings from Fitch at least equal to the applicable Fitch Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold, in either case if Fitch is a Rating Agency, and (IV) (x) which has credit ratings from DBRS at least equal to the applicable DBRS Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from DBRS at least equal to the DBRS Approved Ratings Threshold, in either case if DBRS is a Rating Agency, and (B) that has executed or agrees to execute a Regulation AB indemnification agreement, if applicable.

“Financial Institution” means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer (d) pursuant to a written instrument (the “Transfer Agreement”); the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody’s) is satisfied; and (h) such transfer otherwise complies with the terms of the Base Agreement.

“Rating Agencies” means, with respect to any date of determination, each of  S&P, Moody’s, Fitch and DBRS, to the extent that each such rating agency is then providing a rating for any of the related notes or certificates, as applicable.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-2” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “BBB+” from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

[Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of BARCLAYS BANK PLC	For and on behalf of U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF CHARMING SHOPPES MASTER TRUST
Name: /s/ Shain Kalmanowitz Title: Authorized Signatory Date:	Name: /s/ Ta_____ Schulz-______ Title: Vice President Date: 10/17/07

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
17-Oct-07	1-Nov-07	136,978,125.00
1-Nov-07	15-Nov-07	27,635,937.50
15-Nov-07	15-Dec-07	22,549,323.08
15-Dec-07	15-Jan-08	17,462,708.65
15-Jan-08	15-Feb-08	12,376,094.23
15-Feb-08	15-Mar-08	8,410,937.98
15-Mar-08	15-Apr-08	4,445,781.73

Annex A

Paragraph 13 of the Credit Support Annex

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  October 17, 2007  between
Barclays Bank PLC (hereinafter referred to as “Party A” or “Pledgor”)
and
U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
 (hereinafter referred to as “Party B” or “Secured Party”).

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)
the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”, and

(II)
the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

(2)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(3)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”

(B)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(3)	the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.”

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s Credit Support Amount, or the Fitch Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral	S&P Approved Ratings Valuation Percentage	S&P Required Ratings Valuation Percentage	Moody's First Trigger Valuation Percentage	Moody's Second Trigger Valuation Percentage	Fitch & DBRS Valuation Percentage
(A)Cash	100%	80%	100%	100%	100%

(B)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.9%	79.1%	100%	100%	97.5%

(C)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	94%	86.3%

(D)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	N/A	N/A	100%	87%	79%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained.  For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if  an S&P Approved Threshold Downgrade Event has occurred and is continuing and such S&P Approved Threshold Downgrade Event has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch Approved Threshold Downgrade Event has occurred and is continuing and such Fitch Approved Threshold Downgrade Event has been continuing for at least 30 calendar days or since this Annex was executed, zero; otherwise, infinity

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)	“Minimum Transfer Amount” means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, “Minimum Transfer Amount” means zero.

(D)	Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 1000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A. The Valuation Agent’s calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)	“Valuation Date” means each Local Business Day.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s Value, and Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral comprised of Cash, the amount of such Cash.

For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)
Alternative.  The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians.

Party B is not and will not be entitled to hold Posted Collateral.  Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)	The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)
The Custodian for Party B shall have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1” or, if no short-term rating is available, a long-term unsecured debt rating from S&P of “A+.”  The Trustee is required to replace the Custodian within 60 calendar days of the Custodian’s rating falling below “A-1,” in the case of a short-term rating, or “A+,” in the case of a long-term rating.

Initially, the Custodian for Party B is: to be advised in writing by Party B to Party A.

(ii)
Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated “AAAm” or “AAAm-G” by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day’s notice of a request for withdrawal.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k)
Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:
    5 The North Colonnade
    Canary Wharf
    London  E14 4BB, England
    Attention:                      Swaps Documentation
    Facsimile No.:               0207-773-6857/6858
    Telephone No.:             0207-773-6915/6904

    with a copy to:

    General Counsel’s Office
    200 Park Avenue
    New York, NY  10166

    Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  to be provided in writing to Party A.

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified in writing from time to time by the party to which such Transfer will be made.

(m)	Other Provisions.

(i)
Collateral Account.  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, a Moody’s Value, and a Fitch Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, or Fitch Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s Value, or Fitch Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s Value or Fitch Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)	Additional Definitions. As used in this Annex:

“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words “with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement” shall be added.

“Fitch Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date,

(A)
if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) the Secured Party’s Exposure and (2) the sum, for each Transaction, of the product of (a) the Fitch Volatility Cushion for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date, or

(B)	if the S&P Threshold for such Valuation Date is infinity, zero.

“Fitch Valuation Percentage” means, for any Valuation Date and each item of Eligible Collateral, if the Fitch Threshold for such Valuation Date is zero, the corresponding percentage for such Eligible Collateral in the column headed “Fitch Valuation Percentage”.

“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).  The Fitch Value of Cash will be the amount of such Cash.

“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in the following table:

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	1	2	3	4	5	6	7	8	9	10
At least “AA-”	0.6%	1.6%	2.6%	3.4%	4.2%	4.8%	5.5%	5.9%	6.4%	7.0%
“A+/A”	0.3%	0.8%	1.3%	1.7%	2.1%	2.4%	2.8%	3.0%	3.3%	3.6%
“A-/BBB+” or lower	0.2%	0.6%	1.0%	1.3%	1.6%	1.9%	2.1%	2.3%	2.5%	2.7%

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s Credit Support Amount” means, for any Valuation Date:

(A)
if the Moody’s Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of Moody’s First Trigger Additional Amounts for each Transaction and such Valuation Date;

(B)
if a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for each Transaction and such Valuation Date, and (z) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Second Trigger Additional Amounts for each Transaction and such Valuation Date; or

(C)	if the Moody’s Threshold for such Valuation Date is infinity, zero.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s First Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,

(A)
if such Transaction is not a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 2, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)
if such Transaction is a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date;

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the Moody's Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s First Trigger Valuation Percentage” or (ii) if a Moody’s Second Trigger Ratings Event has occurred and been continuing  for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s Second Trigger Valuation Percentage”.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Paragraph 13(b)(ii). The Moody’s Value of Cash will be the amount of such Cash.

“Next Payment” means, for each Transaction and each Valuation Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) in respect of such Transaction on the related Next Payment Date less the aggregate amount of any payments due to be made by Party B under Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing on such Valuation Date) and (ii) zero.

“Next Payment Date” means, for each Transaction, the date on which the next scheduled payment under such Transaction is due to be paid.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure;

(B)	if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure; or

(C)	if the S&P Threshold for such Valuation Date is infinity, zero.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Approved Ratings Valuation Percentage” or (ii) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Required Ratings Valuation Percentage”.

“S&P Value” means, on any date and with respect to any Eligible Collateral, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction-Specific Hedge” means any Transaction in respect of which (x) the notional amount is “balance guaranteed” or (y) the notional amount for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s Value and Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s Valuation Percentage, or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s Value, and the related Fitch Value.

[Remainder of this page intentionally left blank]

Table 1

Remaining Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor—Single Currency Interest Rate Hedges	Moody’s First Trigger Factor—Currency Hedges
Equal to or less than 1	0.15%	1.10%
Greater than 1 but less than or equal to 2	0.30%	1.20%
Greater than 2 but less than or equal to 3	0.40%	1.30%
Greater than 3 but less than or equal to 4	0.60%	1.40%
Greater than 4 but less than or equal to 5	0.70%	1.50%
Greater than 5 but less than or equal to 6	0.80%	1.60%
Greater than 6 but less than or equal to 7	1.00%	1.60%
Greater than 7 but less than or equal to 8	1.10%	1.70%
Greater than 8 but less than or equal to 9	1.20%	1.80%
Greater than 9 but less than or equal to 10	1.30%	1.90%
Greater than 10 but less than or equal to 11	1.40%	1.90%
Greater than 11 but less than or equal to 12	1.50%	2.00%
Greater than 12 but less than or equal to 13	1.60%	2.10%
Greater than 13 but less than or equal to 14	1.70%	2.10%
Greater than 14 but less than or equal to 15	1.80%	2.20%
Greater than 15 but less than or equal to 16	1.90%	2.30%
Greater than 16 but less than or equal to 17	2.00%	2.30%
Greater than 17 but less than or equal to 18	2.00%	2.40%
Greater than 18 but less than or equal to 19	2.00%	2.40%
Greater than 19 but less than or equal to 20	2.00%	2.50%
Greater than 20 but less than or equal to 21	2.00%	2.50%
Greater than 21 but less than or equal to 22	2.00%	2.50%
Greater than 22 but less than or equal to 23	2.00%	2.50%
Greater than 23 but less than or equal to 24	2.00%	2.50%
Greater than 24 but less than or equal to 25	2.00%	2.50%
Greater than 25 but less than or equal to 26	2.00%	2.50%
Greater than 26 but less than or equal to 27	2.00%	2.50%
Greater than 27 but less than or equal to 28	2.00%	2.50%
Greater than 28 but less than or equal to 29	2.00%	2.50%
Greater than 29	2.00%	2.50%

Table 2

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Swaps	Moody’s Second Trigger Factor—Currency Swaps
Equal to or less than 1	0.50%	6.10%
Greater than 1 but less than or equal to 2	1.00%	6.30%
Greater than 2 but less than or equal to 3	1.50%	6.40%
Greater than 3 but less than or equal to 4	1.90%	6.60%
Greater than 4 but less than or equal to 5	2.40%	6.70%
Greater than 5 but less than or equal to 6	2.80%	6.80%
Greater than 6 but less than or equal to 7	3.20%	7.00%
Greater than 7 but less than or equal to 8	3.60%	7.10%
Greater than 8 but less than or equal to 9	4.00%	7.20%
Greater than 9 but less than or equal to 10	4.40%	7.30%
Greater than 10 but less than or equal to 11	4.70%	7.40%
Greater than 11 but less than or equal to 12	5.00%	7.50%
Greater than 12 but less than or equal to 13	5.40%	7.60%
Greater than 13 but less than or equal to 14	5.70%	7.70%
Greater than 14 but less than or equal to 15	6.00%	7.80%
Greater than 15 but less than or equal to 16	6.30%	7.90%
Greater than 16 but less than or equal to 17	6.60%	8.00%
Greater than 17 but less than or equal to 18	6.90%	8.10%
Greater than 18 but less than or equal to 19	7.20%	8.20%
Greater than 19 but less than or equal to 20	7.50%	8.20%
Greater than 20 but less than or equal to 21	7.80%	8.30%
Greater than 21 but less than or equal to 22	8.00%	8.40%
Greater than 22 but less than or equal to 23	8.00%	8.50%
Greater than 23 but less than or equal to 24	8.00%	8.60%
Greater than 24 but less than or equal to 25	8.00%	8.60%
Greater than 25 but less than or equal to 26	8.00%	8.70%
Greater than 26 but less than or equal to 27	8.00%	8.80%
Greater than 27 but less than or equal to 28	8.00%	8.80%
Greater than 28 but less than or equal to 29	8.00%	8.90%
Greater than 29	8.00%	9.00%

Table 3

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Hedges	Moody’s Second Trigger Factor—Currency Hedges
Equal to or less than 1	0.65%	6.30%
Greater than 1 but less than or equal to 2	1.30%	6.60%
Greater than 2 but less than or equal to 3	1.90%	6.90%
Greater than 3 but less than or equal to 4	2.50%	7.10%
Greater than 4 but less than or equal to 5	3.10%	7.40%
Greater than 5 but less than or equal to 6	3.60%	7.70%
Greater than 6 but less than or equal to 7	4.20%	7.90%
Greater than 7 but less than or equal to 8	4.70%	8.20%
Greater than 8 but less than or equal to 9	5.20%	8.40%
Greater than 9 but less than or equal to 10	5.70%	8.60%
Greater than 10 but less than or equal to 11	6.10%	8.80%
Greater than 11 but less than or equal to 12	6.50%	9.00%
Greater than 12 but less than or equal to 13	7.00%	9.20%
Greater than 13 but less than or equal to 14	7.40%	9.40%
Greater than 14 but less than or equal to 15	7.80%	9.60%
Greater than 15 but less than or equal to 16	8.20%	9.80%
Greater than 16 but less than or equal to 17	8.60%	10.00%
Greater than 17 but less than or equal to 18	9.00%	10.10%
Greater than 18 but less than or equal to 19	9.40%	10.30%
Greater than 19 but less than or equal to 20	9.70%	10.50%
Greater than 20 but less than or equal to 21	10.00%	10.70%
Greater than 21 but less than or equal to 22	10.00%	10.80%
Greater than 22 but less than or equal to 23	10.00%	11.00%
Greater than 23 but less than or equal to 24	10.00%	11.00%
Greater than 24 but less than or equal to 25	10.00%	11.00%
Greater than 25 but less than or equal to 26	10.00%	11.00%
Greater than 26 but less than or equal to 27	10.00%	11.00%
Greater than 27 but less than or equal to 28	10.00%	11.00%
Greater than 28 but less than or equal to 29	10.00%	11.00%
Greater than 29	10.00%	11.00%

Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
Tel +44 (0)20 7623 2323

DATE:	October 17, 2007

TO:	U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
ATTENTION:	Jacqueline K. Lee
TELEPHONE:	(651) 495-3845
FACSIMILE:	(651) 495-8089

FROM:	Barclays Bank PLC

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	1991462B

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Barclays Bank PLC (“Party A”) and U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust (“Party B”) created under the Pooling and Servicing Agreement, dated as of November 25, 1997, as amended (the “Pooling and Servicing Agreement”) among the Charming Shoppes Receivables Corp., Spirit of America, Inc., as servicer (in such capacity, the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented from time to time prior to the date hereof, including by the Series 2007-1 Supplement to the Pooling and Servicing Agreement dated as of October 17, 2007 (the “Series Supplement”).  The Series Supplement and the Pooling and Servicing Agreement are collectively referred to herein as the “Base Agreement”.  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement (defined below); Item 3 of this Confirmation constitutes a “Schedule” as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

1.
The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”) and together with this Confirmation and the ISDA Master Agreement, the “Agreement”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap
Notional Amount:
An amount equal for each Calculation Period to (x) initially, USD 16,900,000,00 and thereafter the outstanding principal amount of the Class B-1 Certificates (as defined in the Series Supplement) at the end of the first day of such Calculation Period, minus (y) the amount or amounts, as applicable, set forth for such period on Schedule I attached hereto.

Trade Date:	October 10, 2007
Effective Date:	October 17, 2007
Termination Date:
The earlier of (i) September 15, 2017 subject to adjustment in accordance with the Following Business Day Convention, and (ii) the date on which the outstanding principal amount of the Class B-1 Certificates (as defined in the Series Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement.  In accordance with the Series Supplement, the Class B Expected Final Payment Date is January 15, 2013, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.084%
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention..

Floating Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York, Philadelphia and Milford, Ohio
Business Day Convention:	Following
Calculation Agent:	Party A
Account Details and Settlement Information:
Payments to Party A:	Correspondent: BARCLAYS BANK PLC NEW YORK FEED: 026002574 Beneficiary: BARCLAYS SWAPS Beneficiary Account: 050-01922-8
Payments to Party B:	U.S. Bank National Association ABA Number: 091000022 Account Number: 1731-0332-2058 Reference: Charming Shoppes/2576000052 (2007-1 Hedge) Beneficiary Name: US Bank Structured Fin Attn: Jacque Lee

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)	The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

(ii)
The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that  notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Shareholders’ Equity” means with respect to an entity, at any time, such party’s shareholders’ equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in such party’s jurisdiction of incorporation or organization as at the end of such party’s most recently completed fiscal year.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Base Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (notwithstanding anything to the contrary in this Agreement, for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14 of the ISDA Master Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Base Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

(i)	Additional Amounts Upon Certain Partial Terminations

(i)           Capitalized terms used but not otherwise defined in this Part 1(i) have the meanings assigned thereto in the Series Supplement.  In addition, the following terms have the meanings set forth below:

“Available Reserve Funds” means funds on deposit in the Hedge Reserve Account, other than interest and other investment income.

 “Prefunding Reduction” means a principal payment made on the Class B-1 Certificates as a result of the release of funds from the Pre-Funding Account on the Lane Bryant Portfolio Distribution Date pursuant to Section 4.19(b) of the Series Supplement.

“Hedge Reserve Account” means a segregated trust account maintained by the Trustee at the Trustee in the name of the Trustee, for the benefit of Party A as counterparty under each of the Interest Rate Hedge Agreements.

(ii)           If the Notional Amount is reduced on any date as a result of a Prefunding Reduction, the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such date (a “Terminated Transaction”).  Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

“Market Quotation” means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date.  Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date.  The day and time as of which those quotations are to be obtained will be selected in good faith by Party A.  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values.  If exactly three such quotations are provided,  the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.  For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.  If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith.  Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless:  (a) the reduction in the aggregate Notional Amounts of the Transactions between Party A and Party B being terminated at the same time is equal to or greater than $50 million, and (b) the Servicer or the Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Payment Date to the extent provided in the Series Supplement.  If such amount is negative, Party A shall pay such amount to Party B on the next Local Business Day.

(iii)           The amount payable by Party B under clause (ii) of this Part 1(i), if any, shall be paid from the following sources:

first, funds available for that purpose under Section 4.11(t) of the Series Supplement,

second, Available Reserve Funds in the Hedge Reserve Account, and

third, funds that would otherwise be released on such date to the holder of the Exchangeable Seller Certificate from the Funding Period Reserve Account.

(iv)           Party B’s obligation to deposit funds to the Hedge Reserve Account shall be limited to the extent that funds are available for such purpose under Section 4.11(t) of the Series Supplement, and failure to make such deposit due to such funds not being available shall not constitute an Event of Default.  Funds held in the Hedge Reserve Account shall be used solely to fund Party B’s obligations under clause (ii) of this Part 1(i) in respect of a Terminated Transaction, and may not be used for any other purpose.

(v)           Funds on deposit in the Hedge Reserve Account (after giving effect to any withdrawals from the Hedge Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date.  The interest and other investment income (net of investment expenses and losses) earned on such investments shall be withdrawn from the Hedge Reserve Account and transferred to the holder of the Exchangeable Seller Certificate on each Distribution Date, provided that any other deposit to, or withdrawal from, such account required to be made on such date has occurred.

(vi)           The Hedge Reserve Account shall be terminated following the earlier to occur of (a) the completion of the acquisition of the Lane Bryant Portfolio by the Originator or (b) the payment in full of any amounts due under Part 1(i) hereof.

Part 2.	Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Indemnifiable Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in Section 14.

Part 3.	Agreement to Deliver Documents.

(a)	For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.

(b)	For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, each Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, each Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, each  Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon request after becoming publicly available	Yes
Party A	Opinions of counsel to Party A substantially in the form of Exhibit A to this Confirmation	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B reasonably satisfactory to Party A.	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Base Agreement	Within 30 days after the date of this Agreement.	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	5 The North Colonnade
Canary Wharf
London E14 4BB
Facsimile:	44(20) 777 36461
Phone:	44(20) 777 36810

(For all purposes)

Address for notices or communications to Party B:

Address:	EP—MN—WS3D
60 Livingston Street
St. Paul, MN 55107
Attention:	Structured Finance—Charming Shoppes 2007-1
Facsimile:	(651) 495-3890
Phone:	(651) 495-3880

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.	Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

Each reference herein to a “Section” (unless specifically referencing the Base Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)
Change of Account.  Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof: “to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)           Relationship Between Parties.

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(2)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

(5)	Eligible Contract Participant. It is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral.  If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(A)
A Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (ii) of Part 1(f) (Payments on Early Termination) apply) and which remains capable of becoming legally binding upon acceptance.

(B)	An S&P Required Ratings Downgrade Event has occurred and been continuing for 60 or more calendar days.

(C)	A Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(D)	A DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(iii)
Amendment of Base Agreement.  If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(iv)
Termination of Trust.  If, the Trust is terminated pursuant to the Base Agreement and all rated certificates or notes, as applicable, have been paid in accordance with the terms of the Base Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(v)
Securitization Unwind. If a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.  The Early Termination Date in respect of such Additional Termination Event shall be not earlier than the latest possible date that the amount of a termination payment may be submitted to a party exercising a clean-up call in order to be included in the clean-up call price.  As used herein, “Securitization Unwind” means notice of the requisite amount of a party’s intention to exercise its option to purchase the underlying credit card receivables pursuant the Base Agreement is given by the Trustee to certificateholders or noteholders, as applicable, pursuant to the Base Agreement.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Rating Agency (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a “Transferee”) on at least five Business Days’ prior written notice to Party B and the Trustee;  provided that, with respect to this clause (c), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody’s).  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)
Non-Recourse.  Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Base Agreement.  This provision will survive the termination of this Agreement.

(g)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(h)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(i)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P, Fitch and DBRS.

(j)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.  With respect to Party B, delivery of such notice shall not be required unless a Responsible Officer (as defined in the Base Agreement) has written notice or actual knowledge of such event or condition.

(k)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(l)
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity, but solely as Trustee of the Charming Shoppes Master Trust created pursuant to the Base Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) U.S. Bank has been directed pursuant to the Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of U.S. Bank but is made and intended for the purpose of binding only Charming Shoppes Master Trust; and (d) under no circumstances shall U.S. Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(m)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p)
Regarding Party A.  Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering circular for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(q)
Rating Agency Requirements.   Notwithstanding anything to the contrary herein, to the extent any Rating Agency does not assign a rating to the notes or certificates, as applicable, issued pursuant to the Base Agreement, references to the requirements of such Rating Agency herein shall be ignored for purposes of this Agreement.

(r)
Transfer or Restructuring to Avoid Termination Event.  Section 6(b)(ii) of the Agreement shall be amended in its entirety to read as follows: If either an Illegality under Section 5(b)(i)(1), a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), within 20 days after it gives notice under Section 6(b)(i), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to (A)  transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist or (B) replace the Affected Transaction(s) with one or more economically equivalent transactions so that such Termination Event ceases to exist.

If the Affected Party is not able to cause such a transfer or restructuring it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer or cause such a restructuring within 30 days after the notice is given under Section 6(b)(i).

Any transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.  Any restructuring by a party under this Section 6(b)(ii) will be subject to and conditional upon the satisfaction of the Rating Agency Condition and the prior written consent of the other party, which consent shall not unreasonably be withheld.

(s)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in accordance with the Base Agreement) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“DBRS” means Dominion Bond Rating Service, or any successor thereto.

“DBRS Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “AA(low)” and a short-term unsecured and unsubordinated debt rating from DBRS of “R-1(middle)”.

“DBRS Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from DBRS at least equal to the DBRS Required Ratings Threshold.

“DBRS Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “BBB”.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, Fitch and DBRS, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding, or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, (II) (x) which has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, in either case if Moody’s is a Rating Agency, (III) (x) which has credit ratings from Fitch at least equal to the applicable Fitch Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold, in either case if Fitch is a Rating Agency, and (IV) (x) which has credit ratings from DBRS at least equal to the applicable DBRS Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from DBRS at least equal to the DBRS Approved Ratings Threshold, in either case if DBRS is a Rating Agency, and (B) that has executed or agrees to execute a Regulation AB indemnification agreement, if applicable.

“Financial Institution” means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer (d) pursuant to a written instrument (the “Transfer Agreement”); the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody’s) is satisfied; and (h) such transfer otherwise complies with the terms of the Base Agreement.

“Rating Agencies” means, with respect to any date of determination, each of  S&P, Moody’s, Fitch and DBRS, to the extent that each such rating agency is then providing a rating for any of the related notes or certificates, as applicable.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-2” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “BBB+” from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

[Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of BARCLAYS BANK PLC	For and on behalf of U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF CHARMING SHOPPES MASTER TRUST
Name: /s/ Shain Kalmanowitz Title: Authorized Signatory Date:	Name: /s/ Ta_____ Schulz-______ Title: Vice President Date: 10/17/07

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
17-Oct-07	1-Nov-07	15,051,562.50
1-Nov-07	15-Nov-07	3,036,718.75
15-Nov-07	15-Dec-07	2,477,786.48
15-Dec-07	15-Jan-08	1,918,854.20
15-Jan-08	15-Feb-08	1,359,921.93
15-Feb-08	15-Mar-08	924,218.80
15-Mar-08	15-Apr-08	488,515.68

ANNEX A

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  October 17, 2007  between
Barclays Bank PLC (hereinafter referred to as “Party A” or “Pledgor”)
and
U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
 (hereinafter referred to as “Party B” or “Secured Party”).

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)
the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”, and

(II)
the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

(2)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(3)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”

(B)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(3)	the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.”

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s Credit Support Amount, or the Fitch Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral	S&P Approved Ratings Valuation Percentage	S&P Required Ratings Valuation Percentage	Moody's First Trigger Valuation Percentage	Moody's Second Trigger Valuation Percentage	Fitch & DBRS Valuation Percentage
(A)Cash	100%	80%	100%	100%	100%
(B)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.9%	79.1%	100%	100%	97.5%

(C)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	94%	86.3%

(D)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	N/A	N/A	100%	87%	79%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained.  For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if  an S&P Approved Threshold Downgrade Event has occurred and is continuing and such S&P Approved Threshold Downgrade Event has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch Approved Threshold Downgrade Event has occurred and is continuing and such Fitch Approved Threshold Downgrade Event has been continuing for at least 30 calendar days or since this Annex was executed, zero; otherwise, infinity

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)	“Minimum Transfer Amount” means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, “Minimum Transfer Amount” means zero.

(D)	Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 1000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A. The Valuation Agent’s calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)	“Valuation Date” means each Local Business Day.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s Value, and Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral comprised of Cash, the amount of such Cash.

For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)
Alternative.  The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians.

Party B is not and will not be entitled to hold Posted Collateral.  Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)	The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)
The Custodian for Party B shall have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1” or, if no short-term rating is available, a long-term unsecured debt rating from S&P of “A+.”  The Trustee is required to replace the Custodian within 60 calendar days of the Custodian’s rating falling below “A-1,” in the case of a short-term rating, or “A+,” in the case of a long-term rating.

Initially, the Custodian for Party B is:  to be advised in writing by Party B to Party A.

(ii)
Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated “AAAm” or “AAAm-G” by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day’s notice of a request for withdrawal.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k)
Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:
    5 The North Colonnade
    Canary Wharf
    London  E14 4BB, England
    Attention:                      Swaps Documentation
    Facsimile No.:               0207-773-6857/6858
    Telephone No.:             0207-773-6915/6904

    with a copy to:

    General Counsel’s Office
    200 Park Avenue
    New York, NY  10166

    Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  to be provided in writing to Party A.

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified in writing from time to time by the party to which such Transfer will be made.

(m)	Other Provisions.

(i)
Collateral Account.  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, a Moody’s Value, and a Fitch Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, or Fitch Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s Value, or Fitch Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s Value or Fitch Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)	Additional Definitions. As used in this Annex:

“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words “with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement” shall be added.

“Fitch Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date,

(A)
if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) the Secured Party’s Exposure and (2) the sum, for each Transaction, of the product of (a) the Fitch Volatility Cushion for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date, or

(B)	if the S&P Threshold for such Valuation Date is infinity, zero.

“Fitch Valuation Percentage” means, for any Valuation Date and each item of Eligible Collateral, if the Fitch Threshold for such Valuation Date is zero, the corresponding percentage for such Eligible Collateral in the column headed “Fitch Valuation Percentage”.

“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).  The Fitch Value of Cash will be the amount of such Cash.

“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in the following table:

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	1	2	3	4	5	6	7	8	9	10
At least “AA-”	0.6%	1.6%	2.6%	3.4%	4.2%	4.8%	5.5%	5.9%	6.4%	7.0%
“A+/A”	0.3%	0.8%	1.3%	1.7%	2.1%	2.4%	2.8%	3.0%	3.3%	3.6%
“A-/BBB+” or lower	0.2%	0.6%	1.0%	1.3%	1.6%	1.9%	2.1%	2.3%	2.5%	2.7%

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s Credit Support Amount” means, for any Valuation Date:

(A)
if the Moody’s Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of Moody’s First Trigger Additional Amounts for each Transaction and such Valuation Date;

(B)
if a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for each Transaction and such Valuation Date, and (z) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Second Trigger Additional Amounts for each Transaction and such Valuation Date; or

(C)	if the Moody’s Threshold for such Valuation Date is infinity, zero.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s First Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,

(A)
if such Transaction is not a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 2, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)
if such Transaction is a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date;

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the Moody's Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s First Trigger Valuation Percentage” or (ii) if a Moody’s Second Trigger Ratings Event has occurred and been continuing  for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s Second Trigger Valuation Percentage”.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Paragraph 13(b)(ii). The Moody’s Value of Cash will be the amount of such Cash.

“Next Payment” means, for each Transaction and each Valuation Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) in respect of such Transaction on the related Next Payment Date less the aggregate amount of any payments due to be made by Party B under Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing on such Valuation Date) and (ii) zero.

“Next Payment Date” means, for each Transaction, the date on which the next scheduled payment under such Transaction is due to be paid.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure;

(B)	if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure; or

(C)	if the S&P Threshold for such Valuation Date is infinity, zero.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Approved Ratings Valuation Percentage” or (ii) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Required Ratings Valuation Percentage”.

“S&P Value” means, on any date and with respect to any Eligible Collateral, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction-Specific Hedge” means any Transaction in respect of which (x) the notional amount is “balance guaranteed” or (y) the notional amount for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s Value and Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s Valuation Percentage, or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s Value, and the related Fitch Value.

[Remainder of this page intentionally left blank]

Table 1

Remaining Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor—Single Currency Interest Rate Hedges	Moody’s First Trigger Factor—Currency Hedges
Equal to or less than 1	0.15%	1.10%
Greater than 1 but less than or equal to 2	0.30%	1.20%
Greater than 2 but less than or equal to 3	0.40%	1.30%
Greater than 3 but less than or equal to 4	0.60%	1.40%
Greater than 4 but less than or equal to 5	0.70%	1.50%
Greater than 5 but less than or equal to 6	0.80%	1.60%
Greater than 6 but less than or equal to 7	1.00%	1.60%
Greater than 7 but less than or equal to 8	1.10%	1.70%
Greater than 8 but less than or equal to 9	1.20%	1.80%
Greater than 9 but less than or equal to 10	1.30%	1.90%
Greater than 10 but less than or equal to 11	1.40%	1.90%
Greater than 11 but less than or equal to 12	1.50%	2.00%
Greater than 12 but less than or equal to 13	1.60%	2.10%
Greater than 13 but less than or equal to 14	1.70%	2.10%
Greater than 14 but less than or equal to 15	1.80%	2.20%
Greater than 15 but less than or equal to 16	1.90%	2.30%
Greater than 16 but less than or equal to 17	2.00%	2.30%
Greater than 17 but less than or equal to 18	2.00%	2.40%
Greater than 18 but less than or equal to 19	2.00%	2.40%
Greater than 19 but less than or equal to 20	2.00%	2.50%
Greater than 20 but less than or equal to 21	2.00%	2.50%
Greater than 21 but less than or equal to 22	2.00%	2.50%
Greater than 22 but less than or equal to 23	2.00%	2.50%
Greater than 23 but less than or equal to 24	2.00%	2.50%
Greater than 24 but less than or equal to 25	2.00%	2.50%
Greater than 25 but less than or equal to 26	2.00%	2.50%
Greater than 26 but less than or equal to 27	2.00%	2.50%
Greater than 27 but less than or equal to 28	2.00%	2.50%
Greater than 28 but less than or equal to 29	2.00%	2.50%
Greater than 29	2.00%	2.50%

Table 2

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Swaps	Moody’s Second Trigger Factor—Currency Swaps
Equal to or less than 1	0.50%	6.10%
Greater than 1 but less than or equal to 2	1.00%	6.30%
Greater than 2 but less than or equal to 3	1.50%	6.40%
Greater than 3 but less than or equal to 4	1.90%	6.60%
Greater than 4 but less than or equal to 5	2.40%	6.70%
Greater than 5 but less than or equal to 6	2.80%	6.80%
Greater than 6 but less than or equal to 7	3.20%	7.00%
Greater than 7 but less than or equal to 8	3.60%	7.10%
Greater than 8 but less than or equal to 9	4.00%	7.20%
Greater than 9 but less than or equal to 10	4.40%	7.30%
Greater than 10 but less than or equal to 11	4.70%	7.40%
Greater than 11 but less than or equal to 12	5.00%	7.50%
Greater than 12 but less than or equal to 13	5.40%	7.60%
Greater than 13 but less than or equal to 14	5.70%	7.70%
Greater than 14 but less than or equal to 15	6.00%	7.80%
Greater than 15 but less than or equal to 16	6.30%	7.90%
Greater than 16 but less than or equal to 17	6.60%	8.00%
Greater than 17 but less than or equal to 18	6.90%	8.10%
Greater than 18 but less than or equal to 19	7.20%	8.20%
Greater than 19 but less than or equal to 20	7.50%	8.20%
Greater than 20 but less than or equal to 21	7.80%	8.30%
Greater than 21 but less than or equal to 22	8.00%	8.40%
Greater than 22 but less than or equal to 23	8.00%	8.50%
Greater than 23 but less than or equal to 24	8.00%	8.60%
Greater than 24 but less than or equal to 25	8.00%	8.60%
Greater than 25 but less than or equal to 26	8.00%	8.70%
Greater than 26 but less than or equal to 27	8.00%	8.80%
Greater than 27 but less than or equal to 28	8.00%	8.80%
Greater than 28 but less than or equal to 29	8.00%	8.90%
Greater than 29	8.00%	9.00%

Table 3

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Hedges	Moody’s Second Trigger Factor—Currency Hedges
Equal to or less than 1	0.65%	6.30%
Greater than 1 but less than or equal to 2	1.30%	6.60%
Greater than 2 but less than or equal to 3	1.90%	6.90%
Greater than 3 but less than or equal to 4	2.50%	7.10%
Greater than 4 but less than or equal to 5	3.10%	7.40%
Greater than 5 but less than or equal to 6	3.60%	7.70%
Greater than 6 but less than or equal to 7	4.20%	7.90%
Greater than 7 but less than or equal to 8	4.70%	8.20%
Greater than 8 but less than or equal to 9	5.20%	8.40%
Greater than 9 but less than or equal to 10	5.70%	8.60%
Greater than 10 but less than or equal to 11	6.10%	8.80%
Greater than 11 but less than or equal to 12	6.50%	9.00%
Greater than 12 but less than or equal to 13	7.00%	9.20%
Greater than 13 but less than or equal to 14	7.40%	9.40%
Greater than 14 but less than or equal to 15	7.80%	9.60%
Greater than 15 but less than or equal to 16	8.20%	9.80%
Greater than 16 but less than or equal to 17	8.60%	10.00%
Greater than 17 but less than or equal to 18	9.00%	10.10%
Greater than 18 but less than or equal to 19	9.40%	10.30%
Greater than 19 but less than or equal to 20	9.70%	10.50%
Greater than 20 but less than or equal to 21	10.00%	10.70%
Greater than 21 but less than or equal to 22	10.00%	10.80%
Greater than 22 but less than or equal to 23	10.00%	11.00%
Greater than 23 but less than or equal to 24	10.00%	11.00%
Greater than 24 but less than or equal to 25	10.00%	11.00%
Greater than 25 but less than or equal to 26	10.00%	11.00%
Greater than 26 but less than or equal to 27	10.00%	11.00%
Greater than 27 but less than or equal to 28	10.00%	11.00%
Greater than 28 but less than or equal to 29	10.00%	11.00%
Greater than 29	10.00%	11.00%

Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
Tel +44 (0)20 7623 2323

DATE:	October 17, 2007

TO:	U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
ATTENTION:	Jacqueline K. Lee
TELEPHONE:	(651) 495-3845
FACSIMILE:	(651) 495-8089

FROM:	Barclays Bank PLC

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	1991456B

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Barclays Bank PLC (“Party A”) and U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust (“Party B”) created under the Pooling and Servicing Agreement, dated as of November 25, 1997, as amended (the “Pooling and Servicing Agreement”) among the Charming Shoppes Receivables Corp., Spirit of America, Inc., as servicer (in such capacity, the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented from time to time prior to the date hereof, including by the Series 2007-1 Supplement to the Pooling and Servicing Agreement dated as of October 17, 2007 (the “Series Supplement”).  The Series Supplement and the Pooling and Servicing Agreement are collectively referred to herein as the “Base Agreement”.  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement (defined below); Item 3 of this Confirmation constitutes a “Schedule” as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

1.
The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”) and together with this Confirmation and the ISDA Master Agreement, the “Agreement”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap
Notional Amount:
An amount equal for each Calculation Period to (x) initially, USD 4,000,000.00 and thereafter the outstanding principal amount of the Class M-1 Certificates (as defined in the Series Supplement) at the end of the first day of such Calculation Period, minus (y) the amount or amounts, as applicable, set forth for such period on Schedule I attached hereto.

Trade Date:	October 10, 2007
Effective Date:	October 17, 2007
Termination Date:
The earlier of (i) September 15, 2017, subject to adjustment in accordance with the Following Business Day Convention, and (ii) the date on which the outstanding principal amount of the Class M-1 Certificates (as defined in the Series Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement.  In accordance with the Series Supplement, the Class M Expected Final Payment Date is December 15, 2012, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.081%
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention..

Floating Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Floating Rate Day Count Fraction	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York, Philadelphia and Milford, Ohio
Business Day Convention:	Following
Calculation Agent:	Party A
Account Details and Settlement Information:
Payments to Party A:	Correspondent: BARCLAYS BANK PLC NEW YORK FEED: 026002574 Beneficiary: BARCLAYS SWAPS Beneficiary Account: 050-01922-8
Payments to Party B:	U.S. Bank National Association ABA Number: 091000022 Account Number: 1731-0332-2058 Reference: Charming Shoppes/2576000052 (2007-1 Hedge) Beneficiary Name: US Bank Structured Fin Attn: Jacque Lee

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)	The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

(ii)
The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that  notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Shareholders’ Equity” means with respect to an entity, at any time, such party’s shareholders’ equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in such party’s jurisdiction of incorporation or organization as at the end of such party’s most recently completed fiscal year.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Base Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (notwithstanding anything to the contrary in this Agreement, for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14 of the ISDA Master Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Base Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

(i)	Additional Amounts Upon Certain Partial Terminations

(i)           Capitalized terms used but not otherwise defined in this Part 1(i) have the meanings assigned thereto in the Series Supplement.  In addition, the following terms have the meanings set forth below:

“Available Reserve Funds” means funds on deposit in the Hedge Reserve Account, other than interest and other investment income.

“Prefunding Reduction” means a principal payment made on the Class M-1 Certificates as a result of the release of funds from the Pre-Funding Account on the Lane Bryant Portfolio Distribution Date pursuant to Section 4.19(b) of the Series Supplement.

“Hedge Reserve Account” means a segregated trust account maintained by the Trustee at the Trustee in the name of the Trustee, for the benefit of Party A as counterparty under each of the Interest Rate Hedge Agreements.

(ii)           If the Notional Amount is reduced on any date as a result of a Prefunding Reduction, the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such date (a “Terminated Transaction”).  Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

“Market Quotation” means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date.  Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date.  The day and time as of which those quotations are to be obtained will be selected in good faith by Party A.  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values.  If exactly three such quotations are provided,  the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.  For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.  If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith.  Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless:  (a) the reduction in the aggregate Notional Amounts of the Transactions between Party A and Party B being terminated at the same time is equal to or greater than $50 million, and (b) the Servicer or the Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Payment Date to the extent provided in the Series Supplement.  If such amount is negative, Party A shall pay such amount to Party B on the next Local Business Day.

(iii)           The amount payable by Party B under clause (ii) of this Part 1(i), if any, shall be paid from the following sources:

first, funds available for that purpose under Section 4.11(t) of the Series Supplement,

second, Available Reserve Funds in the Hedge Reserve Account, and

third, funds that would otherwise be released on such date to the holder of the Exchangeable Seller Certificate from the Funding Period Reserve Account.

(iv)           Party B’s obligation to deposit funds to the Hedge Reserve Account shall be limited to the extent that funds are available for such purpose under Section 4.11(t) of the Series Supplement, and failure to make such deposit due to such funds not being available shall not constitute an Event of Default.  Funds held in the Hedge Reserve Account shall be used solely to fund Party B’s obligations under clause (ii) of this Part 1(i) in respect of a Terminated Transaction, and may not be used for any other purpose.

(v)           Funds on deposit in the Hedge Reserve Account (after giving effect to any withdrawals from the Hedge Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date.  The interest and other investment income (net of investment expenses and losses) earned on such investments shall be withdrawn from the Hedge Reserve Account and transferred to the holder of the Exchangeable Seller Certificate on each Distribution Date, provided that any other deposit to, or withdrawal from, such account required to be made on such date has occurred.

(vi)           The Hedge Reserve Account shall be terminated following the earlier to occur of (a) the completion of the acquisition of the Lane Bryant Portfolio by the Originator or (b) the payment in full of any amounts due under Part 1(i) hereof.

Part 2.	Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Indemnifiable Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in Section 14.

Part 3.	Agreement to Deliver Documents.

(a)	For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.

(b)	For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, each Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, each Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, each  Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon request after becoming publicly available	Yes
Party A	Opinions of counsel to Party A substantially in the form of Exhibit A to this Confirmation	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B reasonably satisfactory to Party A.	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Base Agreement	Within 30 days after the date of this Agreement.	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	5 The North Colonnade
Canary Wharf
London E14 4BB
Facsimile:	44(20) 777 36461
Phone:	44(20) 777 36810

(For all purposes)

Address for notices or communications to Party B:

Address:	EP—MN—WS3D
60 Livingston Street
St. Paul, MN 55107
Attention:	Structured Finance—Charming Shoppes 2007-1
Facsimile:	(651) 495-3890
Phone:	(651) 495-3880

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.	Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

Each reference herein to a “Section” (unless specifically referencing the Base Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)
Change of Account.  Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof: “to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)           Relationship Between Parties.

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(2)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

(5)	Eligible Contract Participant. It is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral.  If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(A)
A Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (ii) of Part 1(f) (Payments on Early Termination) apply) and which remains capable of becoming legally binding upon acceptance.

(B)	An S&P Required Ratings Downgrade Event has occurred and been continuing for 60 or more calendar days.

(C)	A Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(D)	A DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(iii)
Amendment of Base Agreement.  If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(iv)
Termination of Trust.  If, the Trust is terminated pursuant to the Base Agreement and all rated certificates or notes, as applicable, have been paid in accordance with the terms of the Base Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(v)
Securitization Unwind. If a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.  The Early Termination Date in respect of such Additional Termination Event shall be not earlier than the latest possible date that the amount of a termination payment may be submitted to a party exercising a clean-up call in order to be included in the clean-up call price.  As used herein, “Securitization Unwind” means notice of the requisite amount of a party’s intention to exercise its option to purchase the underlying credit card receivables pursuant the Base Agreement is given by the Trustee to certificateholders or noteholders, as applicable, pursuant to the Base Agreement.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Rating Agency (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a “Transferee”) on at least five Business Days’ prior written notice to Party B and the Trustee;  provided that, with respect to this clause (c), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody’s).  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)
Non-Recourse.  Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Base Agreement.  This provision will survive the termination of this Agreement.

(g)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(h)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(i)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P, Fitch and DBRS.

(j)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.  With respect to Party B, delivery of such notice shall not be required unless a Responsible Officer (as defined in the Base Agreement) has written notice or actual knowledge of such event or condition.

(k)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(l)
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity, but solely as Trustee of the Charming Shoppes Master Trust created pursuant to the Base Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) U.S. Bank has been directed pursuant to the Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of U.S. Bank but is made and intended for the purpose of binding only Charming Shoppes Master Trust; and (d) under no circumstances shall U.S. Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(m)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p)
Regarding Party A.  Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering circular for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(q)
Rating Agency Requirements.   Notwithstanding anything to the contrary herein, to the extent any Rating Agency does not assign a rating to the notes or certificates, as applicable, issued pursuant to the Base Agreement, references to the requirements of such Rating Agency herein shall be ignored for purposes of this Agreement.

(r)
Transfer or Restructuring to Avoid Termination Event.  Section 6(b)(ii) of the Agreement shall be amended in its entirety to read as follows: If either an Illegality under Section 5(b)(i)(1), a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), within 20 days after it gives notice under Section 6(b)(i), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to (A)  transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist or (B) replace the Affected Transaction(s) with one or more economically equivalent transactions so that such Termination Event ceases to exist.

If the Affected Party is not able to cause such a transfer or restructuring it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer or cause such a restructuring within 30 days after the notice is given under Section 6(b)(i).

Any transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.  Any restructuring by a party under this Section 6(b)(ii) will be subject to and conditional upon the satisfaction of the Rating Agency Condition and the prior written consent of the other party, which consent shall not unreasonably be withheld.

(s)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in accordance with the Base Agreement) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“DBRS” means Dominion Bond Rating Service, or any successor thereto.

“DBRS Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “AA(low)” and a short-term unsecured and unsubordinated debt rating from DBRS of “R-1(middle)”.

“DBRS Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from DBRS at least equal to the DBRS Required Ratings Threshold.

“DBRS Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “BBB”.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, Fitch and DBRS, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding, or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, (II) (x) which has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, in either case if Moody’s is a Rating Agency, (III) (x) which has credit ratings from Fitch at least equal to the applicable Fitch Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold, in either case if Fitch is a Rating Agency, and (IV) (x) which has credit ratings from DBRS at least equal to the applicable DBRS Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from DBRS at least equal to the DBRS Approved Ratings Threshold, in either case if DBRS is a Rating Agency, and (B) that has executed or agrees to execute a Regulation AB indemnification agreement, if applicable.

“Financial Institution” means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer (d) pursuant to a written instrument (the “Transfer Agreement”); the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody’s) is satisfied; and (h) such transfer otherwise complies with the terms of the Base Agreement.

“Rating Agencies” means, with respect to any date of determination, each of  S&P, Moody’s, Fitch and DBRS, to the extent that each such rating agency is then providing a rating for any of the related notes or certificates, as applicable.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-2” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “BBB+” from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

[Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of BARCLAYS BANK PLC	For and on behalf of U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF CHARMING SHOPPES MASTER TRUST
Name: /s/ Shain Kalmanowitz Title: Authorized Signatory Date:	Name: /s/ Ta_____ Schulz-______ Title: Vice President Date: 10/17/07

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
17-Oct-07	1-Nov-07	3,562,500.00
1-Nov-07	15-Nov-07	718,750.00
15-Nov-07	15-Dec-07	586,458.34
15-Dec-07	15-Jan-08	454,166.68
15-Jan-08	15-Feb-08	321,875.01
15-Feb-08	15-Mar-08	218,750.01
15-Mar-08	15-Apr-08	115,625.01

Annex A

Paragraph 13 of the Credit Support Annex

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  October 17, 2007  between
Barclays Bank PLC (hereinafter referred to as “Party A” or “Pledgor”)
and
U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
 (hereinafter referred to as “Party B” or “Secured Party”).

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)
the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”, and

(II)
the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

(2)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(3)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”

(B)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(3)	the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.”

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s Credit Support Amount, or the Fitch Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral	S&P Approved Ratings Valuation Percentage	S&P Required Ratings Valuation Percentage	Moody's First Trigger Valuation Percentage	Moody's Second Trigger Valuation Percentage	Fitch & DBRS Valuation Percentage
(A)Cash	100%	80%	100%	100%	100%

(B)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.9%	79.1%	100%	100%	97.5%

(C)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	94%	86.3%

(D)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	N/A	N/A	100%	87%	79%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained.  For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if  an S&P Approved Threshold Downgrade Event has occurred and is continuing and such S&P Approved Threshold Downgrade Event has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch Approved Threshold Downgrade Event has occurred and is continuing and such Fitch Approved Threshold Downgrade Event has been continuing for at least 30 calendar days or since this Annex was executed, zero; otherwise, infinity

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)	“Minimum Transfer Amount” means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, “Minimum Transfer Amount” means zero.

(D)	Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 1000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A. The Valuation Agent’s calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)	“Valuation Date” means each Local Business Day.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s Value, and Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral comprised of Cash, the amount of such Cash.

For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)
Alternative.  The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians.

Party B is not and will not be entitled to hold Posted Collateral.  Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)	The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)
The Custodian for Party B shall have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1” or, if no short-term rating is available, a long-term unsecured debt rating from S&P of “A+.”  The Trustee is required to replace the Custodian within 60 calendar days of the Custodian’s rating falling below “A-1,” in the case of a short-term rating, or “A+,” in the case of a long-term rating.

Initially, the Custodian for Party B is:  to be advised in writing by Party B to Party A.

(ii)
Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated “AAAm” or “AAAm-G” by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day’s notice of a request for withdrawal.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k)
Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:
    5 The North Colonnade
    Canary Wharf
    London  E14 4BB, England
    Attention:                      Swaps Documentation
    Facsimile No.:               0207-773-6857/6858
    Telephone No.:             0207-773-6915/6904

    with a copy to:

    General Counsel’s Office
    200 Park Avenue
    New York, NY  10166

    Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  to be provided in writing to Party A.

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified in writing from time to time by the party to which such Transfer will be made.

(m)	Other Provisions.

(i)
Collateral Account.  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, a Moody’s Value, and a Fitch Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, or Fitch Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s Value, or Fitch Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s Value or Fitch Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)	Additional Definitions. As used in this Annex:

“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words “with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement” shall be added.

“Fitch Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date,

(A)
if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) the Secured Party’s Exposure and (2) the sum, for each Transaction, of the product of (a) the Fitch Volatility Cushion for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date, or

(B)	if the S&P Threshold for such Valuation Date is infinity, zero.

“Fitch Valuation Percentage” means, for any Valuation Date and each item of Eligible Collateral, if the Fitch Threshold for such Valuation Date is zero, the corresponding percentage for such Eligible Collateral in the column headed “Fitch Valuation Percentage”.

“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).  The Fitch Value of Cash will be the amount of such Cash.

“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in the following table:

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	1	2	3	4	5	6	7	8	9	10
At least “AA-”	0.6%	1.6%	2.6%	3.4%	4.2%	4.8%	5.5%	5.9%	6.4%	7.0%
“A+/A”	0.3%	0.8%	1.3%	1.7%	2.1%	2.4%	2.8%	3.0%	3.3%	3.6%
“A-/BBB+” or lower	0.2%	0.6%	1.0%	1.3%	1.6%	1.9%	2.1%	2.3%	2.5%	2.7%

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s Credit Support Amount” means, for any Valuation Date:

(A)
if the Moody’s Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of Moody’s First Trigger Additional Amounts for each Transaction and such Valuation Date;

(B)
if a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for each Transaction and such Valuation Date, and (z) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Second Trigger Additional Amounts for each Transaction and such Valuation Date; or

(C)	if the Moody’s Threshold for such Valuation Date is infinity, zero.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s First Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,

(A)
if such Transaction is not a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 2, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)
if such Transaction is a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date;

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the Moody's Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s First Trigger Valuation Percentage” or (ii) if a Moody’s Second Trigger Ratings Event has occurred and been continuing  for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s Second Trigger Valuation Percentage”.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Paragraph 13(b)(ii). The Moody’s Value of Cash will be the amount of such Cash.

“Next Payment” means, for each Transaction and each Valuation Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) in respect of such Transaction on the related Next Payment Date less the aggregate amount of any payments due to be made by Party B under Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing on such Valuation Date) and (ii) zero.

“Next Payment Date” means, for each Transaction, the date on which the next scheduled payment under such Transaction is due to be paid.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure;

(B)	if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure; or

(C)	if the S&P Threshold for such Valuation Date is infinity, zero.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Approved Ratings Valuation Percentage” or (ii) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Required Ratings Valuation Percentage”.

“S&P Value” means, on any date and with respect to any Eligible Collateral, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction-Specific Hedge” means any Transaction in respect of which (x) the notional amount is “balance guaranteed” or (y) the notional amount for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s Value and Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s Valuation Percentage, or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s Value, and the related Fitch Value.

[Remainder of this page intentionally left blank]

Table 1

Remaining Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor—Single Currency Interest Rate Hedges	Moody’s First Trigger Factor—Currency Hedges
Equal to or less than 1	0.15%	1.10%
Greater than 1 but less than or equal to 2	0.30%	1.20%
Greater than 2 but less than or equal to 3	0.40%	1.30%
Greater than 3 but less than or equal to 4	0.60%	1.40%
Greater than 4 but less than or equal to 5	0.70%	1.50%
Greater than 5 but less than or equal to 6	0.80%	1.60%
Greater than 6 but less than or equal to 7	1.00%	1.60%
Greater than 7 but less than or equal to 8	1.10%	1.70%
Greater than 8 but less than or equal to 9	1.20%	1.80%
Greater than 9 but less than or equal to 10	1.30%	1.90%
Greater than 10 but less than or equal to 11	1.40%	1.90%
Greater than 11 but less than or equal to 12	1.50%	2.00%
Greater than 12 but less than or equal to 13	1.60%	2.10%
Greater than 13 but less than or equal to 14	1.70%	2.10%
Greater than 14 but less than or equal to 15	1.80%	2.20%
Greater than 15 but less than or equal to 16	1.90%	2.30%
Greater than 16 but less than or equal to 17	2.00%	2.30%
Greater than 17 but less than or equal to 18	2.00%	2.40%
Greater than 18 but less than or equal to 19	2.00%	2.40%
Greater than 19 but less than or equal to 20	2.00%	2.50%
Greater than 20 but less than or equal to 21	2.00%	2.50%
Greater than 21 but less than or equal to 22	2.00%	2.50%
Greater than 22 but less than or equal to 23	2.00%	2.50%
Greater than 23 but less than or equal to 24	2.00%	2.50%
Greater than 24 but less than or equal to 25	2.00%	2.50%
Greater than 25 but less than or equal to 26	2.00%	2.50%
Greater than 26 but less than or equal to 27	2.00%	2.50%
Greater than 27 but less than or equal to 28	2.00%	2.50%
Greater than 28 but less than or equal to 29	2.00%	2.50%
Greater than 29	2.00%	2.50%

Table 2

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Swaps	Moody’s Second Trigger Factor—Currency Swaps
Equal to or less than 1	0.50%	6.10%
Greater than 1 but less than or equal to 2	1.00%	6.30%
Greater than 2 but less than or equal to 3	1.50%	6.40%
Greater than 3 but less than or equal to 4	1.90%	6.60%
Greater than 4 but less than or equal to 5	2.40%	6.70%
Greater than 5 but less than or equal to 6	2.80%	6.80%
Greater than 6 but less than or equal to 7	3.20%	7.00%
Greater than 7 but less than or equal to 8	3.60%	7.10%
Greater than 8 but less than or equal to 9	4.00%	7.20%
Greater than 9 but less than or equal to 10	4.40%	7.30%
Greater than 10 but less than or equal to 11	4.70%	7.40%
Greater than 11 but less than or equal to 12	5.00%	7.50%
Greater than 12 but less than or equal to 13	5.40%	7.60%
Greater than 13 but less than or equal to 14	5.70%	7.70%
Greater than 14 but less than or equal to 15	6.00%	7.80%
Greater than 15 but less than or equal to 16	6.30%	7.90%
Greater than 16 but less than or equal to 17	6.60%	8.00%
Greater than 17 but less than or equal to 18	6.90%	8.10%
Greater than 18 but less than or equal to 19	7.20%	8.20%
Greater than 19 but less than or equal to 20	7.50%	8.20%
Greater than 20 but less than or equal to 21	7.80%	8.30%
Greater than 21 but less than or equal to 22	8.00%	8.40%
Greater than 22 but less than or equal to 23	8.00%	8.50%
Greater than 23 but less than or equal to 24	8.00%	8.60%
Greater than 24 but less than or equal to 25	8.00%	8.60%
Greater than 25 but less than or equal to 26	8.00%	8.70%
Greater than 26 but less than or equal to 27	8.00%	8.80%
Greater than 27 but less than or equal to 28	8.00%	8.80%
Greater than 28 but less than or equal to 29	8.00%	8.90%
Greater than 29	8.00%	9.00%

Table 3

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Hedges	Moody’s Second Trigger Factor—Currency Hedges
Equal to or less than 1	0.65%	6.30%
Greater than 1 but less than or equal to 2	1.30%	6.60%
Greater than 2 but less than or equal to 3	1.90%	6.90%
Greater than 3 but less than or equal to 4	2.50%	7.10%
Greater than 4 but less than or equal to 5	3.10%	7.40%
Greater than 5 but less than or equal to 6	3.60%	7.70%
Greater than 6 but less than or equal to 7	4.20%	7.90%
Greater than 7 but less than or equal to 8	4.70%	8.20%
Greater than 8 but less than or equal to 9	5.20%	8.40%
Greater than 9 but less than or equal to 10	5.70%	8.60%
Greater than 10 but less than or equal to 11	6.10%	8.80%
Greater than 11 but less than or equal to 12	6.50%	9.00%
Greater than 12 but less than or equal to 13	7.00%	9.20%
Greater than 13 but less than or equal to 14	7.40%	9.40%
Greater than 14 but less than or equal to 15	7.80%	9.60%
Greater than 15 but less than or equal to 16	8.20%	9.80%
Greater than 16 but less than or equal to 17	8.60%	10.00%
Greater than 17 but less than or equal to 18	9.00%	10.10%
Greater than 18 but less than or equal to 19	9.40%	10.30%
Greater than 19 but less than or equal to 20	9.70%	10.50%
Greater than 20 but less than or equal to 21	10.00%	10.70%
Greater than 21 but less than or equal to 22	10.00%	10.80%
Greater than 22 but less than or equal to 23	10.00%	11.00%
Greater than 23 but less than or equal to 24	10.00%	11.00%
Greater than 24 but less than or equal to 25	10.00%	11.00%
Greater than 25 but less than or equal to 26	10.00%	11.00%
Greater than 26 but less than or equal to 27	10.00%	11.00%
Greater than 27 but less than or equal to 28	10.00%	11.00%
Greater than 28 but less than or equal to 29	10.00%	11.00%
Greater than 29	10.00%	11.00%

EXHIBIT H-2

Form of Interest Rate Cap Agreement

[Attached]

Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
Tel +44 (0)20 7623 2323

DATE:	October 17, 2007

TO:	U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
ATTENTION:	Jacqueline K. Lee
TELEPHONE:	(651) 495-3845
FACSIMILE:	(651) 495-8089

FROM:	Barclays Bank PLC

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	1995100B

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Barclays Bank PLC (“Party A”) and U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust (“Party B”) created under the Pooling and Servicing Agreement, dated as of November 25, 1997, as amended (the “Pooling and Servicing Agreement”) among the Charming Shoppes Receivables Corp., Spirit of America, Inc., as servicer (in such capacity, the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented from time to time prior to the date hereof, including by the Series 2007-1 Supplement to the Pooling and Servicing Agreement dated as of October 17, 2007  (the “Series Supplement”).  The Series Supplement and the Pooling and Servicing Agreement are collectively referred to herein as the “Base Agreement”.  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement (defined below); Item 3 of this Confirmation constitutes a “Schedule” as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

1.
The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex” and together with this Confirmation and the ISDA Master Agreement, the “Agreement”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.
Trade Date:	October 12, 2007
Effective Date:	October 17, 2007
Termination Date:	September 15, 2017; subject to adjustment in accordance with the Business Day Convention
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Date:	Effective Date
Fixed Amount:	USD 90,000
Floating Amounts:
Floating Rate Payer:	Party A
Cap Rate:	10.00%
Floating Rate Payer Period End Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:

The 15th calendar day of each month during the Term of this Transaction, commencing November 15, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York, Philadelphia and Milford, Ohio
Business Day Convention:	Following
Calculation Agent:	Party A
Account Details and Settlement Information:
Payments to Party A:	Correspondent: BARCLAYS BANK PLC NEW YORK FEED: 026002574 Beneficiary: BARCLAYS SWAPS Beneficiary Account: 050-01922-8
Payments to Party B:	U.S. Bank National Association ABA Number: 091000022 Account Number: 1731-0332-2058 Reference: Charming Shoppes/2576000052 (2007-1 Hedge) Beneficiary Name: US Bank Structured Fin Attn: Jacque Lee

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)	The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

(ii)
The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that  notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Shareholders’ Equity” means with respect to an entity, at any time, such party’s shareholders’ equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in such party’s jurisdiction of incorporation or organization as at the end of such party’s most recently completed fiscal year.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Base Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (notwithstanding anything to the contrary in this Agreement, for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14 of the ISDA Master Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Base Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (II) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that the amounts payable under the immediately preceding clauses (I) and (II) shall be subject to netting in accordance with Section 2(c) of this Agreement.”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

(i)	Additional Amounts Upon Certain Partial Terminations

Party B shall have the option to reduce the Notional Amount of this Transaction in whole or in part in connection with either (a) a principal payment made on the Class C Certificates as a result of the release of funds from the Pre-Funding Account on the Lane Bryant Portfolio Distribution Date pursuant to Section 4.19(b) of the Series Supplement (a “Prefunding Reduction”) or (b) payment in full of the Class C Certificates (“Class C Termination”).

In the case of a Prefunding Reduction the parties shall treat the portion of the Notional Amount of this Transaction reduced in connection therewith as a Terminated Transaction.  In connection with a Class C Termination, the parties shall treat this Transaction in its entirety as a Terminated Transaction.  Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

“Market Quotation” means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date.  Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date.  The day and time as of which those quotations are to be obtained will be selected in good faith by Party A.  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values.  If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.  For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.  If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith.  Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker (a) in the case of a Prefunding Reduction, and (b) in other circumstances unless (i) the reduction in the aggregate Notional Amounts of the Transactions between Party A and Party B being terminated at the same time is equal to or greater than $50 million, and (ii) the Servicer or the Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

If the amount so determined by Party A in respect of a Terminated Transaction is negative, Party A shall pay such amount to Party B on the next Local Business Day.  If the amount so determined by Party A in respect of a Terminated Transaction is positive, no payment will be made by either party.

Part 2.	Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

None.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Indemnifiable Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in Section 14.

Part 3.	Agreement to Deliver Documents.

(a)	For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.

(b)	For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, each Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, each Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, each  Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon request after becoming publicly available	Yes
Party A	Opinions of counsel to Party A substantially in the form of Exhibit A to this Confirmation	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B reasonably satisfactory to Party A.	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Base Agreement	Within 30 days after the date of this Agreement.	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	5 The North Colonnade
Canary Wharf
London E14 4BB
Facsimile:	44(20) 777 36461
Phone:	44(20) 777 36810

(For all purposes)

Address for notices or communications to Party B:

Address:	EP—MN—WS3D
60 Livingston Street
St. Paul, MN 55107
Attention:	Structured Finance—Charming Shoppes 2007-1
Facsimile:	(651) 495-3890
Phone:	(651) 495-3880

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.	Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

Each reference herein to a “Section” (unless specifically referencing the Base Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)
Change of Account.  Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof: “to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)           Relationship Between Parties.

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(2)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.  Notwithstanding the foregoing, the parties understand that the Trustee has been directed to enter into that Transaction.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

(5)	Eligible Contract Participant. It is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral.  If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(A)
A Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (ii) of Part 1(f) (Payments on Early Termination) apply) and which remains capable of becoming legally binding upon acceptance.

(B)	An S&P Required Ratings Downgrade Event has occurred and been continuing for 60 or more calendar days.

(C)	A Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(D)	A DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more calendar days.

(iii)
Amendment of Base Agreement.  If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(iv)
Termination of Trust.  If, the Trust is terminated pursuant to the Base Agreement and all rated certificates or notes, as applicable, have been paid in accordance with the terms of the Base Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(v)
Securitization Unwind. If a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.  The Early Termination Date in respect of such Additional Termination Event shall be not earlier than the latest possible date that the amount of a termination payment may be submitted to a party exercising a clean-up call in order to be included in the clean-up call price.  As used herein, “Securitization Unwind” means notice of the requisite amount of a party’s intention to exercise its option to purchase the underlying credit card receivables pursuant the Base Agreement is given by the Trustee to certificateholders or noteholders, as applicable, pursuant to the Base Agreement.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Rating Agency (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a “Transferee”) on at least five Business Days’ prior written notice to Party B and the Trustee;  provided that, with respect to this clause (c), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody’s).  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)
Non-Recourse.  Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Base Agreement.  This provision will survive the termination of this Agreement.

(g)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(h)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(i)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P, Fitch and DBRS.

(j)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.  With respect to Party B, delivery of such notice shall not be required unless a Responsible Officer (as defined in the Base Agreement) has written notice or actual knowledge of such event or condition.

(k)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(l)
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity, but solely as Trustee of the Charming Shoppes Master Trust created pursuant to the Base Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) U.S. Bank has been directed pursuant to the Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of U.S. Bank but is made and intended for the purpose of binding only Charming Shoppes Master Trust; and (d) under no circumstances shall U.S. Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(m)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p)
Regarding Party A.  Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering circular for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(q)
Rating Agency Requirements.   Notwithstanding anything to the contrary herein, to the extent any Rating Agency does not assign a rating to the notes or certificates, as applicable, issued pursuant to the Base Agreement, references to the requirements of such Rating Agency herein shall be ignored for purposes of this Agreement.

(r)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in accordance with the Base Agreement) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“DBRS” means Dominion Bond Rating Service, or any successor thereto.

“DBRS Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “AA(low)” and a short-term unsecured and unsubordinated debt rating from DBRS of “R-1(middle)”.

“DBRS Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from DBRS at least equal to the DBRS Required Ratings Threshold.

“DBRS Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “BBB”.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, Fitch and DBRS, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding, or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, (II) (x) which has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, in either case if Moody’s is a Rating Agency, (III) (x) which has credit ratings from Fitch at least equal to the applicable Fitch Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold, in either case if Fitch is a Rating Agency, and (IV) (x) which has credit ratings from DBRS at least equal to the applicable DBRS Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from DBRS at least equal to the DBRS Approved Ratings Threshold, in either case if DBRS is a Rating Agency, and (B) that has executed or agrees to execute a Regulation AB indemnification agreement, if applicable.

“Financial Institution” means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer (d) pursuant to a written instrument (the “Transfer Agreement”); the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody’s) is satisfied; and (h) such transfer otherwise complies with the terms of the Base Agreement.

“Rating Agencies” means, with respect to any date of determination, each of  S&P, Moody’s, Fitch and DBRS, to the extent that each such rating agency is then providing a rating for any of the related notes or certificates, as applicable.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-2” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “BBB+” from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

[Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of BARCLAYS BANK PLC	For and on behalf of U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF CHARMING SHOPPES MASTER TRUST
Name: /s/ Shain Kalmanowitz Title: Authorized Signatory Date:	Name: /s/ Ta_____ Schulz-______ Title: Vice President Date: 10/17/07

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
17-Oct-07	15-Nov-07	28,800,000
15-Nov-07	15-Dec-07	28,800,000
15-Dec-07	15-Jan-08	28,800,000
15-Jan-08	15-Feb-08	28,800,000
15-Feb-08	15-Mar-08	28,800,000
15-Mar-08	15-Apr-08	28,800,000
15-Apr-08	15-May-08	28,800,000
15-May-08	15-Jun-08	28,800,000
15-Jun-08	15-Jul-08	28,800,000
15-Jul-08	15-Aug-08	28,800,000
15-Aug-08	15-Sep-08	28,800,000
15-Sep-08	15-Oct-08	28,800,000
15-Oct-08	15-Nov-08	28,800,000
15-Nov-08	15-Dec-08	28,800,000
15-Dec-08	15-Jan-09	28,800,000
15-Jan-09	15-Feb-09	28,800,000
15-Feb-09	15-Mar-09	28,800,000
15-Mar-09	15-Apr-09	28,800,000
15-Apr-09	15-May-09	28,800,000
15-May-09	15-Jun-09	28,800,000
15-Jun-09	15-Jul-09	28,800,000
15-Jul-09	15-Aug-09	28,800,000
15-Aug-09	15-Sep-09	28,800,000
15-Sep-09	15-Oct-09	28,800,000
15-Oct-09	15-Nov-09	28,800,000
15-Nov-09	15-Dec-09	28,800,000
15-Dec-09	15-Jan-10	28,800,000
15-Jan-10	15-Feb-10	28,800,000
15-Feb-10	15-Mar-10	28,800,000
15-Mar-10	15-Apr-10	28,800,000
15-Apr-10	15-May-10	28,800,000
15-May-10	15-Jun-10	28,800,000
15-Jun-10	15-Jul-10	28,800,000
15-Jul-10	15-Aug-10	28,800,000
15-Aug-10	15-Sep-10	28,800,000
15-Sep-10	15-Oct-10	28,800,000
15-Oct-10	15-Nov-10	28,800,000
15-Nov-10	15-Dec-10	28,800,000
15-Dec-10	15-Jan-11	28,800,000
15-Jan-11	15-Feb-11	28,800,000
15-Feb-11	15-Mar-11	28,800,000
15-Mar-11	15-Apr-11	28,800,000
15-Apr-11	15-May-11	28,800,000
15-May-11	15-Jun-11	28,800,000
15-Jun-11	15-Jul-11	28,800,000
15-Jul-11	15-Aug-11	28,800,000
15-Aug-11	15-Sep-11	28,800,000
15-Sep-11	15-Oct-11	28,800,000
15-Oct-11	15-Nov-11	28,800,000
15-Nov-11	15-Dec-11	28,800,000
15-Dec-11	15-Jan-12	28,800,000
15-Jan-12	15-Feb-12	28,800,000
15-Feb-12	15-Mar-12	28,800,000
15-Mar-12	15-Apr-12	28,800,000
15-Apr-12	15-May-12	28,800,000
15-May-12	15-Jun-12	28,800,000
15-Jun-12	15-Jul-12	28,800,000
15-Jul-12	15-Aug-12	28,800,000
15-Aug-12	15-Sep-12	28,800,000
15-Sep-12	15-Oct-12	28,800,000
15-Oct-12	15-Nov-12	28,800,000
15-Nov-12	15-Dec-12	28,800,000
15-Dec-12	15-Jan-13	28,800,000
15-Jan-13	15-Feb-13	28,800,000
15-Feb-13	15-Mar-13	28,285,714
15-Mar-13	15-Apr-13	27,771,429
15-Apr-13	15-May-13	27,257,143
15-May-13	15-Jun-13	26,742,857
15-Jun-13	15-Jul-13	26,228,571
15-Jul-13	15-Aug-13	25,714,286
15-Aug-13	15-Sep-13	25,200,000
15-Sep-13	15-Oct-13	24,685,714
15-Oct-13	15-Nov-13	24,171,429
15-Nov-13	15-Dec-13	23,657,143
15-Dec-13	15-Jan-14	23,142,857
15-Jan-14	15-Feb-14	22,628,571
15-Feb-14	15-Mar-14	22,114,286
15-Mar-14	15-Apr-14	21,600,000
15-Apr-14	15-May-14	21,085,714
15-May-14	15-Jun-14	20,571,429
15-Jun-14	15-Jul-14	20,057,143
15-Jul-14	15-Aug-14	19,542,857
15-Aug-14	15-Sep-14	19,028,571
15-Sep-14	15-Oct-14	18,514,286
15-Oct-14	15-Nov-14	18,000,000
15-Nov-14	15-Dec-14	17,485,714
15-Dec-14	15-Jan-15	16,971,429
15-Jan-15	15-Feb-15	16,457,143
15-Feb-15	15-Mar-15	15,942,857
15-Mar-15	15-Apr-15	15,428,571
15-Apr-15	15-May-15	14,914,286
15-May-15	15-Jun-15	14,400,000
15-Jun-15	15-Jul-15	13,885,714
15-Jul-15	15-Aug-15	13,371,429
15-Aug-15	15-Sep-15	12,857,143
15-Sep-15	15-Oct-15	12,342,857
15-Oct-15	15-Nov-15	11,828,571
15-Nov-15	15-Dec-15	11,314,286
15-Dec-15	15-Jan-16	10,800,000
15-Jan-16	15-Feb-16	10,285,714
15-Feb-16	15-Mar-16	9,771,429
15-Mar-16	15-Apr-16	9,257,143
15-Apr-16	15-May-16	8,742,857
15-May-16	15-Jun-16	8,228,571
15-Jun-16	15-Jul-16	7,714,286
15-Jul-16	15-Aug-16	7,200,000
15-Aug-16	15-Sep-16	6,685,714
15-Sep-16	15-Oct-16	6,171,429
15-Oct-16	15-Nov-16	5,657,143
15-Nov-16	15-Dec-16	5,142,857
15-Dec-16	15-Jan-17	4,628,571
15-Jan-17	15-Feb-17	4,114,286
15-Feb-17	15-Mar-17	3,600,000
15-Mar-17	15-Apr-17	3,085,714
15-Apr-17	15-May-17	2,571,429
15-May-17	15-Jun-17	2,057,143
15-Jun-17	15-Jul-17	1,542,857
15-Jul-17	15-Aug-17	1,028,571
15-Aug-17	15-Sep-17	514,286

Annex A

Paragraph 13 of the Credit Support Annex

ANNEX A

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  October 17, 2007  between
Barclays Bank PLC (hereinafter referred to as “Party A” or “Pledgor”)
and
U.S. Bank National Association, as Trustee of Charming Shoppes Master Trust
 (hereinafter referred to as “Party B” or “Secured Party”).

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)
the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”, and

(II)
the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

(2)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(3)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”

(B)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(3)	the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.”

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s Credit Support Amount, or the Fitch Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral	S&P Approved Ratings Valuation Percentage	S&P Required Ratings Valuation Percentage	Moody's First Trigger Valuation Percentage	Moody's Second Trigger Valuation Percentage	Fitch & DBRS Valuation Percentage
(A)Cash	100%	80%	100%	100%	100%

(B)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.9%	79.1%	100%	100%	97.5%

(C)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	94%	86.3%

(D)Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	N/A	N/A	100%	87%	79%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained.  For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if  an S&P Approved Threshold Downgrade Event has occurred and is continuing and such S&P Approved Threshold Downgrade Event has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch Approved Threshold Downgrade Event has occurred and is continuing and such Fitch Approved Threshold Downgrade Event has been continuing for at least 30 calendar days or since this Annex was executed, zero; otherwise, infinity

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)	“Minimum Transfer Amount” means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, “Minimum Transfer Amount” means zero.

(D)	Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 1000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A. The Valuation Agent’s calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)	“Valuation Date” means each Local Business Day.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s Value, and Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral comprised of Cash, the amount of such Cash.

For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)
Alternative.  The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians.

Party B is not and will not be entitled to hold Posted Collateral.  Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)	The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)
The Custodian for Party B shall have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1” or, if no short-term rating is available, a long-term unsecured debt rating from S&P of “A+.”  The Trustee is required to replace the Custodian within 60 calendar days of the Custodian’s rating falling below “A-1,” in the case of a short-term rating, or “A+,” in the case of a long-term rating.

Initially, the Custodian for Party B is:  to be advised in writing by Party B to Party A.

(ii)
Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated “AAAm” or “AAAm-G” by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day’s notice of a request for withdrawal.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k)
Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:
    5 The North Colonnade
    Canary Wharf
    London  E14 4BB, England
    Attention:                      Swaps Documentation
    Facsimile No.:               0207-773-6857/6858
    Telephone No.:             0207-773-6915/6904

    with a copy to:

    General Counsel’s Office
    200 Park Avenue
    New York, NY  10166

    Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  to be provided in writing to Party A.

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified in writing from time to time by the party to which such Transfer will be made.

(m)	Other Provisions.

(i)
Collateral Account.  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, a Moody’s Value, and a Fitch Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, or Fitch Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s Value, or Fitch Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s Value or Fitch Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Downgrade Event has occurred and been continuing for 30 or more Local Business Days, (B) an S&P Required Ratings Downgrade Event has occurred and been continuing for 10 or more Local Business Days, (C) a Fitch Required Ratings Downgrade Event has occurred and been continuing for 30 or more days, or (D) a DBRS Required Ratings Downgrade Event has occurred and been continuing for 30 or more days.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)	Additional Definitions. As used in this Annex:

 “Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words “with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement” shall be added.

“Fitch Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date,

(A)
if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) the Secured Party’s Exposure and (2) the sum, for each Transaction, of the product of (a) the Fitch Volatility Cushion for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date, or

(B)	if the S&P Threshold for such Valuation Date is infinity, zero.

“Fitch Valuation Percentage” means, for any Valuation Date and each item of Eligible Collateral, if the Fitch Threshold for such Valuation Date is zero, the corresponding percentage for such Eligible Collateral in the column headed “Fitch Valuation Percentage”.

“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).  The Fitch Value of Cash will be the amount of such Cash.

“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in the following table:

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	1	2	3	4	5	6	7	8	9	10
At least “AA-”	0.6%	1.6%	2.6%	3.4%	4.2%	4.8%	5.5%	5.9%	6.4%	7.0%
“A+/A”	0.3%	0.8%	1.3%	1.7%	2.1%	2.4%	2.8%	3.0%	3.3%	3.6%
“A-/BBB+” or lower	0.2%	0.6%	1.0%	1.3%	1.6%	1.9%	2.1%	2.3%	2.5%	2.7%

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s Credit Support Amount” means, for any Valuation Date:

(A)
if the Moody’s Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of Moody’s First Trigger Additional Amounts for each Transaction and such Valuation Date;

(B)
if a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for each Transaction and such Valuation Date, and (z) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Second Trigger Additional Amounts for each Transaction and such Valuation Date; or

(C)	if the Moody’s Threshold for such Valuation Date is infinity, zero.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s First Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,

(A)
if such Transaction is not a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 2, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)
if such Transaction is a Transaction-Specific Hedge, the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date;

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the Moody's Threshold for such Valuation Date is zero and it is not the case that a Moody’s Second Trigger Downgrade Event  has occurred and been continuing for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s First Trigger Valuation Percentage” or (ii) if a Moody’s Second Trigger Ratings Event has occurred and been continuing  for at least 30 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “Moody’s Second Trigger Valuation Percentage”.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Paragraph 13(b)(ii). The Moody’s Value of Cash will be the amount of such Cash.

“Next Payment” means, for each Transaction and each Valuation Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) in respect of such Transaction on the related Next Payment Date less the aggregate amount of any payments due to be made by Party B under Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing on such Valuation Date) and (ii) zero.

“Next Payment Date” means, for each Transaction, the date on which the next scheduled payment under such Transaction is due to be paid.

 “S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure;

(B)	if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure; or

(C)	if the S&P Threshold for such Valuation Date is infinity, zero.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral, (i) if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Approved Ratings Valuation Percentage” or (ii) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Required Ratings Valuation Percentage”.

“S&P Value” means, on any date and with respect to any Eligible Collateral, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction-Specific Hedge” means any Transaction in respect of which (x) the notional amount is “balance guaranteed” or (y) the notional amount for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s Value and Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s Valuation Percentage, or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s Value, and the related Fitch Value.

[Remainder of this page intentionally left blank]

Table 1

Remaining Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor—Single Currency Interest Rate Hedges	Moody’s First Trigger Factor—Currency Hedges
Equal to or less than 1	0.15%	1.10%
Greater than 1 but less than or equal to 2	0.30%	1.20%
Greater than 2 but less than or equal to 3	0.40%	1.30%
Greater than 3 but less than or equal to 4	0.60%	1.40%
Greater than 4 but less than or equal to 5	0.70%	1.50%
Greater than 5 but less than or equal to 6	0.80%	1.60%
Greater than 6 but less than or equal to 7	1.00%	1.60%
Greater than 7 but less than or equal to 8	1.10%	1.70%
Greater than 8 but less than or equal to 9	1.20%	1.80%
Greater than 9 but less than or equal to 10	1.30%	1.90%
Greater than 10 but less than or equal to 11	1.40%	1.90%
Greater than 11 but less than or equal to 12	1.50%	2.00%
Greater than 12 but less than or equal to 13	1.60%	2.10%
Greater than 13 but less than or equal to 14	1.70%	2.10%
Greater than 14 but less than or equal to 15	1.80%	2.20%
Greater than 15 but less than or equal to 16	1.90%	2.30%
Greater than 16 but less than or equal to 17	2.00%	2.30%
Greater than 17 but less than or equal to 18	2.00%	2.40%
Greater than 18 but less than or equal to 19	2.00%	2.40%
Greater than 19 but less than or equal to 20	2.00%	2.50%
Greater than 20 but less than or equal to 21	2.00%	2.50%
Greater than 21 but less than or equal to 22	2.00%	2.50%
Greater than 22 but less than or equal to 23	2.00%	2.50%
Greater than 23 but less than or equal to 24	2.00%	2.50%
Greater than 24 but less than or equal to 25	2.00%	2.50%
Greater than 25 but less than or equal to 26	2.00%	2.50%
Greater than 26 but less than or equal to 27	2.00%	2.50%
Greater than 27 but less than or equal to 28	2.00%	2.50%
Greater than 28 but less than or equal to 29	2.00%	2.50%
Greater than 29	2.00%	2.50%

Table 2

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Swaps	Moody’s Second Trigger Factor—Currency Swaps
Equal to or less than 1	0.50%	6.10%
Greater than 1 but less than or equal to 2	1.00%	6.30%
Greater than 2 but less than or equal to 3	1.50%	6.40%
Greater than 3 but less than or equal to 4	1.90%	6.60%
Greater than 4 but less than or equal to 5	2.40%	6.70%
Greater than 5 but less than or equal to 6	2.80%	6.80%
Greater than 6 but less than or equal to 7	3.20%	7.00%
Greater than 7 but less than or equal to 8	3.60%	7.10%
Greater than 8 but less than or equal to 9	4.00%	7.20%
Greater than 9 but less than or equal to 10	4.40%	7.30%
Greater than 10 but less than or equal to 11	4.70%	7.40%
Greater than 11 but less than or equal to 12	5.00%	7.50%
Greater than 12 but less than or equal to 13	5.40%	7.60%
Greater than 13 but less than or equal to 14	5.70%	7.70%
Greater than 14 but less than or equal to 15	6.00%	7.80%
Greater than 15 but less than or equal to 16	6.30%	7.90%
Greater than 16 but less than or equal to 17	6.60%	8.00%
Greater than 17 but less than or equal to 18	6.90%	8.10%
Greater than 18 but less than or equal to 19	7.20%	8.20%
Greater than 19 but less than or equal to 20	7.50%	8.20%
Greater than 20 but less than or equal to 21	7.80%	8.30%
Greater than 21 but less than or equal to 22	8.00%	8.40%
Greater than 22 but less than or equal to 23	8.00%	8.50%
Greater than 23 but less than or equal to 24	8.00%	8.60%
Greater than 24 but less than or equal to 25	8.00%	8.60%
Greater than 25 but less than or equal to 26	8.00%	8.70%
Greater than 26 but less than or equal to 27	8.00%	8.80%
Greater than 27 but less than or equal to 28	8.00%	8.80%
Greater than 28 but less than or equal to 29	8.00%	8.90%
Greater than 29	8.00%	9.00%

Table 3

Remaining Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factor—Single Currency Interest Rate Hedges	Moody’s Second Trigger Factor—Currency Hedges
Equal to or less than 1	0.65%	6.30%
Greater than 1 but less than or equal to 2	1.30%	6.60%
Greater than 2 but less than or equal to 3	1.90%	6.90%
Greater than 3 but less than or equal to 4	2.50%	7.10%
Greater than 4 but less than or equal to 5	3.10%	7.40%
Greater than 5 but less than or equal to 6	3.60%	7.70%
Greater than 6 but less than or equal to 7	4.20%	7.90%
Greater than 7 but less than or equal to 8	4.70%	8.20%
Greater than 8 but less than or equal to 9	5.20%	8.40%
Greater than 9 but less than or equal to 10	5.70%	8.60%
Greater than 10 but less than or equal to 11	6.10%	8.80%
Greater than 11 but less than or equal to 12	6.50%	9.00%
Greater than 12 but less than or equal to 13	7.00%	9.20%
Greater than 13 but less than or equal to 14	7.40%	9.40%
Greater than 14 but less than or equal to 15	7.80%	9.60%
Greater than 15 but less than or equal to 16	8.20%	9.80%
Greater than 16 but less than or equal to 17	8.60%	10.00%
Greater than 17 but less than or equal to 18	9.00%	10.10%
Greater than 18 but less than or equal to 19	9.40%	10.30%
Greater than 19 but less than or equal to 20	9.70%	10.50%
Greater than 20 but less than or equal to 21	10.00%	10.70%
Greater than 21 but less than or equal to 22	10.00%	10.80%
Greater than 22 but less than or equal to 23	10.00%	11.00%
Greater than 23 but less than or equal to 24	10.00%	11.00%
Greater than 24 but less than or equal to 25	10.00%	11.00%
Greater than 25 but less than or equal to 26	10.00%	11.00%
Greater than 26 but less than or equal to 27	10.00%	11.00%
Greater than 27 but less than or equal to 28	10.00%	11.00%
Greater than 28 but less than or equal to 29	10.00%	11.00%
Greater than 29	10.00%	11.00%

EXHIBIT I

FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
BY MEMBER ORGANIZATION

[Date]

[Euroclear or Clearstream Banking, société anonyme, as applicable]

Re:    Charming Shoppes Master Trust (the “Trust”)
      Series 2007-1 Certificates, Class [A] [M] [B] (the “Certificates”)

This is to certify that as of the date hereof, and except as set forth below, the Certificates held by you for our account are beneficially owned by a non-U.S. person(s).  As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you, the Trust, Trustee or Transfer Agent and Registrar for the Certificates to produce this certification to any interested party in such proceedings.

Date: ____________, 20___.

By
_____________________________________
[Agent Member]
As, or as agent for, the Beneficial Owner(s) of the Certificates to which this certificate relates.

EXHIBIT J

FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
BY EUROCLEAR OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME

[Date]

[Name and address of Trustee]

Re:    Charming Shoppes Master Trust (the “Trust”)
      Series 2007-1 Certificates, Class [A] [M] [B] (the “Certificates”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Certificates set forth below (our “Member Organizations”) substantially to the effect set forth in the Series 2007-1 Supplement, dated as of October 17, 2007, between Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and U.S. Bank National Association, as Trustee, U.S. $_______ principal amount of the above-captioned Certificates held by us or on our behalf are beneficially owned by non-U.S. person(s).  As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended.

We further certify:

1.           that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Book-Entry Certificates excepted in such certifications; and

2.           that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you, the Seller or the Trust to produce this certification to any interested party in such proceedings.

Date: ____________, 20___.

Yours Faithfully,
[Euroclear or Clearstream Banking, société anonyme]
By:_________________________________